                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        The Hartford Mutual Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                        THE HARTFORD MUTUAL FUNDS, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           THE HARTFORD ADVISERS FUND
                 THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
                     THE HARTFORD BALANCED ALLOCATION FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                   THE HARTFORD CAPITAL APPRECIATION II FUND
                   THE HARTFORD CONSERVATIVE ALLOCATION FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                     THE HARTFORD DIVIDEND AND GROWTH FUND
                        THE HARTFORD EQUITY INCOME FUND
                        THE HARTFORD FLOATING RATE FUND
                            THE HARTFORD FOCUS FUND
                    THE HARTFORD GLOBAL COMMUNICATIONS FUND
                  THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                        THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                      THE HARTFORD GLOBAL TECHNOLOGY FUND
                      THE HARTFORD GROWTH ALLOCATION FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                      THE HARTFORD INCOME ALLOCATION FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                     THE HARTFORD SELECT MIDCAP GROWTH FUND
                     THE HARTFORD SELECT MIDCAP VALUE FUND
                        THE HARTFORD SHORT DURATION FUND
                        THE HARTFORD SMALL COMPANY FUND
                            THE HARTFORD STOCK FUND
                     THE HARTFORD TAX-FREE CALIFORNIA FUND
                      THE HARTFORD TAX-FREE NEW YORK FUND
                      THE HARTFORD TOTAL RETURN BOND FUND
                            THE HARTFORD VALUE FUND

                      THE HARTFORD MUTUAL FUNDS II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                       THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                      THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                     THE HARTFORD VALUE OPPORTUNITIES FUND

Dear Shareholders:

     You are cordially invited to attend the Joint Special Meeting of Shareholders (the "Meeting") of the Hartford Funds listed above (the "Funds"). The Meeting will take place on September 7, 2005, at 8:30 a.m., Eastern Time, at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089.


     At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Joint Special Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the Meeting is (i) to elect members of the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company," and together, the "Companies"); (ii) for certain Funds to approve a proposal to permit the investment adviser to the Funds to select and contract with investment sub-advisers that are not affiliated with Hartford Investment Financial Services, LLC or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) without obtaining shareholder approval; (iii) for certain Funds to approve proposals to combine, eliminate or revise certain fundamental investment policies; and (iv) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) of the Meeting.



     We request that you complete the enclosed proxy card(s) for the upcoming Meeting. If you have more than one account registered in your name, a separate proxy card for each account is enclosed. Please vote and return each proxy card that you received. Each Company's Board of Directors has reviewed and unanimously approved these proposals and recommends that you vote "FOR" each proposal. The enclosed Proxy Statement provides more information on these proposals. Please read it carefully and return your completed proxy card(s) in the enclosed, addressed, postage-paid envelope, or take advantage of the telephonic or Internet voting procedures described in the Proxy Statement. Your vote is important. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. or from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares.


                                      Very truly yours,

                                      /s/ David M. Znamierowski
                                      David M. Znamierowski
                                      President and Chief Executive Officer

                             IMPORTANT INFORMATION


 We encourage you to read the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.


Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?


A. Shareholders are being asked to consider three separate matters. First, shareholders are being asked to elect members of the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company," and together, the "Companies"). Second, shareholders of certain Funds are being asked to approve a proposal to permit the Funds' investment adviser to select and contract with investment sub-advisers that are not affiliated with Hartford Investment Financial Services, LLC or the Funds (other than by reason of serving as a sub-adviser to one or more Funds) ("Sub-Advisers") without obtaining shareholder approval. Third, shareholders of certain Funds are being asked to approve proposals to combine, eliminate or revise certain fundamental investment policies.


Q.  WHO IS BEING NOMINATED TO SERVE AS A DIRECTOR?


A. There are nine nominees for both Companies, eight of whom currently make up the Board of Directors of The Hartford Mutual Funds, Inc., six of whom currently make up the Board of Directors of The Hartford Mutual Funds II, Inc., and one of whom, William P. Johnston, does not currently serve as a director on either Board. If all of the nominees are elected to both Boards, the Boards of both Companies will be composed of the same nine directors.



Q. WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A PROPOSAL TO PERMIT THE FUNDS' INVESTMENT ADVISER TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT SHAREHOLDER APPROVAL?



A. Certain of the Funds are structured so that each Fund has an investment adviser and an investment Sub-Adviser. For these Funds, the investment adviser supervises the activities of the investment Sub-Adviser, which in turn performs the day-to-day investment management of the Funds. Currently, for all of the Funds except The Hartford Capital Appreciation II Fund, The Hartford Floating Rate Fund, The Hartford Select MidCap Growth Fund, and The Hartford Select MidCap Value Fund, in order to hire a Sub-Adviser it is necessary to obtain shareholder approval, and thus to incur the expense of a shareholder meeting. Hartford HLS Series Fund II, Inc. received an order from the Securities and Exchange Commission permitting Hartford HLS Series Fund II, Inc., as well as other Funds managed by its adviser, HL Investment Advisors, LLC ("HL Advisors"), or affiliates of HL Advisors, to hire or terminate investment Sub-Advisers without a shareholder vote, subject to the shareholders' prior approval of the operation of the respective Fund in this manner. The order is contingent on various requirements being met, including that the investment adviser retain oversight and responsibility for each Fund, that the Funds receive shareholder approval to use the order, and that a Sub-Adviser may only be hired or replaced upon the approval of the directors of the appropriate Fund. The shareholders of each series of Hartford HLS Series Fund II, Inc. and the shareholders of The Hartford Capital Appreciation II Fund, The Hartford Floating Rate Fund, The Hartford Select MidCap Growth Fund, and The Hartford Select MidCap Value Fund have previously approved the implementation of the order. In order to afford the flexibility provided by the order to certain of the other series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., management is seeking shareholders' approval of such an arrangement for certain of the Funds. The Funds benefit from this order by being able to act more quickly and with less expense when the need arises to replace or hire an investment Sub-Adviser. Shareholder approval of this arrangement is not being sought for certain of the Funds because those Funds do not employ Sub-Advisers.



Q. WHY ARE WE PROPOSING TO CHANGE CERTAIN OF THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES?



A. As described in more detail in the accompanying Proxy Statement, many of the existing fundamental investment policies that we propose to change were adopted in response to regulatory, business, or industry requirements or conditions that are no longer relevant or applicable. In addition, small variations in the wording of similar restrictions among all the funds advised by the affiliates of The Hartford Financial Services Group, Inc. ("The Hartford") (collectively, the "Hartford Fund Complex") makes the task of ensuring compliance with each restriction difficult and expensive. We are proposing to remove certain policies and bring those that remain in line, wherever possible, with other fundamental investment policies in place, or expected to be in place, for other funds within the Hartford Fund Complex. This proposal would provide the Funds with additional flexibility in pursuit of their investment objectives.


Q. DO WE EXPECT THE FUNDS' INVESTMENT APPROACHES TO CHANGE AS RESULT OF ANY OF THESE PROPOSALS?

A. These changes are being proposed to help streamline the compliance and regulatory processes, and are not expected to result in any material changes in the investment strategies or practices of the Funds.

Q.  HAVE THE BOARDS OF DIRECTORS APPROVED THESE PROPOSALS?

A. Yes. Your Fund's Board of Directors has reviewed and unanimously approved each of the proposals on which you are being asked to vote. Your Board recommends that you vote in favor of each proposal.

Q.  WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you own shares through more than one account, you may receive multiple proxy cards.

Q.  WHEN SHOULD I VOTE?


A. Please vote as soon as possible. Representatives of The Hartford or Georgeson Shareholder Communications, Inc., a firm authorized by The Hartford, may be contacting you to urge you to vote on these important matters.


Q.  HOW DO I VOTE?

A. Shareholders of record can vote proxies by (i) mailing their signed proxy cards; (ii) calling a toll-free telephone number; or (iii) using the Internet. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been properly recorded. Instructions for shareholders of record who wish to use the telephone or Internet voting procedures are set forth on the enclosed proxy card(s).

Q.  WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A. Please call Georgeson Shareholder Communications, Inc., your Fund's information agent, toll-free at 888-999-3559.

                        THE HARTFORD MUTUAL FUNDS, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           THE HARTFORD ADVISERS FUND
                 THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
                     THE HARTFORD BALANCED ALLOCATION FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                   THE HARTFORD CAPITAL APPRECIATION II FUND
                   THE HARTFORD CONSERVATIVE ALLOCATION FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                     THE HARTFORD DIVIDEND AND GROWTH FUND
                        THE HARTFORD EQUITY INCOME FUND
                        THE HARTFORD FLOATING RATE FUND
                            THE HARTFORD FOCUS FUND
                    THE HARTFORD GLOBAL COMMUNICATIONS FUND
                  THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                        THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                      THE HARTFORD GLOBAL TECHNOLOGY FUND
                      THE HARTFORD GROWTH ALLOCATION FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                      THE HARTFORD INCOME ALLOCATION FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                     THE HARTFORD SELECT MIDCAP GROWTH FUND
                     THE HARTFORD SELECT MIDCAP VALUE FUND
                        THE HARTFORD SHORT DURATION FUND
                        THE HARTFORD SMALL COMPANY FUND
                            THE HARTFORD STOCK FUND
                     THE HARTFORD TAX-FREE CALIFORNIA FUND
                      THE HARTFORD TAX-FREE NEW YORK FUND
                      THE HARTFORD TOTAL RETURN BOND FUND
                            THE HARTFORD VALUE FUND

                      THE HARTFORD MUTUAL FUNDS II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                       THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                      THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                     THE HARTFORD VALUE OPPORTUNITIES FUND

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS


     A Joint Special Meeting of Shareholders (the "Meeting") of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company," and together, the "Companies") listed above (each such series, a "Fund," and together, the "Funds") will take place on September 7, 2005, at 8:30 a.m., Eastern Time, at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, for the following purposes:


          1. For each Company, to elect a Board of Directors.

          2. For each Fund, except The Hartford Aggressive Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Capital Appreciation II Fund, The Hartford Conservative Allocation Fund, The Hartford Floating Rate Fund, The Hartford Growth Allocation Fund, The Hartford Income Allocation Fund, The Hartford Select MidCap Growth Fund, and The Hartford Select MidCap Value Fund, to approve a proposal to permit its investment adviser to select and contract with investment sub-advisers that are not affiliated with Hartford Investment Financial Services, LLC or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) without obtaining shareholder approval.


          3. For all Funds, except The Hartford Capital Appreciation II Fund, The Hartford Floating Rate Fund, The Hartford Select MidCap Growth Fund, The Hartford Select MidCap Value Fund, The Hartford Global Communications Fund, and The Hartford Global Financial Services Fund, each a separate series of The Hartford Mutual Funds, Inc., to approve proposals to combine, eliminate or revise certain fundamental investment policies of the Funds.


          4. To transact such other business as may properly come before the Meeting.


     The Board of Directors of each Company unanimously recommends approval of each item listed in this Notice, as applicable. Shareholders of record on June 21, 2005 are entitled to notice of and to vote at the Meeting.


     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD(S) AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S), IN ORDER TO SAVE THE COMPANIES ANY FURTHER

SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.


                                      By order of the Boards of Directors,

                                      /s/ Edward P. Macdonald
                                      EDWARD P. MACDONALD
                                      Secretary


Dated: July 18, 2005

                        THE HARTFORD MUTUAL FUNDS, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           THE HARTFORD ADVISERS FUND
                 THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
                     THE HARTFORD BALANCED ALLOCATION FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                   THE HARTFORD CAPITAL APPRECIATION II FUND
                   THE HARTFORD CONSERVATIVE ALLOCATION FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                     THE HARTFORD DIVIDEND AND GROWTH FUND
                        THE HARTFORD EQUITY INCOME FUND
                        THE HARTFORD FLOATING RATE FUND
                            THE HARTFORD FOCUS FUND
                    THE HARTFORD GLOBAL COMMUNICATIONS FUND
                  THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                        THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                      THE HARTFORD GLOBAL TECHNOLOGY FUND
                      THE HARTFORD GROWTH ALLOCATION FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                      THE HARTFORD INCOME ALLOCATION FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                     THE HARTFORD SELECT MIDCAP GROWTH FUND
                     THE HARTFORD SELECT MIDCAP VALUE FUND
                        THE HARTFORD SHORT DURATION FUND
                        THE HARTFORD SMALL COMPANY FUND
                            THE HARTFORD STOCK FUND
                     THE HARTFORD TAX-FREE CALIFORNIA FUND
                      THE HARTFORD TAX-FREE NEW YORK FUND
                      THE HARTFORD TOTAL RETURN BOND FUND
                            THE HARTFORD VALUE FUND

                      THE HARTFORD MUTUAL FUNDS II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                       THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                      THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                     THE HARTFORD VALUE OPPORTUNITIES FUND

                                PROXY STATEMENT

                                 JULY 18, 2005



     The enclosed proxy card(s) are solicited by the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company," and together, the "Companies") in connection with the Joint Special Meeting of Shareholders (the "Meeting") of each of the series of the Companies listed above (each, a "Fund," and together, the "Funds"), to be held September 7, 2005, at 8:30 a.m., Eastern Time, at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting. The mailing address of the principal executive offices for both Companies is P.O. Box 2999, Hartford, Connecticut 06104-2999.



     The costs of solicitation, including the cost of preparing and mailing the Notice of Joint Special Meeting of Shareholders and this Proxy Statement, will be paid by the Funds on a pro rata basis based on the relative net assets of each Fund. The approximate mailing date of this Proxy Statement is July 18, 2005. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or a firm authorized by The Hartford may solicit proxies by means of mail or telephone calls. Georgeson Shareholder Communications, Inc., ("Georgeson") has been engaged to assist in the solicitation of proxies at an estimated cost of $3,200,000, plus expenses. As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.


     Hartford Investment Financial Services, LLC ("HIFSCO"), the investment adviser, administrator, and principal underwriter for the Companies, is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


     Shareholders may revoke authority to vote their shares by giving written notice of revocation to Edward P. Macdonald, the Secretary of each Company. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted "FOR" each Proposal. In instances where choices are specified by the shareholders in the proxy cards, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. With regard to Proposal I, the election of directors, votes may be cast for all nominees, withheld for all nominees, or withheld for certain nominees. Abstentions may be specified for Proposals II and III (to permit each Fund's investment adviser to select and contract with certain sub-advisers without obtaining shareholder approval, and to approve changes to certain fundamental investment policies, respectively). With respect to Proposals II and III, abstentions and broker non-votes (proxy cards received by a Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "AGAINST" such item. So far as the Boards of Directors are aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.



     In addition to completing and returning the enclosed proxy card(s), shareholders are also able to vote by touchtone telephone or by Internet by following the instructions included on the proxy card(s) accompanying this Proxy Statement. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating the telephone call or Internet link.



     In all cases where telephonic proxies are solicited, the Georgeson representative is required to ask for each shareholder's full name and address and zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card(s) if requested, and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Georgeson representative will record the shareholder's instructions on the card(s). Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card(s) or by touchtone telephone or the Internet as set forth above. The proxy vote received last in time from each shareholder, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the shareholder.

     Only those shareholders owning shares as of the close of business on June 21, 2005 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. Attachment A lists the outstanding shares of each Fund as of the Record Date. Each shareholder is entitled to one vote for each share held. The Hartford Aggressive Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, and The Hartford Income Allocation Fund (each, a "Fund of Funds," and collectively, the "Funds of Funds") are series of The Hartford Mutual Funds, Inc. whose only investments are shares of certain other series of the Companies (the "Underlying Funds"). The Funds of Funds have granted HIFSCO the authority to vote proxies on their behalf. HIFSCO will vote proxies, with respect to the shares of Underlying Funds owned by the Funds of Funds, in what it believes are the best economic interests of the Funds of Funds and in accordance with its Proxy Voting Policies and Procedures.


     The presence, either in person or by proxy, of shareholders owning a majority of shares of a Company entitled to vote at the Meeting shall constitute a quorum with respect to that Company. As to any Fund for which matters will be considered that will affect that Fund individually, the presence, either in person or by proxy, of shareholders owning a majority of shares of that Fund entitled to vote at the Meeting shall constitute a quorum with respect to that Fund. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.


     A copy of each Company's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, is available upon request. If you would like to receive a copy, please contact the Company in question at 500 Bielenberg Drive, Woodbury, Minnesota 55125-4401 or call 1-888-843-7824, and a copy will be sent, without charge, by first class mail within three business days of your request.

                    SUMMARY OF PROPOSALS AND FUNDS AFFECTED

     The following table identifies the various proposals set forth in this Proxy Statement and indicates which Funds are affected by each proposal. An "X" denotes that a Fund is affected by the proposal and that the Fund's shareholders are solicited with respect to that proposal.

                                     THE
                                   HARTFORD       THE           THE              THE             THE
                         THE      AGGRESSIVE    HARTFORD      HARTFORD        HARTFORD         HARTFORD         THE
                       HARTFORD     GROWTH      BALANCED      CAPITAL          CAPITAL       CONSERVATIVE     HARTFORD
                       ADVISERS   ALLOCATION   ALLOCATION   APPRECIATION   APPRECIATION II    ALLOCATION    DISCIPLINED
PROPOSAL:                FUND        FUND         FUND          FUND            FUND             FUND       EQUITY FUND
---------              --------   ----------   ----------   ------------   ---------------   ------------   ------------
I. To Elect a Board       X           X            X             X                X               X              X
of Directors

II. To Permit the         X                                      X                                               X
Fund's Investment
Adviser to Select and
Contract with Sub-
Advisers without
Obtaining Shareholder
Approval

III.A(i) To Revise                                               X                                               X
the Fundamental
Policy Regarding the
Issuing of Senior
Securities

III.A(ii) To Revise                                              X                                               X
the Fundamental
Policy Regarding the
Borrowing of Money

III.A(iii) To Revise
the Fundamental
Policy Regarding the
Borrowing of Money,
Issuing of Senior
Securities and
Purchasing Securities
on Margin

III.B To Eliminate
the Fundamental
Policy Regarding the
Pledging, Mortgaging
or Hypothecating of
Assets

III.C To Revise the                                              X                                               X
Fundamental Policy
Regarding
Underwriting
Securities

                                     THE
                                   HARTFORD       THE           THE              THE             THE
                         THE      AGGRESSIVE    HARTFORD      HARTFORD        HARTFORD         HARTFORD         THE
                       HARTFORD     GROWTH      BALANCED      CAPITAL          CAPITAL       CONSERVATIVE     HARTFORD
                       ADVISERS   ALLOCATION   ALLOCATION   APPRECIATION   APPRECIATION II    ALLOCATION    DISCIPLINED
PROPOSAL:                FUND        FUND         FUND          FUND            FUND             FUND       EQUITY FUND
---------              --------   ----------   ----------   ------------   ---------------   ------------   ------------
III.D To Revise the                                              X                                               X
Fundamental Policy
Regarding Investments
in Real Estate and
Interests Therein

III.E To Revise the                                              X                                               X
Fundamental Policy
Regarding Purchases
and Sales of
Commodities and
Commodities Contracts

III.F To Revise the                                              X                                               X
Fundamental Policy
Regarding the
Diversification of
Investments

III.G To Revise the       X           X            X             X                                X              X
Fundamental Policy
Regarding Investment
Concentrations within
a Particular Industry

III.H(i) To Eliminate
the Fundamental
Policy Regarding
Purchases from and
Sales to Officers,
Directors and
Employees

III.H(ii) To
Eliminate the
Fundamental Policy
Regarding Securities
Trading Accounts

III.I To Revise the                                              X                                               X
Fundamental Policy
Regarding the Making
of Loans

                                     THE
                                   HARTFORD       THE           THE              THE             THE
                         THE      AGGRESSIVE    HARTFORD      HARTFORD        HARTFORD         HARTFORD         THE
                       HARTFORD     GROWTH      BALANCED      CAPITAL          CAPITAL       CONSERVATIVE     HARTFORD
                       ADVISERS   ALLOCATION   ALLOCATION   APPRECIATION   APPRECIATION II    ALLOCATION    DISCIPLINED
PROPOSAL:                FUND        FUND         FUND          FUND            FUND             FUND       EQUITY FUND
---------              --------   ----------   ----------   ------------   ---------------   ------------   ------------
III.J To Eliminate
the Fundamental
Policy Regarding
Short Sales

III.K To Revise the
Fundamental Policy
Regarding Investments
within Certain
Industries

                          THE                                                           THE
                        HARTFORD     THE        THE                      THE         HARTFORD      THE        THE
                        DIVIDEND   HARTFORD   HARTFORD     THE         HARTFORD       GLOBAL     HARTFORD   HARTFORD
                          AND       EQUITY    FLOATING   HARTFORD       GLOBAL       FINANCIAL    GLOBAL     GLOBAL
                         GROWTH     INCOME      RATE      FOCUS     COMMUNICATIONS   SERVICES     HEALTH    LEADERS
PROPOSAL:                 FUND       FUND       FUND       FUND          FUND          FUND        FUND       FUND
---------               --------   --------   --------   --------   --------------   ---------   --------   --------
I. To Elect a Board of     X          X          X          X             X              X          X          X
Directors

II. To Permit the          X          X                     X             X              X          X          X
Fund's Investment
Adviser to Select and
Contract with
Sub-Advisers without
Obtaining Shareholder
Approval

III.A(i) To Revise the                                                                              X
Fundamental Policy
Regarding the Issuing
of Senior Securities

III.A(ii) To Revise                                                                                 X
the Fundamental Policy
Regarding the
Borrowing of Money

III.A(iii) To Revise
the Fundamental Policy
Regarding the
Borrowing of Money,
Issuing of Senior
Securities and
Purchasing Securities
on Margin

III.B To Eliminate the
Fundamental Policy
Regarding the
Pledging, Mortgaging
or Hypothecating of
Assets

                          THE                                                           THE
                        HARTFORD     THE        THE                      THE         HARTFORD      THE        THE
                        DIVIDEND   HARTFORD   HARTFORD     THE         HARTFORD       GLOBAL     HARTFORD   HARTFORD
                          AND       EQUITY    FLOATING   HARTFORD       GLOBAL       FINANCIAL    GLOBAL     GLOBAL
                         GROWTH     INCOME      RATE      FOCUS     COMMUNICATIONS   SERVICES     HEALTH    LEADERS
PROPOSAL:                 FUND       FUND       FUND       FUND          FUND          FUND        FUND       FUND
---------               --------   --------   --------   --------   --------------   ---------   --------   --------
III.C To Revise the                                                                                 X
Fundamental Policy
Regarding Underwriting
Securities

III.D To Revise the                                                                                 X
Fundamental Policy
Regarding Investments
in Real Estate and
Interests Therein

III.E To Revise the                                                                                 X
Fundamental Policy
Regarding Purchases
and Sales of
Commodities and
Commodities Contracts

III.F To Revise the
Fundamental Policy
Regarding the
Diversification of
Investments

III.G To Revise the        X          X                     X                                                  X
Fundamental Policy
Regarding Investment
Concentrations within
a Particular Industry

III.H(i) To Eliminate
the Fundamental Policy
Regarding Purchases
from and Sales to
Officers, Directors
and Employees

III.H(ii) To Eliminate
the Fundamental Policy
Regarding Securities
Trading Accounts

III.I To Revise the                                                                                 X
Fundamental Policy
Regarding the Making
of Loans

III.J To Eliminate the
Fundamental Policy
Regarding Short Sales

                          THE                                                           THE
                        HARTFORD     THE        THE                      THE         HARTFORD      THE        THE
                        DIVIDEND   HARTFORD   HARTFORD     THE         HARTFORD       GLOBAL     HARTFORD   HARTFORD
                          AND       EQUITY    FLOATING   HARTFORD       GLOBAL       FINANCIAL    GLOBAL     GLOBAL
                         GROWTH     INCOME      RATE      FOCUS     COMMUNICATIONS   SERVICES     HEALTH    LEADERS
PROPOSAL:                 FUND       FUND       FUND       FUND          FUND          FUND        FUND       FUND
---------               --------   --------   --------   --------   --------------   ---------   --------   --------
III.K To Revise the                                                                                 X
Fundamental Policy
Regarding Investments
within Certain
Industries

                                                                                                        THE
                             THE          THE         THE                    THE          THE        HARTFORD
                           HARTFORD     HARTFORD    HARTFORD     THE       HARTFORD    HARTFORD    INTERNATIONAL
                            GLOBAL       GROWTH       HIGH     HARTFORD     INCOME     INFLATION      CAPITAL
                          TECHNOLOGY   ALLOCATION    YIELD      INCOME    ALLOCATION     PLUS      APPRECIATION
PROPOSAL:                    FUND         FUND        FUND       FUND        FUND        FUND          FUND
---------                 ----------   ----------   --------   --------   ----------   ---------   -------------
I. To Elect a Board of        X            X           X          X           X            X             X
Directors

II. To Permit the Fund's      X                        X          X                        X             X
Investment Adviser to
Select and Contract with
Sub-Advisers without
Obtaining Shareholder
Approval

III.A(i) To Revise the        X
Fundamental Policy
Regarding the Issuing of
Senior Securities

III.A(ii) To Revise the       X
Fundamental Policy
Regarding the Borrowing
of Money

III.A(iii) To Revise the
Fundamental Policy
Regarding the Borrowing
of Money, Issuing of
Senior Securities and
Purchasing Securities on
Margin

III.B To Eliminate the
Fundamental Policy
Regarding the Pledging,
Mortgaging or
Hypothecating of Assets

III.C To Revise the           X
Fundamental Policy
Regarding Underwriting
Securities

                                                                                                        THE
                             THE          THE         THE                    THE          THE        HARTFORD
                           HARTFORD     HARTFORD    HARTFORD     THE       HARTFORD    HARTFORD    INTERNATIONAL
                            GLOBAL       GROWTH       HIGH     HARTFORD     INCOME     INFLATION      CAPITAL
                          TECHNOLOGY   ALLOCATION    YIELD      INCOME    ALLOCATION     PLUS      APPRECIATION
PROPOSAL:                    FUND         FUND        FUND       FUND        FUND        FUND          FUND
---------                 ----------   ----------   --------   --------   ----------   ---------   -------------
III.D To Revise the           X
Fundamental Policy
Regarding Investments in
Real Estate and
Interests Therein

III.E To Revise the           X
Fundamental Policy
Regarding Purchases and
Sales of Commodities and
Commodities Contracts

III.F To Revise the
Fundamental Policy
Regarding the
Diversification of
Investments

III.G To Revise the                        X           X          X           X            X             X
Fundamental Policy
Regarding Investment
Concentrations within a
Particular Industry

III.H(i) To Eliminate
the Fundamental Policy
Regarding Purchases from
and Sales to Officers,
Directors and Employees

III.H(ii) To Eliminate
the Fundamental Policy
Regarding Securities
Trading Accounts

III.I To Revise the           X
Fundamental Policy
Regarding the Making of
Loans

III.J To Eliminate the
Fundamental Policy
Regarding Short Sales

III.K To Revise the           X
Fundamental Policy
Regarding Investments
within Certain
Industries

                                             THE                                           THE        THE
                             THE          HARTFORD                   THE        THE      HARTFORD   HARTFORD     THE
                          HARTFORD      INTERNATIONAL     THE      HARTFORD   HARTFORD    SELECT     SELECT    HARTFORD
                        INTERNATIONAL       SMALL       HARTFORD    MIDCAP     MONEY      MIDCAP     MIDCAP     SHORT
                        OPPORTUNITIES      COMPANY       MIDCAP     VALUE      MARKET     GROWTH     VALUE     DURATION
PROPOSAL:                   FUND            FUND          FUND       FUND       FUND       FUND       FUND       FUND
---------               -------------   -------------   --------   --------   --------   --------   --------   --------
I. To Elect a Board of        X               X            X          X          X          X          X          X
Directors

II. To Permit the             X               X            X          X          X                                X
Fund's Investment
Adviser to Select and
Contract with
Sub-Advisers without
Obtaining Shareholder
Approval

III.A(i) To Revise the
Fundamental Policy
Regarding the Issuing
of Senior Securities

III.A(ii) To Revise
the Fundamental Policy
Regarding the
Borrowing of Money

III.A(iii) To Revise
the Fundamental Policy
Regarding the
Borrowing of Money,
Issuing of Senior
Securities and
Purchasing Securities
on Margin

III.B To Eliminate the
Fundamental Policy
Regarding the
Pledging, Mortgaging
or Hypothecating of
Assets

III.C To Revise the
Fundamental Policy
Regarding Underwriting
Securities

III.D To Revise the
Fundamental Policy
Regarding Investments
in Real Estate and
Interests Therein

                                             THE                                           THE        THE
                             THE          HARTFORD                   THE        THE      HARTFORD   HARTFORD     THE
                          HARTFORD      INTERNATIONAL     THE      HARTFORD   HARTFORD    SELECT     SELECT    HARTFORD
                        INTERNATIONAL       SMALL       HARTFORD    MIDCAP     MONEY      MIDCAP     MIDCAP     SHORT
                        OPPORTUNITIES      COMPANY       MIDCAP     VALUE      MARKET     GROWTH     VALUE     DURATION
PROPOSAL:                   FUND            FUND          FUND       FUND       FUND       FUND       FUND       FUND
---------               -------------   -------------   --------   --------   --------   --------   --------   --------
III.E To Revise the
Fundamental Policy
Regarding Purchases
and Sales of
Commodities and
Commodities Contracts

III.F To Revise the
Fundamental Policy
Regarding the
Diversification of
Investments

III.G To Revise the           X               X            X          X          X                                X
Fundamental Policy
Regarding Investment
Concentrations within
a Particular Industry

III.H(i) To Eliminate
the Fundamental Policy
Regarding Purchases
from and Sales to
Officers, Directors
and Employees

III.H(ii) To Eliminate
the Fundamental Policy
Regarding Securities
Trading Accounts

III.I To Revise the
Fundamental Policy
Regarding the Making
of Loans

III.J To Eliminate the
Fundamental Policy
Regarding Short Sales

III.K To Revise the
Fundamental Policy
Regarding Investments
within Certain
Industries

                                                                                         THE
                                           THE                    THE         THE      HARTFORD
                                         HARTFORD     THE       HARTFORD    HARTFORD    TOTAL       THE
                                          SMALL     HARTFORD    TAX-FREE    TAX-FREE    RETURN    HARTFORD
                                         COMPANY     STOCK     CALIFORNIA   NEW YORK     BOND      VALUE
PROPOSAL:                                  FUND       FUND        FUND        FUND       FUND       FUND
---------                                --------   --------   ----------   --------   --------   --------
I. To Elect a Board of Directors            X          X            X          X          X          X

II. To Permit the Fund's Investment         X          X            X          X          X          X
Adviser to Select and Contract with
Sub-Advisers without Obtaining
Shareholder Approval

III.A(i) To Revise the Fundamental                     X
Policy Regarding the Issuing of Senior
Securities

III.A(ii) To Revise the Fundamental                    X
Policy Regarding the Borrowing of Money

III.A(iii) To Revise the Fundamental
Policy Regarding the Borrowing of
Money, Issuing of Senior Securities and
Purchasing Securities on Margin

III.B To Eliminate the Fundamental
Policy Regarding the Pledging,
Mortgaging or Hypothecating of Assets

III.C To Revise the Fundamental Policy                 X
Regarding Underwriting Securities

III.D To Revise the Fundamental Policy                 X
Regarding Investments in Real Estate
and Interests Therein

III.E To Revise the Fundamental Policy                 X
Regarding Purchases and Sales of
Commodities and Commodities Contracts

III.F To Revise the Fundamental Policy                 X
Regarding the Diversification of
Investments

III.G To Revise the Fundamental Policy      X          X            X          X          X          X
Regarding Investment Concentrations
within a Particular Industry

III.H(i) To Eliminate the Fundamental
Policy Regarding Purchases from and
Sales to Officers, Directors and
Employees

III.H(ii) To Eliminate the Fundamental
Policy Regarding Securities Trading
Accounts

III.I To Revise the Fundamental Policy                 X
Regarding the Making of Loans

III.J To Eliminate the Fundamental
Policy Regarding Short Sales

                                                                                         THE
                                           THE                    THE         THE      HARTFORD
                                         HARTFORD     THE       HARTFORD    HARTFORD    TOTAL       THE
                                          SMALL     HARTFORD    TAX-FREE    TAX-FREE    RETURN    HARTFORD
                                         COMPANY     STOCK     CALIFORNIA   NEW YORK     BOND      VALUE
PROPOSAL:                                  FUND       FUND        FUND        FUND       FUND       FUND
---------                                --------   --------   ----------   --------   --------   --------
III.K To Revise the Fundamental Policy
Regarding Investments within Certain
Industries

                                                                                       THE
                                       THE          THE         THE        THE       HARTFORD         THE
                         THE        HARTFORD      HARTFORD   HARTFORD    HARTFORD      U.S.        HARTFORD
                       HARTFORD      GROWTH       SMALLCAP   TAX-FREE    TAX-FREE   GOVERNMENT       VALUE
                        GROWTH    OPPORTUNITIES    GROWTH    MINNESOTA   NATIONAL   SECURITIES   OPPORTUNITIES
PROPOSAL:                FUND         FUND          FUND       FUND        FUND        FUND          FUND
---------              --------   -------------   --------   ---------   --------   ----------   -------------
I. To Elect a Board       X             X            X           X          X           X              X
of Directors

II. To Permit the         X             X            X           X          X           X              X
Fund's Investment
Adviser to Select and
Contract with Sub-
Advisers without
Obtaining Shareholder
Approval

III.A(i) To Revise
the Fundamental
Policy Regarding the
Issuing of Senior
Securities

III.A(ii) To Revise
the Fundamental
Policy Regarding the
Borrowing of Money

III.A(iii) To Revise                                 X
the Fundamental
Policy Regarding the
Borrowing of Money,
Issuing of Senior
Securities and
Purchasing Securities
on Margin

III.B To Eliminate                                   X
the Fundamental
Policy Regarding the
Pledging, Mortgaging
or Hypothecating of
Assets

III.C To Revise the
Fundamental Policy
Regarding
Underwriting
Securities

                                                                                       THE
                                       THE          THE         THE        THE       HARTFORD         THE
                         THE        HARTFORD      HARTFORD   HARTFORD    HARTFORD      U.S.        HARTFORD
                       HARTFORD      GROWTH       SMALLCAP   TAX-FREE    TAX-FREE   GOVERNMENT       VALUE
                        GROWTH    OPPORTUNITIES    GROWTH    MINNESOTA   NATIONAL   SECURITIES   OPPORTUNITIES
PROPOSAL:                FUND         FUND          FUND       FUND        FUND        FUND          FUND
---------              --------   -------------   --------   ---------   --------   ----------   -------------
III.D To Revise the                                  X
Fundamental Policy
Regarding Investments
in Real Estate and
Interests Therein

III.E To Revise the                                  X
Fundamental Policy
Regarding Purchases
and Sales of
Commodities and
Commodities Contracts

III.F To Revise the
Fundamental Policy
Regarding the
Diversification of
Investments

III.G To Revise the       X             X            X           X          X           X              X
Fundamental Policy
Regarding Investment
Concentrations within
a Particular Industry

III.H(i) To Eliminate                                X
the Fundamental
Policy Regarding
Purchases from and
Sales to Officers,
Directors and
Employees

III.H(ii) To                                         X
Eliminate the
Fundamental Policy
Regarding Securities
Trading Accounts

III.I To Revise the                                  X
Fundamental Policy
Regarding the Making
of Loans

III.J To Eliminate                                   X
the Fundamental
Policy Regarding
Short Sales

                                                                                       THE
                                       THE          THE         THE        THE       HARTFORD         THE
                         THE        HARTFORD      HARTFORD   HARTFORD    HARTFORD      U.S.        HARTFORD
                       HARTFORD      GROWTH       SMALLCAP   TAX-FREE    TAX-FREE   GOVERNMENT       VALUE
                        GROWTH    OPPORTUNITIES    GROWTH    MINNESOTA   NATIONAL   SECURITIES   OPPORTUNITIES
PROPOSAL:                FUND         FUND          FUND       FUND        FUND        FUND          FUND
---------              --------   -------------   --------   ---------   --------   ----------   -------------
III.K To Revise the
Fundamental Policy
Regarding Investments
within Certain
Industries

                                SHARE OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each director of the Companies or nominee for election as a director of the Companies in each of the Funds and on an aggregate basis in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies, as of April 30, 2005.


NON-INTERESTED DIRECTORS AND NOMINEES



                                                                                   AGGREGATE DOLLAR RANGE
                                                                                   OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT
                                                                                    COMPANIES OVERSEEN BY
NAME OF DIRECTOR                                                                    DIRECTOR IN FAMILY OF
OR NOMINEE                    DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND         INVESTMENT COMPANIES
----------------          ------------------------------------------------------  -------------------------
Lynn S. Birdsong........  The Hartford Equity Income Fund       $10,001-$50,000     $50,001-$100,000
                          The Hartford Global Leaders Fund      $10,001-$50,000
                          The Hartford Stock Fund                  $1-$10,000
Robert M. Gavin.........  The Hartford Balanced Allocation       Over $100,000       Over $100,000
                          Fund                                  $50,001-$100,000
                          The Hartford Global Leaders Fund       Over $100,000
                          The Hartford Growth Fund               Over $100,000
                          The Hartford Growth Opportunities     $10,001-$50,000
                          Fund
                          The Hartford Money Market Fund
Duane E. Hill...........  None                                                            None
Sandra S. Jaffee(1).....  None                                                            None
William P.                None                                                            None
 Johnston(2)............
Phillip O. Peterson.....  The Hartford Global Technology Fund   $10,001-$50,000     $10,001-$50,000


---------------


(1) Ms. Jaffee is a director of The Hartford Mutual Funds, Inc. but is not currently a director of The Hartford Mutual Funds II, Inc.



(2) Mr. Johnston is not currently a director of any of the Companies.

INTERESTED DIRECTORS AND NOMINEES



                                                                                   AGGREGATE DOLLAR RANGE
                                                                                   OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT
                                                                                    COMPANIES OVERSEEN BY
NAME OF DIRECTOR                                                                    DIRECTOR IN FAMILY OF
OR NOMINEE                    DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND         INVESTMENT COMPANIES
----------------          ------------------------------------------------------  -------------------------
Thomas M. Marra.........  The Hartford Advisers Fund             Over $100,000       Over $100,000
                          The Hartford Capital Appreciation      Over $100,000
                          Fund                                  $50,001-$100,000
                          The Hartford Dividend and Growth       Over $100,000
                          Fund                                  $50,001-$100,000
                          The Hartford Focus Fund               $50,001-$100,000
                          The Hartford Global Leaders Fund
                          The Hartford High Yield Fund             $1-$10,000
                          The Hartford International             Over $100,000
                          Opportunities                         $50,001-$100,000
                           Fund                                  Over $100,000
                          The Hartford MidCap Fund
                          The Hartford Small Company Fund
                          The Hartford Stock Fund
Lowndes A. Smith........  The Hartford Capital Appreciation     $50,001-$100,000     Over $100,000
                          Fund                                  $50,001-$100,000
                          The Hartford Global Health Fund       $10,001-$50,000
                          The Hartford Global Leaders Fund      $10,001-$50,000
                          The Hartford Global Technology Fund   $50,001-$100,000
                          The Hartford MidCap Fund              $10,001-$50,000
                          The Hartford Small Company Fund
David M.                  The Hartford High Yield Fund          $10,001-$50,000     $10,001-$50,000
 Znamierowski(1)........


---------------


(1) Mr. Znamierowski is a director of The Hartford Mutual Funds, Inc. but is not currently a director of The Hartford Mutual Funds II, Inc.


     As of April 30, 2005, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund. As of May 31, 2005, no person to the knowledge of any Company owned beneficially more than 5% of the outstanding shares of any class of shares of a Fund, except as listed in Attachment B.


     As of April 30, 2005, none of the non-interested directors* (or their immediate family members) had share ownership in securities of any Company's investment adviser, principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of a Company (not including registered investment companies).


---------------


* The "non-interested directors" of the Companies are those directors who are not "interested persons" as defined in the Investment Company Act of 1940, by virtue of an affiliation with, or equity ownership of, HIFSCO, Hartford Investment Management, or other affiliated companies.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS


     At the Meeting, shareholders will be asked to elect members to each Company's Board of Directors. There are nine positions on each Company's Board of Directors. Currently, The Hartford Mutual Funds, Inc. has eight directors, all of whom are being nominated for election or re-election to the Board of that Company. The Hartford Mutual Funds II, Inc. currently has six directors, all of whom are being nominated for election or re-election to the Board of that Company. All of the nominees, except William P. Johnston, currently serve as director of one or both of the Companies. The current composition of each Company's Board of Directors is the same, with the exception of David M. Znamierowski and Sandra S. Jaffee, each of whom serves on the Board of Directors of The Hartford Mutual Funds, Inc., but does not serve on the Board of Directors of The Hartford Mutual Funds II, Inc. Mr. Znamierowski was previously selected by the Board of Directors of The Hartford Mutual Funds, Inc. to serve as a director of that Company. In addition to being nominated for election to the Board of Directors of The Hartford Mutual Funds, Inc., Mr. Znamierowski was recommended by the Companies' investment adviser to serve as a member of the Board of Directors of The Hartford Mutual Funds II, Inc. and is being nominated for election to the Board of Directors of that Company. Ms. Jaffee was previously selected by the Board of Directors of The Hartford Mutual Funds, Inc. to serve as a director of that Company, and is now nominated for election to the Board of Directors of that Company. In addition, Ms. Jaffee was recommended by the non-interested directors of the Companies to serve as a member of the Board of Directors of The Hartford Mutual Funds II, Inc. and is being nominated for election to the Board of Directors of that Company. Lynn S. Birdsong and Thomas
M. Marra were both previously selected by the Board of Directors of each Company to serve as directors of the Companies, and are now nominated for election to the Board of Directors of each Company. William P. Johnston is being nominated for election to the Board of Directors of each Company. Mr. Johnston was recommended by the non-interested directors of the Companies to serve as a member of the Boards. All other nominees have previously been elected to the Boards and are standing for re-election.



     Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, the number of portfolios advised by HIFSCO and its affiliates (collectively, the "Hartford Fund Complex") currently overseen, or to be overseen, by each nominee, and the other directorships held by each nominee is set forth below. Shareholders wishing to send communications to the Boards, or to the nominees for election to the Boards, may communicate with Board members and/or nominees by submitting written correspondence, directed to the Board of Directors and/or nominees, in care of the applicable Company's Secretary, Edward P. Macdonald, c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS


                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                               POSITION      TERM OF                               IN FUND
                                 HELD      OFFICE* AND                             COMPLEX         OTHER
                               WITH THE    HAS SERVED   PRINCIPAL OCCUPATION(S)   OVERSEEN     DIRECTORSHIPS
NAME AND AGE                   COMPANIES      SINCE       DURING LAST 5 YEARS    BY DIRECTOR  HELD BY DIRECTOR
------------                   ---------   -----------  -----------------------  -----------  ----------------
Lynn S. Birdsong               Director    2003         From 1979 to 2002, Mr.       80       Mr. Birdsong is
  (age 58)                                              Birdsong was a managing               a director of
                                                        director of Zurich                    The Japan Fund,
                                                        Scudder Investments, an               Inc.
                                                        investment management
                                                        firm. In 2003, Mr.
                                                        Birdsong became an
                                                        independent director of
                                                        The Japan Fund, Inc.;
                                                        during his employment
                                                        with Scudder, he was an
                                                        interested director of
                                                        The Japan Fund, Inc.
                                                        From 2003 to March
                                                        2005, Mr. Birdsong was
                                                        an independent director
                                                        of the Atlantic
                                                        Whitehall Funds. Since
                                                        1981, Mr. Birdsong has
                                                        been a partner in
                                                        Birdsong Company, an
                                                        advertising specialty
                                                        firm.
Robert M. Gavin                Director    The          Dr. Gavin is an              80       None
  (age 64)                     and         Hartford     educational consultant.
                               Chairman    Mutual       Prior to September 1,
                               of the      Funds,       2001, he was President
                               Board       Inc. -- 2002 of Cranbrook Education
                                                        Community; and prior to
                                           The          July 1996, he was
                                           Hartford     President of Macalester
                                           Mutual       College, St. Paul,
                                           Funds II,    Minnesota.
                                           Inc. -- 1986
Duane E. Hill                  Director    The          Mr. Hill is a Partner        80       None
  (age 59)                                 Hartford     Emeritus and a founding
                                           Mutual       partner of TSG Capital
                                           Funds,       Group, a private equity
                                           Inc. -- 2001 investment firm that
                                                        serves as sponsor and
                                           The          lead investor in
                                           Hartford     leveraged buyouts of
                                           Mutual       middle market
                                           Funds II,    companies. Mr. Hill is
                                           Inc. -- 2002 also a partner of TSG
                                                        Ventures L.P., a
                                                        private equity
                                                        investment company that
                                                        invests primarily in
                                                        minority-owned small
                                                        businesses.

                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                               POSITION      TERM OF                               IN FUND
                                 HELD      OFFICE* AND                             COMPLEX         OTHER
                               WITH THE    HAS SERVED   PRINCIPAL OCCUPATION(S)   OVERSEEN     DIRECTORSHIPS
NAME AND AGE                   COMPANIES      SINCE       DURING LAST 5 YEARS    BY DIRECTOR  HELD BY DIRECTOR
------------                   ---------   -----------  -----------------------  -----------  ----------------
Sandra S. Jaffee               Director(1) The          Ms. Jaffee is an            80(2)     None
  (age 63)                                 Hartford     Entrepreneur in
                                           Mutual       Residence with Warburg
                                           Funds,       Pincus, a private
                                           Inc. -- 2005 equity firm. From
                                                        September 1995 to July
                                                        2004, Ms. Jaffee served
                                                        as Executive Vice
                                                        President at Citigroup,
                                                        where she was President
                                                        and Chief Executive
                                                        Officer of Citibank's
                                                        Global Securities
                                                        Services (1995-2003).
William P. Johnston            None        N/A          Mr. Johnston joined the     80(3)     Mr. Johnston is
  (age 60)                                              Board of Directors of                 Chairman of the
                                                        Renal Care Group, Inc.                Board of
                                                        in November 2002 and                  Directors of
                                                        currently serves as                   Renal Care
                                                        Chairman of the Board                 Group, Inc.
                                                        (March 2003-present).
                                                        From August 2001 until
                                                        December 2002, Mr.
                                                        Johnston was Managing
                                                        Director of SunTrust
                                                        Robinson Humphrey, the
                                                        investment banking
                                                        division of SunTrust
                                                        Banks, Inc. From 1998
                                                        through 2001, Mr.
                                                        Johnston was Vice
                                                        Chairman of the
                                                        investment banking
                                                        affiliate of SunTrust
                                                        Banks, Inc., where he
                                                        was also Chief
                                                        Executive Officer from
                                                        1998 through April
                                                        2000.

                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                               POSITION      TERM OF                               IN FUND
                                 HELD      OFFICE* AND                             COMPLEX         OTHER
                               WITH THE    HAS SERVED   PRINCIPAL OCCUPATION(S)   OVERSEEN     DIRECTORSHIPS
NAME AND AGE                   COMPANIES      SINCE       DURING LAST 5 YEARS    BY DIRECTOR  HELD BY DIRECTOR
------------                   ---------   -----------  -----------------------  -----------  ----------------
Phillip O. Peterson            Director    The          Mr. Peterson is a            80       None
  (age 60)                                 Hartford     mutual fund industry
                                           Mutual       consultant. He was a
                                           Funds,       partner of KPMG LLP (an
                                           Inc. -- 2002 accounting firm) until
                                                        July 1999. From January
                                           The          2004 to April 2005, Mr.
                                           Hartford     Peterson served as
                                           Mutual       Independent President
                                           Funds II,    of Strong Mutual Funds.
                                           Inc. -- 2000


---------------

* Each director serves until his or her death, resignation, or retirement or until his or her successor is elected and qualifies.



 (1) Director of The Hartford Mutual Funds, Inc. only. Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of the board of directors of ISS. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to one or more of the sub-advisers to the Funds.



 (2) Ms. Jaffee currently oversees a total of 63 portfolios in the Hartford Fund Complex, but she will oversee a total of 80 portfolios in the Hartford Fund Complex if she is elected to each of the directorships for which she is currently nominated.



 (3) Mr. Johnston will oversee a total of 80 portfolios in the Hartford Fund Complex if he is elected to each of the directorships for which he is currently nominated.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS


                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                               POSITION      TERM OF                               IN FUND
                                 HELD      OFFICE* AND                             COMPLEX         OTHER
                               WITH THE    HAS SERVED   PRINCIPAL OCCUPATION(S)   OVERSEEN     DIRECTORSHIPS
NAME AND AGE                   COMPANIES      SINCE       DURING LAST 5 YEARS    BY DIRECTOR  HELD BY DIRECTOR
------------                   ---------   -----------  -----------------------  -----------  ----------------
Thomas M. Marra**              Director    2002         Mr. Marra is President       80       Mr. Marra is a
  (age 47)                                              and Chief Operating                   member of the
                                                        Officer of Hartford                   Board of
                                                        Life, Inc. He is also a               Directors of The
                                                        member of the Board of                Hartford.
                                                        Directors and a member
                                                        of the Office of the
                                                        Chairman for The
                                                        Hartford, the parent
                                                        company of Hartford
                                                        Life, Inc. Mr. Marra
                                                        was named President of
                                                        Hartford Life, Inc. in
                                                        2001 and Chief
                                                        Operating Officer in
                                                        2000, and served as
                                                        Director of Hartford
                                                        Life, Inc.'s Investment
                                                        Products Division from
                                                        1998 to 2000. Mr. Marra
                                                        is also a Managing
                                                        Member and President of
                                                        Hartford Investment
                                                        Financial Services, LLC
                                                        ("HIFSCO") and HL
                                                        Investment Advisors,
                                                        LLC ("HL Advisors").
Lowndes A. Smith**             Director    The          Mr. Smith served as          80       Mr. Smith is a
  (age 65)                                 Hartford     Vice Chairman of The                  director of
                                           Mutual       Hartford from February                White Mountains
                                           Funds,       1997 to January 2002,                 Insurance Group
                                           Inc. -- 1996 as President and Chief                Ltd.
                                                        Executive Officer of
                                           The          Hartford Life, Inc.
                                           Hartford     from February 1997 to
                                           Mutual       January 2002, and as
                                           Funds II,    President and Chief
                                           Inc. -- 2002 Operating Officer of
                                                        Hartford Life Insurance
                                                        Company ("Hartford
                                                        Life") from January
                                                        1989 to January 2002.

                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                               POSITION      TERM OF                               IN FUND
                                 HELD      OFFICE* AND                             COMPLEX         OTHER
                               WITH THE    HAS SERVED   PRINCIPAL OCCUPATION(S)   OVERSEEN     DIRECTORSHIPS
NAME AND AGE                   COMPANIES      SINCE       DURING LAST 5 YEARS    BY DIRECTOR  HELD BY DIRECTOR
------------                   ---------   -----------  -----------------------  -----------  ----------------
David M. Znamierowski........  Director(1) Director,    Mr. Znamierowski            79(3)     None
  (age 44)**                   President   The          currently serves as
                               and Chief   Hartford     President of Hartford
                               Executive   Mutual       Investment Management
                               Officer     Funds,       Company ("Hartford
                                           Inc. -- 1999 Investment
                                                        Management"); Executive
                                           President,   Vice President and
                                           The          Chief Investment
                                           Hartford     Officer for Hartford
                                           Mutual       Life Insurance Company
                                           Funds,       ("Hartford Life");
                                           Inc. -- 1999(2) Executive Vice
                                                        President and Chief
                                           President,   Investment Officer of
                                           The          Hartford Life, Inc.;
                                           Hartford     and Executive Vice
                                           Mutual       President and Chief
                                           Funds II,    Investment Officer of
                                           Inc. --      The Hartford. Mr.
                                           2001(2)      Znamierowski is also a
                                           Chief        Managing Member and
                                           Executive    Executive Vice
                                           Officer --   President of HIFSCO and
                                           2005         HL Advisors.


---------------

* Each director serves until his or her death, resignation, or retirement or until his or her successor is elected and qualifies.

** Mr. Marra and Mr. Znamierowski are interested directors due to positions they hold with affiliates of the Companies. Mr. Smith is an interested director because he owns stock of the parent company of HIFSCO.


(1)Director of The Hartford Mutual Funds, Inc. only.



(2)Mr. Znamierowski has served as President of The Hartford Mutual Funds,
   Inc. from 1999 to date and of The Hartford Mutual Funds II, Inc. from 2001 to date, with the exception of the period from February 1, 2005 to March 27, 2005, during which time John C. Walters served in those capacities.



(3)Mr. Znamierowski currently oversees a total of 62 portfolios in the Hartford Fund Complex, but he will oversee a total of 79 portfolios in the Hartford Fund Complex if he is elected to each of the directorships for which he is currently nominated.

     The Board of each Company has established an Audit Committee, a Nominating Committee, a Litigation Committee, and an Investment Committee. The Audit Committee of each Company currently consists of all non-interested directors of each Company. The Audit Committee of each Company met four times during the fiscal year ended October 31, 2004. The functions performed by each Audit Committee, which are contained in the Audit Committee's written charter, are to
(i) oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assist the Board in its oversight of the qualifications, independence, and performance of the Funds' independent registered public accounting firm, the quality, objectivity, and integrity of the Funds' financial statements and the independent audit thereof, and the performance of the Company's internal audit function; and (iii) act as a liaison between the Funds' independent registered public accounting firm and the full Board of Directors.


     The non-interested directors of each Company's Board of Directors comprise the Company's Nominating Committee. The Nominating Committee of each Company met three times during the fiscal year ended October 31, 2004. The function of the Nominating Committee, which is described in the Nominating Committee's written charter, is to screen and select non-interested candidates to the Board of Directors. The charter, which is not available on the Funds' website, is attached hereto as Attachment C.


     The Nominating Committee will consider nominees for non-interested directors recommended by shareholders if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria. Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Company at 55 Farmington Avenue, 11th Floor, Hartford, Connecticut 06105, and must include, at a minimum: (i) the shareholder's contact information; (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee; (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), and appropriate documentation to support the statement; (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Company's Board of Directors. A shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating

Committee. Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates. The Nominating Committee has not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year.

     The Nominating Committee may, from time to time, engage the services of an independent consultant to identify and screen suitable prospective board candidates. Care is given to ensure that the individual members of the Boards bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. The following criteria for nominees generally are considered as a minimum requirement for consideration as a non-interested director:

     - Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

     - College degree or business experience equivalent to a college degree;

     - At least one non-interested director should have an investment background and at least one director should have a financial/accounting background;

     - Personal accomplishments that would provide ready acceptance by shareholders that the individual is capable of representing their interests;

     - An ability to invest in Hartford funds;

     - A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

     - A person of high ethical standards;

     - Must meet minimum standards set out in the Funds' audit committee charter; and

     - Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through Fund-sponsored training programs.


     The Litigation Committee of each Company is made up of the following non-interested members of the Board of Directors of each Company: Robert M. Gavin, Lynn S. Birdsong, Duane E. Hill, and Sandra S. Jaffee.* The Litigation Committee, which was established on February 5, 2004, manages any legal actions that are brought by, on behalf of or against the Funds, their respective


---------------


* Ms. Jaffee serves on the Litigation Committee for The Hartford Mutual Funds, Inc. only.

Boards and/or the non-interested directors. The Litigation Committee met five times during the fiscal year ended October 31, 2004.


     The Investment Committee of each Company was established on February 1, 2005. The Investment Committee is made up of all directors of each respective Company. The Investment Committee of each Company assists the respective Boards in its oversight of the Funds' investment performance and related matters.


     During each Fund's fiscal year ended October 31, 2004, there were ten meetings of each Company's Board of Directors. No director attended or participated telephonically in fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served.


     The Companies pay no compensation to any director or officer who is an officer or employee of The Hartford, HIFSCO or any affiliated company. During the fiscal year ended October 31, 2004, the Funds paid a fee to each director who is not an officer or employee of The Hartford, HIFSCO or any affiliated company.


     The following table sets forth the compensation that each director received during the fiscal year ended October 31, 2004, from each Company and the entire Hartford Fund Complex.



                            AGGREGATE       AGGREGATE        PENSION OR                           TOTAL
                          COMPENSATION     COMPENSATION      RETIREMENT                       COMPENSATION
                            FROM THE         FROM THE         BENEFITS         ESTIMATED     FROM THE FUNDS
                            HARTFORD         HARTFORD      ACCRUED AS PART      ANNUAL          AND FUND
NAME OF PERSON,           MUTUAL FUNDS,       MUTUAL           OF FUND       BENEFITS UPON    COMPLEX PAID
POSITION                      INC.        FUNDS II, INC.      EXPENSES        RETIREMENT     TO DIRECTORS(1)
---------------           -------------   --------------   ---------------   -------------   ---------------
NON-INTERESTED DIRECTORS
Lynn S. Birdsong,
 Director...............     $27,437          $3,001             $0               $0            $121,750
Robert M. Gavin
 Director...............     $31,952          $3,486             $0               $0            $141,750
Duane E. Hill,
 Director...............     $28,283          $3,092             $0               $0            $125,500
Sandra S. Jaffee,
 Director(2)............          $0              $0             $0               $0                  $0
Phillip O. Peterson,
 Director...............     $26,479          $2,896             $0               $0            $117,500
INTERESTED DIRECTOR
Thomas M. Marra,
 Director...............          $0              $0             $0               $0                  $0
Lowndes A. Smith,
 Director...............     $24,732          $2,705             $0               $0            $109,750
David M. Znamierowski,
 Director...............          $0              $0             $0               $0                  $0


---------------

(1) As of October 31, 2004, five registered investment companies in the Hartford Fund Complex paid compensation to some or all of the directors.



(2) Ms. Jaffee was selected as a director of The Hartford Mutual Funds, Inc. on February 1, 2005. She is a director of The Hartford Mutual Funds, Inc., but is not a director of The Hartford Mutual Funds II, Inc.

     The Board of Directors of each Company recommends that shareholders vote in favor of the individuals listed on the proxy card as Nominees for Election to serve as directors of the respective Company. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of directors. This means that the nine nominees receiving the highest number of "FOR" votes will be elected. Because each Fund is a series of a Company, each shareholder vote will be counted together with the votes of shareholders of the other series of that Company, voting as a single class in the election of Directors of the Company. Unless otherwise instructed, the proxies will vote all properly executed proxy cards "FOR" the nominees. All of the nominees have consented to serve as directors if elected. In the event any of the nominees are not candidates for election at the Meeting, the proxies may vote for such other persons according to their best judgment. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL II

                    TO PERMIT THE FUNDS' INVESTMENT ADVISER
TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL

           PROPOSED FOR ALL FUNDS EXCEPT THOSE LISTED IN FOOTNOTE (1)

         (For purposes of the discussion regarding Proposal II, below,


  the terms "Fund" and "Funds" shall refer to all Funds except those listed in footnote (1), unless otherwise indicated.)


Under Section 15(a) of the 1940 Act, investment advisers to mutual funds cannot select sub-advisers and enter into a sub-advisory agreement without obtaining shareholder approval. Similarly, shareholders must approve any material amendments to an existing sub-advisory agreement between an adviser and a sub-adviser. Hartford HLS Series Fund II, Inc. (formerly, Fortis Series Fund, Inc.) and Fortis Advisers, Inc. applied for and obtained an exemption from those and other requirements under Section 15(a) of the 1940 Act from the Securities and Exchange Commission (the "SEC"). The exemptive order, among other things, allows the investment adviser to the series of Hartford HLS Series Fund II, Inc.
 (at that time, Fortis Advisers, Inc.) to retain or terminate sub-advisers that are not affiliated with the investment adviser (currently HL Advisors) or those funds (other than by reason of serving as a sub-adviser to one or more of the funds) (each, a "Sub-Adviser," and together, the "Sub-Advisers") for those funds without shareholder approval (the "Order").(2) The Order required Hartford HLS
                            Series Fund II, Inc. to


---------------


(1) This proposal does NOT apply to The Hartford Aggressive Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Capital Appreciation II Fund, The Hartford Conservative Allocation Fund, The Hartford Floating Rate Fund, The Hartford Growth Allocation Fund, The Hartford Income Allocation Fund, The Hartford Select MidCap Growth Fund, and The Hartford Select MidCap Value Fund.






    Proposal II is not being submitted for approval to the shareholders of The Hartford Capital Appreciation II Fund, The Hartford Floating Rate Fund, The Hartford Select MidCap Growth Fund, and The Hartford Select MidCap Value Fund because those Funds already have shareholder approval to operate under the terms of the exemptive order discussed in this section. Proposal II is not being submitted for approval to the shareholders of the remaining Funds listed above, the Funds of Funds, because HIFSCO does not engage a sub-adviser in the management of those Funds.



(2) Fortis Series Fund, Inc. and Fortis Advisers, Inc., Investment Company Act Rel. Nos. 24158 (Nov. 23, 1999) (notice) and 24211 (Dec. 21, 1999) (order).
    The indirect parent company of HL Investment Advisors, LLC, an affiliate of HIFSCO, acquired Fortis Advisers, Inc. on April 2, 2001.

     submit this arrangement, commonly known as a "manager of managers" structure, to shareholders prior to taking advantage of the Order. The shareholders of the existing series of Fortis Series Fund, Inc. approved the "manager of managers" structure for those series on August 12, 1999. The Order further allows other funds advised by Hartford HLS Series Fund II, Inc.'s adviser (or any entity controlling, controlled by or under common control with the adviser) to rely on the Order, provided that any such funds comply with the conditions of the Order, including the condition that shareholders approve the operation of the respective funds in this manner beforehand.


     HIFSCO does not make the day-to-day investment decisions for the Funds, but instead establishes the Funds' investment programs and selects, supervises and evaluates separate Sub-Advisers who make those investment decisions, subject to the review of the Board of Directors. In addition to allowing the investment adviser for certain other funds advised by HIFSCO and its affiliates to retain and terminate Sub-Advisers based on its evaluations of the Sub-Advisers without shareholder approval, the Order permits the adviser to continue receiving the services of Sub-Advisers whose sub-advisory agreements ("Sub-Advisory Agreements") have been "assigned" as a result of any change in control of a Sub-Adviser without seeking shareholder approval, because the 1940 Act requires automatic termination of an advisory contract in the event of such an assignment. To afford like flexibility to the Funds, management is seeking shareholders' approval of such an arrangement for the Funds. Without the delay and cost inherent in holding shareholder meetings each time the investment adviser or Board determines a change in Sub-Advisers would benefit a Fund, the Companies will be able to act more quickly and with less expense to replace Sub-Advisers.


     The Funds are structured differently from many other investment companies. Under a traditional investment company structure, the investment adviser is a single entity that employs one or more individuals internally as portfolio managers to make investment decisions. The adviser is free to retain or terminate those portfolio managers without board or shareholder approval. In the case of the Funds, however, day-to-day investment decisions are not made by HIFSCO. Instead, HIFSCO selects, supervises, evaluates and, if necessary, terminates Sub-Advisers that make those day-to-day investment decisions. Management believes that permitting HIFSCO to perform these services, without incurring the delay and expense involved with obtaining shareholder approval of new Sub-Advisory Agreements or material amendments to existing Sub-Advisory Agreements, is appropriate and in the best interest of each Fund's shareholders and will allow each Fund to operate more efficiently.

     If shareholders approve this proposal, when an existing Sub-Advisory Agreement is amended in any material respect, or when a new Sub-Adviser for a Fund is retained by HIFSCO, shareholders will not be required to approve the amendment or new Sub-Advisory Agreement between HIFSCO and that Sub-Adviser. The Boards of Directors (including a majority of the directors who are not parties to the contract or interested persons of any such party) will continue to approve new contracts between HIFSCO and a Sub-Adviser as well as changes to existing contracts. The requested relief will not apply to the advisory agreements between HIFSCO and the Companies, and material changes to those agreements will continue to require approval of shareholders. In addition, HIFSCO will not enter into a sub-advisory agreement with a sub-adviser that is an "affiliated person," as defined in the 1940 Act, of the Companies or HIFSCO, other than by reason of serving as a sub-adviser to one or more of the Funds (an "Affiliated Sub-Adviser"), without that sub-advisory agreement being approved by the applicable Fund's shareholders.


     If the proposal is approved, the Companies will also be permitted, in a situation in which there is more than one Sub-Adviser to a Fund, to disclose in its prospectus, statement of additional information, financial statements and certain other documents only (i) fees paid to HIFSCO and any Affiliated Sub-Adviser by that Fund, (ii) aggregate fees paid by HIFSCO to the Sub-Advisers of that Fund, other than Affiliated Sub-Advisers, and (iii) fees paid by HIFSCO to any Affiliated Sub-Adviser ("Aggregate Fee Disclosure"). Therefore, in such a situation a Company would not have to disclose separately the fees paid by HIFSCO to a particular Sub-Adviser, other than an Affiliated Sub-Adviser.


     If this proposal is approved, each Company and HIFSCO will adhere to the following conditions specified in the Order:


          (1) Before a Fund may rely on the Order, the operation of the Fund in the manner described in this Proxy Statement must be approved by a majority of the outstanding voting securities of the Fund (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, pursuant to voting instructions provided by the unitholders of the sub-account), as defined in the 1940 Act.


          (2) Any Fund relying on the Order must disclose in its prospectus the existence, substance and effect of the Order. In addition, any Fund relying on the Order must hold itself out to the public as employing the management structure described in the exemptive application. The prospectus must prominently disclose that HIFSCO has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the Sub-Advisers and recommend their hiring, termination and replacement. This information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of a new Sub-Adviser. HIFSCO will meet this condition by providing the shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, except as modified by the order to permit Aggregate Fee Disclosure.

          (3) Within 90 days of the hiring of any new Sub-Adviser, shareholders will be furnished all information about the new Sub-Adviser or Sub-Advisory Agreement that would be included in a proxy statement, except that the fee disclosure will be as noted above in the case of Funds with more than one Sub-Adviser. This information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of a new Sub-Adviser. HIFSCO will meet this condition by providing the shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, except as modified by the order to permit Aggregate Fee Disclosure.

          (4) HIFSCO will not enter into a Sub-Advisory Agreement with any Affiliated Sub-Adviser without that Sub-Advisory Agreement, including the compensation to be paid thereunder, being approved by the Fund's shareholders.

          (5) At all times, a majority of the Board of Directors will be persons who are not "interested persons" of the Company (as defined in Section 2(a)(19) of the 1940 Act) and the nomination of new or additional non-interested directors will be at the discretion of the then-existing non-interested directors.

          (6) When a Sub-Adviser change is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the non-interested directors, will make a separate finding, reflected in the Board's minutes, that the change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which HIFSCO or the Affiliated Sub-Adviser derives an inappropriate advantage.

          (7) HIFSCO will provide general management services to the Companies and the Funds, including overall supervisory responsibility for the general management and investment of each Fund's security portfolio, and, subject to review and approval by the Boards, will (a) set each Fund's overall investment strategies; (b) evaluate, select and recommend Sub-Advisers to manage all or a part of a Fund's assets; (c) allocate and, when appropriate, reallocate a Fund's assets among multiple Sub-Advisers; (d) monitor and evaluate the investment performance of Sub-Advisers; and (e) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the relevant Fund's investment objective, policies and restrictions.

          (8) No director or officer of the Companies or HIFSCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any Sub-Adviser except for (a) ownership of interests in HIFSCO or any entity that controls, is controlled by or is under common control with HIFSCO; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a Sub-Adviser or an entity that controls, is controlled by or is under common control with a Sub-Adviser.

          (9) The Companies will disclose in their registration statements the modified fee disclosure discussed above.

          (10) Independent counsel knowledgeable about the 1940 Act and the duties of non-interested directors will be engaged to represent the non-interested directors of the Companies. The selection of such counsel will be within the discretion of the then-existing non-interested directors.

          (11) HIFSCO will provide the Boards of Directors, no less often than quarterly, with information about HIFSCO's profitability on a per-Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any Sub-Adviser during the applicable quarter.

          (12) Whenever a Sub-Adviser is hired or terminated, HIFSCO will provide the Boards of Directors with information showing the expected impact on HIFSCO's profitability.

     If the proposal is approved, HIFSCO will have the ability, subject to the approval of the Boards, to hire and terminate Sub-Advisers to the Funds and to change materially the terms of the Sub-Advisory Agreements, including the compensation paid to the Sub-Advisers, without the approval of the shareholders of the Funds. Such changes in Sub-Advisory Agreements would not increase the fees paid by a Fund, and therefore there will be no increase in the fees paid by shareholders for investment advisory services since sub-advisory fees are paid by HIFSCO out of its advisory fee and are not additional charges to a Fund.

     While HIFSCO expects its relationships with the Sub-Advisers to the Funds to be long-term and stable over time, approval of this proposal will permit HIFSCO to act quickly in situations where HIFSCO and the Boards believe that a change in Sub-Advisers or to a Sub-Advisory Agreement, including any fee paid to a Sub-Adviser, is warranted. This proposal will eliminate the delay of convening a meeting of shareholders to approve the retention of Sub-Advisers or changes to a Sub-Advisory Agreement.

     The Board of Directors of each Company recommends that the shareholders of each Fund vote to approve this proposal. Adoption of the proposal by a Fund requires the favorable vote of a majority of the outstanding shares of the

Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote properly executed proxy cards for the approval of the proposal.


                                  PROPOSAL III

                   CHANGES TO FUNDAMENTAL INVESTMENT POLICIES


           PROPOSED FOR ALL FUNDS EXCEPT THOSE LISTED IN FOOTNOTE (3)

        (For purposes of the discussions regarding Proposal III, below,

  the terms "Fund" and "Funds" shall refer to all Funds except those listed in footnote (3), unless otherwise indicated.)



     As described in the following proposals, HIFSCO has recommended to the Boards of Directors, and the Boards of Directors are recommending to shareholders, that certain fundamental investment policies of the Funds be combined, eliminated or revised. The purpose of these proposals is to conform the fundamental investment policies of these Funds to those of other funds within the Hartford Fund Complex, to promote administrative convenience, to update certain policies in light of market and regulatory changes, and to provide increased investment flexibility. No material change in a Fund's investment strategies or approaches is expected as a result of the proposed changes to its fundamental investment policies. Each respective Board of Directors has determined that these changes are in the best interests of each Fund's shareholders and recommends that shareholders approve each of the proposals.


BACKGROUND

     Each Fund has adopted certain fundamental investment policies. A Fund's fundamental investment policies can be changed only by shareholder vote. Some of the Funds' fundamental investment policies were adopted in order to comply with the requirements of the 1940 Act. Others were adopted in response to regulatory, business or industry requirements or conditions that, in many cases, no longer prevail. Since the Companies were organized, certain legal and regulatory requirements applicable to investment companies have changed. As a result, some of the Funds are currently subject to fundamental investment

---------------


(3) This proposal does NOT apply to The Hartford Capital Appreciation II Fund, The Hartford Floating Rate Fund, The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Select MidCap Growth Fund, and The Hartford Select MidCap Value Fund.

policies that are more restrictive than those required under present law or are no longer required at all under present law. The proposed fundamental investment policies reflect current regulatory and legal requirements under the 1940 Act, and are designed to provide flexibility to respond to future legal, regulatory, market or technical changes.


     As explained in the discussion of the various sub-proposals, most of the proposed changes to the Funds' fundamental investment policies will, if adopted, result in fundamental investment policies that are substantively the same as the current fundamental investment policies of the Funds. These changes are intended to standardize the language of the fundamental investment policies among the Hartford Fund Complex, and are not expected to result in any material change in Fund operations.



     Although the proposed amendments to the fundamental investment policies will, in certain instances, give the Funds greater flexibility to respond to future investment opportunities, the investment adviser does not anticipate that the changes, individually or in the aggregate, with respect to a particular Fund, will result at this time in a material change in the level of investment risk associated with investment in any of the Funds. Nor does the investment adviser expect that the proposed fundamental investment policies will, individually or in the aggregate, with respect to a particular Fund, change materially the manner in which the Fund is managed or operated. The specific proposals, and HIFSCO's reasons for recommending them, are described below. Many of the proposed revised fundamental investment policies are the same as those of other funds in the Hartford Fund Complex.



     The anticipated effect of implementing these proposals is a reduction in the compliance burdens of monitoring, and ensuring compliance with, varying sets of fundamental investment policies within the Hartford Fund Complex. If the shareholders of a particular Fund do not approve a proposal, the Fund's existing fundamental investment policy in question will remain in effect and the Fund's Board of Directors will determine any further appropriate steps to be taken.



     Attachment D to this Proxy Statement sets out the specific language of each current fundamental investment policy proposed to be eliminated or revised, along with the text of any proposed revision. Adjacent to the name of each Fund identified in the caption of each sub-proposal, we have provided a cross-reference to the relevant page(s) in Attachment D. The descriptions of the proposed eliminations or revisions set out below are qualified in their entirety by reference to Attachment D.


     A. THE HARTFORD CAPITAL APPRECIATION FUND (D-10), THE HARTFORD DISCIPLINED EQUITY FUND (D-10), THE HARTFORD GLOBAL HEALTH FUND (D-12), THE HARTFORD GLOBAL TECHNOLOGY FUND (D-14), AND THE HARTFORD STOCK FUND (D-10) ONLY (FOR PURPOSES OF THIS SECTION, THE TERM "FUND" OR "FUNDS" SHALL REFER ONLY TO THOSE FUNDS LISTED ABOVE).


        (I) PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING THE ISSUING OF SENIOR SECURITIES.

        (II) PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING THE BORROWING OF MONEY.


     If these two proposals are approved by the shareholders of the Funds, the fundamental investment policies of each Fund regarding borrowing money and issuing senior securities will be combined to read as follows:


          The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

     Each of these Funds is currently subject to a fundamental investment policy prohibiting the Fund from (1) issuing senior securities and (2) borrowing money, except from banks and then only if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act.

     Under the 1940 Act, the Funds must have an investment policy describing their ability to issue senior securities. A "senior security" is defined under the 1940 Act as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the ability of an investment company to use leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time.

     SEC staff interpretations allow an investment company to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," provided certain conditions, designed to protect investment company shareholders, are met. For example, some types of transactions that may create a senior security include short sales, certain options and future transactions, and reverse repurchase agreements. Other securities transactions that obligate the investment company to pay money at a future date to meet certain collateralization requirements may also create "senior securities."

     The proposed fundamental investment policy would clarify the Funds' ability to engage in options, futures contracts, forward contracts and repurchase transactions, and to make short sales as permitted under the 1940 Act and any exemptions available by rule or order under the 1940 Act. The proposed fundamental investment policy clarifies the Funds' ability to engage in certain investment transactions which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The proposed fundamental investment policy has been drafted to provide flexibility for the Funds to respond to legal, regulatory and market developments, including changes in the SEC staff interpretations and procedures described above, without the expense and delay associated with holding an additional shareholder meeting. Additionally, the proposed fundamental policy regarding the issuance of senior securities is intended to promote consistency among the fundamental investment policies of the funds in the Hartford Fund Complex.



     The 1940 Act requires investment companies to adopt a fundamental policy with respect to the borrowing of money, which cannot be changed without shareholder approval, and imposes certain limitations on borrowing activities of investment companies. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors who might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders.


     Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets from any person for temporary purposes, and also may borrow from banks, provided that if borrowings exceed 5%, the investment company must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Thus, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third
(33 1/3%) of its total assets (including those assets represented by the borrowing). Investment companies may desire to borrow money to meet redemptions while waiting for cash from sales of new shares or proceeds from the sale of portfolio securities or to avoid being forced to sell portfolio securities. This technique provides investment companies with greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash.

     The proposed fundamental investment policy would provide that Funds may borrow not only from banks, but from other parties as well, to the extent permitted by the 1940 Act or any exemptions from the 1940 Act. The Funds' greater flexibility to borrow may subject the Funds to additional costs, as well as risks inherent in borrowing, such as reduced total return and increased volatility of net asset value.

     If the proposed fundamental investment policies on issuing senior securities and borrowing are approved by the shareholders, the ability of a Fund to engage in transactions involving the issuance of senior securities or to engage in borrowings will remain subject to the Fund's non-fundamental investment policies.

     The Funds non-fundamental investment policies are intended to address certain risks associated with the issuance of senior securities and borrowing money.

     Each of the Funds is currently subject to a non-fundamental investment restriction prohibiting it from purchasing any security on margin (except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This policy does not apply to margin arrangements in connection with futures contracts or related options. In addition, each of the Funds is subject to a non-fundamental policy prohibiting it from purchasing securities while outstanding borrowings exceed 5% of its total assets, except for temporary or emergency purposes; provided, however, that reverse repurchase agreements, dollar rolls, securities lending or other investments or transactions described in a Fund's registration statement are not deemed to be borrowings for purposes of this restriction. Although these policies may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. The Funds' investment adviser has no current intention of proposing any such change to those non-fundamental investment restrictions.

     If adopted by shareholders, this policy is not expected to alter the investment practices of a Fund. The effectiveness of each of Proposals III(A)(i) and (ii) is dependent upon the approval of both proposals. If shareholders approve Proposal III(A)(i) but do not approve Proposal III(A)(ii), or approve Proposal III(A)(ii) but do not approve Proposal III(A)(i), then neither proposal will be effective.


     A. THE HARTFORD SMALLCAP GROWTH FUND (D-3) ONLY. (FOR PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO THE HARTFORD SMALLCAP GROWTH FUND).


        (III) PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING THE BORROWING OF MONEY, ISSUING OF SENIOR SECURITIES, AND PURCHASING SECURITIES ON MARGIN.

     If this proposal is approved by the shareholders of this Fund, the Fund's fundamental investment policy relating to the borrowing of money and issuance of senior securities will be revised to read as follows, and its restriction on purchasing securities on margin, if any, will be eliminated:


          The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.


     The Fund is currently subject to a fundamental investment policy prohibiting the Fund from purchasing securities on margin or otherwise borrowing money or issuing senior securities, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The existing fundamental investment policy provides that the Fund may obtain (1) short-term credit that it needs for clearance of securities transactions and (2) borrow money from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) in an amount that does not exceed 10% of the value of the Fund's total assets. The fundamental investment policy also provides that the Fund may not purchase any investment securities while outstanding bank borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets.



     Under the 1940 Act, the Fund must have an investment policy describing their ability to issue senior securities. A "senior security" is defined under the 1940 Act as any bond, debenture note or similar obligation constituting a security and evidencing indebtedness. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the ability of an investment company to use leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset, without being required to make payment until a later point in time.


     SEC staff interpretations allow an investment company to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," provided certain conditions, designed to protect investment company shareholders, are met. For example, some types of transactions that may create a senior security include short sales, certain options and future transactions, and reverse repurchase agreements. Other securities transactions that obligate the investment company to pay money at a future date to meet certain collateralization requirements may also create "senior securities."


     The proposed fundamental investment policy would clarify the Fund's ability to engage in options, futures contracts, forward contracts and repurchase transactions, and to make short sales as permitted under the 1940 Act and any exemptions available by rule or order under the 1940 Act. The proposed fundamental investment policy clarifies the Fund's ability to engage in certain investment transactions that, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The proposed fundamental investment policy has been drafted to provide flexibility for the Fund to respond to legal, regulatory and market developments, including changes in the SEC staff interpretations and procedures described above, without the expense and delay associated with holding an additional shareholder meeting. Additionally, the proposed fundamental policy regarding the issuance of senior securities is intended to promote consistency among the fundamental investment policies of the Hartford Fund Complex.


     The 1940 Act requires investment companies to adopt a policy, which cannot be changed without shareholder approval, with respect to the borrowing of money and imposes certain limitations on borrowing activities of investment companies. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors who might have a claim to the investment company's assets or rights upon liquidation that would take precedent over the claims of shareholders.

     Under the 1940 Act an investment company is permitted to borrow up to 5% of its total assets from any person for temporary purposes, and also may borrow from banks, provided that if borrowings exceed 5%, the investment company must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Thus, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third
(33 1/3%) of its total assets (including those assets represented by the borrowing). Investment companies may desire to borrow money to meet redemptions while waiting for cash from sales of new shares or the proceeds from the sale of portfolio securities or to avoid being forced to sell portfolio securities. This technique provides investment companies with greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash.


     The proposed fundamental investment policy would provide that the Fund may borrow, from banks or any other permissible parties, to the extent permitted by the 1940 Act or any exemptions therefrom. The current restriction confines the Fund's permissible borrowing activities to borrowing for purposes of short-term credit needed for clearance of securities transactions and borrowing from banks as a temporary measure to facilitate redemptions (but not for leveraging or investment) in an amount not to exceed 10% of the value of the Fund's total assets. The proposed fundamental investment policy would expand the circumstances under which the Fund may borrow to include any situations permitted by the 1940 Act (for example, if the Fund intended to engage in leverage). The fundamental policy on the use of margin would be eliminated because the use of margin would be subsumed within the broader policy on borrowing generally.



     Since the proposed fundamental investment policy on borrowing would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent in borrowing, such as reduced total return and increased volatility of net asset value. The use of leverage may subject the Fund to a greater risk of loss. The Fund also could be forced to sell securities at inopportune times to repay loans.


     This Fund is currently subject to a non-fundamental investment restriction prohibiting it from purchasing any security on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). That policy does not apply to margin arrangements in connection with futures contracts or related options. In addition, the Fund is subject to a non-fundamental policy prohibiting it from purchasing securities while outstanding borrowings exceed 5% of its total assets, except for temporary or emergency purposes; provided, however, that reverse repurchase agreements, dollar rolls, securities lending or other investments or transactions described in the Fund's registration statement are not deemed to be borrowings for purposes of this restriction. Although these policies may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Fund's investment adviser has no current intention of proposing any such change to those non-fundamental investment restrictions. If adopted by shareholders, this policy is not expected to alter the investment practices of this Fund.


     B. THE HARTFORD SMALLCAP GROWTH FUND (D-2) ONLY. (FOR PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO THE HARTFORD SMALLCAP GROWTH FUND.) PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING THE PLEDGING, MORTGAGING OR HYPOTHECATING OF ASSETS.


     This Fund is currently subject to a fundamental investment policy providing that the Fund will not "mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing." If the shareholders of the Fund approve this proposal, this fundamental investment policy will be eliminated for the Fund and the Fund will be permitted to pledge, mortgage and/or hypothecate its assets as permitted under the 1940 Act.

     The existing policy appears to have been adopted by the Fund in response to state regulatory requirements that no longer apply. Although the Fund does not currently intend to change its practices with respect to pledging or otherwise encumbering its assets, HIFSCO believes it would be in the best interests of the

Fund to reserve the flexibility to permit the Fund to engage in these practices to the extent permitted by applicable law.

     Pledging or otherwise encumbering Fund assets entails certain risks. For instance, the Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets. The elimination of the existing fundamental investment policy would allow the Fund greater flexibility to secure borrowings. With greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent in borrowing, such as reduced total return and increased volatility of net asset value. Additionally, the Fund may also be forced to sell securities at inopportune times to repay loans.

     The Fund is currently subject to a non-fundamental investment restriction prohibiting it from pledging, mortgaging, or hypothecating its assets except to the extent required to secure permitted borrowings. This limitation does not apply to any segregated account, securities lending arrangement, reverse purchase agreements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.


     Fundamental investment policies cannot be eliminated without shareholder approval. HIFSCO has recommended to the Board of Directors that this policy be eliminated. The 1940 Act does not require this policy to be fundamental, and the existing non-fundamental investment policy could be changed by the Board of Directors without shareholder approval if the directors deem the change to be in the best interests of shareholders. HIFSCO has proposed these changes in order to provide flexibility to conduct the investment program of the Fund in response to changing market conditions and circumstances, consistent with applicable laws in effect from time to time, without the expense and delay associated with presenting the change to shareholders for approval at a shareholders' meeting. The elimination of this policy is also intended to standardize the fundamental investment policies among the Hartford Fund Complex.


     The Board of Directors does not expect to use this flexibility frequently and has no current intention of doing so. The Fund's investment adviser has no current intention of proposing any such change to the non-fundamental investment policy. However, the Board would be in a position to change the policy when a change, in the directors' judgment, would be in the best interests of the Fund's shareholders.

     C. THE HARTFORD CAPITAL APPRECIATION FUND (D-7), THE HARTFORD DISCIPLINED EQUITY FUND (D-7), THE HARTFORD GLOBAL HEALTH FUND (D-9), THE HARTFORD GLOBAL TECHNOLOGY FUND (D-12), AND THE HARTFORD STOCK FUND (D-7) ONLY. (FOR PURPOSES OF THIS SECTION, THE TERM "FUND" OR "FUNDS" SHALL REFER ONLY TO THE FUNDS LISTED ABOVE.) PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING UNDERWRITING SECURITIES.


     Each of these Funds has a fundamental investment policy prohibiting it from underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting. If this proposal is approved by shareholders, these Funds' fundamental investment policy regarding underwriting will be amended and restated as follows:

          The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.


     Under the 1940 Act, a Fund's policies concerning underwriting are required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. Occasionally an investment company may purchase a security, for investment purposes, that it later sells or redistributes to institutional investors or others under circumstances where the investment company could possibly be considered to be an underwriter under the technical definition of "underwriter" contained in the securities laws. The proposed fundamental investment policy is substantively the same as the current policy and is intended to standardize the fundamental investment policies among the Hartford Fund Complex. If adopted by shareholders, this policy is not expected to alter the investment practices of the Funds.



     D. THE HARTFORD CAPITAL APPRECIATION FUND (D-7), THE HARTFORD DISCIPLINED EQUITY FUND (D-7), THE HARTFORD GLOBAL HEALTH FUND (D-10), THE HARTFORD GLOBAL TECHNOLOGY FUND (D-12), THE HARTFORD SMALLCAP GROWTH FUND (D-2), AND THE HARTFORD STOCK FUND (D-7) ONLY. (FOR PURPOSES OF THIS SECTION, THE TERM "FUND" OR "FUNDS" SHALL REFER ONLY TO THE FUNDS LISTED ABOVE.) PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.



     The Hartford SmallCap Growth Fund currently has a fundamental investment policy that it will not invest in real estate, except that the Fund may invest in securities issued by companies owning real estate or interests therein. The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford Capital Appreciation Fund, The Hartford Stock Fund and The Hartford Disciplined Equity Fund each currently has a fundamental investment policy prohibiting it from purchasing or selling real estate, except that it may
(a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein (e.g., real estate investment trusts), (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (f) invest in real estate limited partnerships. If shareholders of the Funds approve this proposal, the Funds' fundamental investment policy regarding investments in real estate and interests therein will be amended and restated as follows:

          The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.


     Under the 1940 Act, a Fund must have an investment policy describing its ability to purchase and sell real estate. The proposed fundamental investment policy is substantively similar to the current policy of each of the Funds and is intended to standardize the fundamental investment policies among the Hartford Fund Complex. The current fundamental investment policy of the Funds (except The Hartford SmallCap Growth Fund) states that the Fund may acquire or lease office space for its own use. This language is eliminated in the proposed fundamental policy because the acquisition or lease of office space for a Fund's own use is not an investment practice and, thus, need not be addressed in the Fund's investment policies. Each Fund will still be permitted to acquire or lease office space for its own use if this proposal is adopted. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.



     E. THE HARTFORD CAPITAL APPRECIATION FUND (D-7), THE HARTFORD DISCIPLINED EQUITY FUND (D-7), THE HARTFORD GLOBAL HEALTH FUND (D-10), THE HARTFORD GLOBAL TECHNOLOGY FUND (D-12), THE HARTFORD SMALLCAP GROWTH FUND (D-2), AND THE HARTFORD STOCK FUND (D-7) ONLY. (FOR PURPOSES OF THIS SECTION, THE TERM "FUND" OR "FUNDS" SHALL REFER TO THE FUNDS LISTED ABOVE.) PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING PURCHASES AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.


     The Hartford SmallCap Growth Fund is subject to a fundamental investment policy that it will not invest in commodities or commodity contracts, other than for hedging purposes only. The Hartford Capital Appreciation Fund, The Hartford Disciplined Equity Fund, The Hartford Global Health Fund, The Hartford Global Technology Fund, and The Hartford Stock Fund each currently is subject to a fundamental investment policy providing that the Fund will not invest in commodities or commodity contracts, except that it may invest in currency and financial instruments and contracts that are commodities or commodity contracts. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental investment policy relating to investments in commodities or commodities contracts will be amended and restated to read as follows:

          The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.


     The proposed policy is substantively similar to the current fundamental investment policies of all of the Funds, except The Hartford SmallCap Growth Fund. All of the Funds, except The Hartford SmallCap Growth Fund, are already permitted to invest in financial commodities and financial commodities futures under their current policies. The Hartford SmallCap Growth Fund, unlike the other Funds, is not currently permitted to invest in financial commodities and financial commodities futures for purposes other than hedging under its fundamental policy. If adopted, the revised fundamental investment policy would permit The Hartford SmallCap Growth Fund to invest in financial commodities and financial commodities futures. The proposed policy change is intended to standardize the fundamental investment policies within the Hartford Fund Complex. For that Fund, the change in policy could entail some new risks, as discussed below. The 1940 Act requires that a fund state as a fundamental investment policy the extent to which it may engage in the purchase and sale of commodities. At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. Since that time, however, a variety of new financial contracts and instruments, such as interest rate, currency, and securities index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes.


     The Funds do not intend to materially change their current practices with respect to investments in commodities, although the proposed policy would allow the Funds more flexibility with regard to investments in commodities or commodities contracts. For example, the use of such instruments would no longer be limited to hedging purposes. The use by the Funds of financial futures contracts and other financial instruments (including those that would be permitted under the proposed policy) entails certain risks, including the risk that the Funds' portfolio managers may be unable to forecast market and currency exchange rate movements accurately. Should markets or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the financial instruments or may realize losses and thus be in a worse position than if such financial instruments had not been used. In addition, the imperfect correlation between movements in the prices or values of financial instruments and movements in the prices of any securities or currencies hedged using such instruments or used for cover may result in unanticipated losses. A Fund's ability to dispose of or close out its positions in financial instruments will depend on the availability of liquid markets in such instruments. A Fund may be unable to dispose of a financial instrument, or otherwise to close out its position in a financial instrument, at a time or price its portfolio manager considers desirable, and so may be unable to realize a gain on such a financial instrument or limit a loss on such a financial instrument at a desired time or price.

     Each of the Funds is subject to a non-fundamental investment policy prohibiting it from entering into a stock index futures contract, or acquiring related options, if initial margin deposits on the open futures position, plus the sum of premium payments for all unexpired options on stock index futures contracts, would exceed 5% of the Fund's total assets. Although this policy may be changed or eliminated by the Boards of Directors without shareholder approval, the Boards of Directors have no current intention of doing so. The Funds' investment adviser has no current intention of proposing any such change to the non-fundamental investment policy.


     F. THE HARTFORD CAPITAL APPRECIATION FUND (D-8), THE HARTFORD DISCIPLINED EQUITY FUND (D-8), AND THE HARTFORD STOCK FUND (D-8) ONLY. (FOR PURPOSES OF THIS SECTION, THE TERM "FUND" OR "FUNDS" SHALL REFER TO THE FUNDS LISTED ABOVE.) PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING THE DIVERSIFICATION OF INVESTMENTS.


     Each of these Funds is currently subject to a fundamental investment policy that, with respect to 75% of the Fund's total assets, the Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
(b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental investment policy relating to diversification of investments will be amended and restated as follows:

          The Fund has elected to be classified as a diversified open-end management investment company.

     In order to be classified a "diversified" investment company under Section 5(b)(l) of the 1940 Act, an investment company must limit the amount of an issuer's voting securities it holds in accordance with that Section. The Funds are currently classified as diversified funds under the 1940 Act, and they adopted, as a fundamental investment policy, a restriction based on the language of Section 5(b)(1). Although the 1940 Act effectively requires a fund that elects to be classified as "diversified" to have a fundamental policy regarding investment diversification, the 1940 Act does not require the policy to incorporate the specific statutory elements of diversification into the language of the policy. Revising the policy so that it refers to the statutory standard without specifying its individual elements would allow the Fund to adapt to any changes in the statutory elements without amending its policy.


     This nonsubstantive revision of this fundamental investment policy will not affect the classification of these Funds as "diversified" under Section 5(b)(l) of the 1940 Act and is not intended to change the investment practices of the Funds. Rather, the revision of the current policy should allow these Funds to remain "diversified" despite any future amendments or changes to the definition of "diversified" investment company under Section 5(b)(1), without having to seek shareholder approval.


     G. FOR ALL FUNDS EXCEPT THE HARTFORD GLOBAL HEALTH FUND AND THE HARTFORD GLOBAL TECHNOLOGY FUND, (FOR PURPOSES OF THIS SECTION, THE TERM "FUND" OR "FUNDS" SHALL REFER TO THE FUNDS IDENTIFIED UNDER EACH OF THE THREE SUB-HEADINGS BELOW.) PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.


     Each of the Funds is subject to a fundamental investment policy providing that the Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. The fundamental policy states that this limitation does not apply to investments in U.S. government securities.


     Under the 1940 Act, a Fund must have an investment policy describing its ability to concentrate its investments within the meaning of the 1940 Act. The proposed fundamental investment policies are substantially similar to the current policies of the respective Funds and are intended to standardize the fundamental investment policies among certain of the Hartford Fund Complex. The additional language regarding "loans" and "borrowers" has been added in order to clarify that, to the extent a Fund is permitted to invest in loans that are not securities, investments in such loans will be considered in calculating whether more than 25% of a Fund's total assets are invested in companies whose principal business activities are in the same industry. If adopted by the shareholders, this policy is not expected to alter the investment practices of the Funds.



     THE FUNDS OF FUNDS. (The Hartford Aggressive Growth Allocation Fund (D-14), The Hartford Balanced Allocation Fund (D-14), The Hartford Conservative Allocation Fund (D-14), The Hartford Growth Allocation Fund (D-14) and The Hartford Income Allocation Fund (D-14)). If this proposal is approved by the shareholders of the Funds of Funds, the fundamental policy of each Fund of Funds relating to the concentration of investments will be amended and restated as follows:



          The Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that the Fund may invest more than 25% of its assets in any one Underlying Fund.



     For purposes of this fundamental investment policy, each Fund of Funds treats the assets of the Underlying Funds in which it invests as its own.



     THE TAX-FREE FUNDS. (The Hartford Tax-Free California Fund (D-15), The Hartford Tax-Free National Fund (D-5), The Hartford Tax-Free New York Fund (D-15) and The Hartford Tax-Free Minnesota Fund (D-5)). If this proposal is approved by the shareholders of the Tax-Free Funds, the fundamental policy of each Fund relating to the concentration of investments will be amended and restated as follows:


          The Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that the Fund may invest more than 25% of its assets in any one Underlying Fund. . . . [T]ax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers; this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities.


     ALL OTHER FUNDS. (For ALL Funds listed in Footnote (4)). If this proposal is approved by the shareholders of a Fund, the fundamental policy of such Fund


---------------


(4) For The Hartford SmallCap Growth Fund (D-1); The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford U.S. Government Securities Fund, and The Hartford Value Opportunities Fund (D-4);

     relating to the concentration of investments will be amended and restated as follows:



          The Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.



     H. THE HARTFORD SMALLCAP GROWTH FUND (D-2, D-3) ONLY. (FOR PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO THE HARTFORD SMALLCAP GROWTH FUND.)


        (I) PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING PURCHASES FROM AND SALES TO OFFICERS, DIRECTORS AND EMPLOYEES.

        (II) PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING SECURITIES TRADING ACCOUNTS.


     The Fund is currently subject to a fundamental investment policy providing that the Fund will not purchase from or sell to any officer, director, or employee of the Fund, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock. If the shareholders of the Fund approve this proposal, the noted policy will be eliminated. Under the 1940 Act, the Fund is not required to have an investment policy regarding purchases from and sales to officers, directors and employees. None of the other funds in the Hartford Fund Complex has such an investment policy. The restriction appears to be derived from existing prohibitions under applicable law against principal transactions between the Fund and certain affiliated persons.


     The Fund is also currently subject to a fundamental investment policy providing that the Fund will not "participate on a joint or a joint and several

---------------

    The Hartford Capital Appreciation Fund, The Hartford Disciplined Equity Fund, and The Hartford Stock Fund (D-6); and The Hartford Advisers Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Focus Fund, The Hartford Global Leaders Fund, The Hartford High Yield Fund, The Hartford Income Fund, The Hartford Inflation Plus Fund, The Hartford International Capital Appreciation Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, The Hartford Money Market Fund, The Hartford Short Duration Fund, The Hartford Small Company Fund, The Hartford Total Return Bond Fund, and The Hartford Value Fund (D-13).

basis in any securities trading account." If the shareholders of the Fund approve this proposal, the noted policy will be eliminated. Under the 1940 Act, the Fund is not required to have an investment policy regarding securities trading accounts. None of the other funds in the Hartford Fund Complex has such a restriction. Under certain circumstances, participation in joint trading accounts may be beneficial to a Fund, resulting in potentially lower trading costs and better execution. Participation in a joint trading account with affiliated persons of a Fund requires exemptive relief from the SEC, which has previously been obtained by the Hartford Fund Complex. Elimination of the existing policy would allow this Fund to participate in joint or joint and several securities trading accounts with other affiliated funds to the extent permissible under applicable law (including any exemptive relief granted by the SEC to the Fund).



     The elimination of these fundamental policies is not intended to materially change the investment practices of the Fund. These changes are intended to reduce administrative burdens by eliminating fundamental policies that are not required and are not expected to apply to other funds in the Hartford Fund Complex. In addition, HIFSCO has proposed these changes in order to provide flexibility to conduct the investment program of the Fund in response to changing market conditions and circumstances consistent with applicable laws in effect from time to time, and the Board of Directors has deemed such changes to be in the best interests of the Fund's shareholders. The approval of Proposal III(H)(i) is effective regardless of whether Proposal III(H)(ii) is approved, and the approval of Proposal III(H)(ii) is effective regardless of whether Proposal III(H)(i) is approved.



     I. THE HARTFORD CAPITAL APPRECIATION FUND (D-6), THE HARTFORD DISCIPLINED EQUITY FUND (D-6), THE HARTFORD GLOBAL HEALTH FUND (D-9), THE HARTFORD GLOBAL TECHNOLOGY FUND (D-11), THE HARTFORD SMALLCAP GROWTH FUND (D-2), AND THE HARTFORD STOCK FUND (D-6) ONLY. (FOR PURPOSES OF THIS SECTION, THE TERM "FUND" OR "FUNDS" SHALL REFER TO THE FUNDS LISTED ABOVE.) PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE MAKING OF LOANS.



     This proposal would not result in a substantive change in the fundamental investment policy for any of the Funds except the Hartford SmallCap Growth Fund. For that Fund, the change could entail certain new risks, as described below.



     The Hartford SmallCap Growth Fund currently has a fundamental investment policy prohibiting the Fund from making loans to other persons. The Fund's fundamental investment policy provides that repurchase agreements, the lending of securities, and the acquiring of debt in accordance with the Prospectus and Statement of Additional Information are not to be considered

"loans" for this purpose. The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford Capital Appreciation Fund, The Hartford Stock Fund and The Hartford Disciplined Equity Fund each has a fundamental investment restriction prohibiting it from making loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers, and other financial institutions, and (c) loans of cash or securities as permitted by applicable law. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding loans will be amended and restated as follows:

          The Fund will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.


     Under the 1940 Act, an investment company must have an investment policy describing its ability to make loans to other persons or entities. SEC staff interpretations of the 1940 Act generally prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations and the use of repurchase agreements. Under certain circumstances, certain investment techniques, such as investing in debt securities, may be considered to be loans. The proposed fundamental investment policy is similar in substance to the one currently in place for each Fund and would impose no limitations on a Fund's lending other than those imposed by the 1940 Act and applicable regulation. The proposal is intended to standardize the fundamental investment policies among the Hartford Fund Complex and to maximize the ability of the Funds to respond to regulatory changes.


     When a Fund makes a loan, it takes the risk that the person or entity to which it makes the loan will be unable or unwilling to repay the loan. Any such failure to repay a loan or any delay in repaying a loan would likely result in a loss to the Fund. When the Fund lends its portfolio securities to another party, the Fund has the potential to increase its current income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or other collateral and involve some risk to the Fund if the other party should default on its obligation to return the securities or to make related payments. If the other party should become involved in bankruptcy proceedings, the Fund may encounter a delay in recovery of or even a loss of rights in the collateral.

     If adopted by shareholders, this policy is not expected to alter the investment practices of the Funds. If the staff alters its current positions regarding portfolio lending to permit more flexibility, the proposed policy would allow the Funds increased flexibility in portfolio lending without seeking shareholder approval.


     J. THE HARTFORD SMALLCAP GROWTH FUND (D-3) ONLY. (FOR PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO THE HARTFORD SMALLCAP GROWTH FUND.) PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING SHORT SALES.


     The Fund is subject to a fundamental investment policy that it will not make short sales, except for sales "against the box." If the shareholders approve this proposal, this fundamental investment policy will be eliminated for the Fund and the Fund will be permitted to engage in short sales in accordance with the provisions of the 1940 Act.


     Currently, funds may engage in short sales of securities only in limited circumstances under the 1940 Act. A short sale involves the Fund's sale of a security that the Fund does not own, which is borrowed from a broker or other institution to complete the sale. The Fund is obligated to return securities of the same issue and quantity at a future date and realizes a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must return the borrowed securities unless the short sale is made "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost. If the shareholders of the Fund approve this proposal, the noted policy will be eliminated, thereby permitting the Fund to engage in all permissible short sales. Under current federal regulatory interpretations, a Fund must segregate certain of its assets to cover its exposure arising from short sales, effectively limiting the amount of a Fund's short sales. This segregation requirement does not apply to short sales against the box.


     The Fund's use of short sales involves certain risks, including potential losses if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. The value of a particular borrowed security can increase without limitation, and the Funds potentially could realize losses with respect to short sales (other than those which are "against the box") that would be significantly greater than the value of the securities at the time they are sold short.

     Although the proposed elimination of this fundamental investment policy by the Fund would allow it to engage in all types of short sales, the Fund does not currently intend to do so. The Fund is currently subject to a non-fundamental investment restriction prohibiting it from selling securities short or maintaining a short position, except for short sales against the box. Although this policy may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. The Fund's investment adviser has no current intention of proposing any such change to that non-fundamental investment restriction.


     HIFSCO has recommended to the Board of Directors that this policy be eliminated in order to provide flexibility to conduct the investment program of the Fund in response to changing market conditions and circumstances consistent with applicable laws in effect from time to time, without the expense and delay associated with presenting the change to shareholders for approval at a shareholders' meeting. The proposed change would provide the Fund with additional flexibility in pursuit of its investment objectives and would bring its fundamental investment policies in line with the other members of the Hartford Fund Complex.



     K. THE HARTFORD GLOBAL HEALTH FUND (D-9) AND THE HARTFORD GLOBAL TECHNOLOGY FUND (D-11) ONLY. (FOR PURPOSES OF THIS SECTION, THE TERM "FUND" OR "FUNDS" SHALL REFER ONLY TO THE FUNDS LISTED ABOVE.) PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING INVESTMENTS WITHIN CERTAIN INDUSTRIES.



     Each of The Hartford Global Health Fund and The Hartford Global Technology Fund focuses its investments in a particular industry sector. The proposed fundamental investment policies are substantially similar to the current policies. If adopted by the shareholders of a Fund, these policies are not expected to alter the investment practices of a Fund. A Fund that concentrates its investments in a particular industry or industries could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experiences adverse changes, and it may be more volatile than one whose investments are more broadly distributed among industries.



     THE HARTFORD GLOBAL HEALTH FUND. The current fundamental investment policy of The Global Health Fund states that the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals, medical products, and health services. The Fund proposes to modify its fundamental policy to reflect industry groupings more precisely. If the Fund's shareholders approve this proposal, this fundamental policy will be revised to include "biotechnology" in the description of the industries in which the Fund invests. The modified policy would read as follows:



          The Hartford Global Health Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services.



     The Hartford Global Health Fund is subject to certain risks due to its investments in the health sector. Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of those securities and the Fund's overall performance. Lawsuits and regulatory proceedings brought against the issuers of securities could also adversely impact the market value of securities and the Fund's overall performance. Companies in the biotechnology industry are subject to similar risks, and can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation.



     THE HARTFORD GLOBAL TECHNOLOGY FUND. The current fundamental investment policy of The Hartford Global Technology Fund states that the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: computers and computer equipment, software and computer services, electronics, and communication equipment. If the Fund's shareholders approve this proposal, this fundamental policy will be revised to include "technology hardware and equipment" and "technology-related commercial services and supplies" in the description of the industries in which the Fund invests. The proposed change is intended to reflect that the Fund may invest in certain technology-related or technology-driven companies that are deemed "commercial services and supplies" under certain industry classification systems. The modified policy would read as follows:



          The Hartford Global Technology Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, electronics, communication equipment, and technology-related commercial services and supplies.



     The Hartford Global Technology Fund is subject to certain risks due to its investments in the technology sector. Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the Fund's portfolio. In addition, because of rapid technological developments, products or services that are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of securities of issuers in the sector. Issuers in the technology hardware and commercial services and supplies industries are subject to many of the same risks. In addition, issuers in the commercial services and supplies industries can be significantly affected by the ability to attract and retain skilled employees, and the risk that business organizations may seek alternative, cost-effective means to meet their needs.



RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE.


     The Boards of Directors recommend that shareholders vote for each of the foregoing proposals. Approval by a Fund of the foregoing proposals requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Approval by the shareholders of any of the individual items of this Proposal III will be effective regardless of the outcome of shareholder voting in connection with Proposals I or II or any of the other items of this Proposal III, except as described above with respect to Proposals III(A)(i) and III(A)(ii).

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Upon the recommendation of the Audit Committees, the Boards selected the firm of Ernst & Young LLP ("E&Y") as independent registered public accounting firm of the Companies for the fiscal year ending October 31, 2005. E&Y served as independent registered public accounting firm of the Companies for the fiscal years ended October 31, 2003 and 2004.

     The Board of Directors for each Company has adopted and approved a formal written charter for its Audit Committee, which sets forth the Audit Committee's current responsibilities. The Audit Committees review both the audit and non-audit work of the Companies' independent registered public accounting firm, submit recommendations to the Boards as to the selection of the independent registered public accounting firm, and pre-approve (i) all audit and non-audit services to be rendered by the independent registered public accounting firm for the Companies, (ii) all audit services provided to HIFSCO, or any affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies, and (iii) all non-audit services relating to the operations and financial reporting of the Companies, provided to HIFSCO, or any affiliate thereof that provides ongoing services to the Companies by any independent registered public accounting firm with an ongoing relationship with the Companies.

     AUDIT FEES. The aggregate fees billed by E&Y for professional services rendered for the audit of The Hartford Mutual Funds, Inc.'s annual financial statements for the fiscal years ended October 31, 2003 and 2004 were $386,894 and $448,985, respectively. The aggregate fees billed by E&Y for professional services rendered for the audit of The Hartford Mutual Funds II, Inc.'s annual financial statements for the fiscal years ended October 31, 2003 and 2004 were $100,306 and $98,215, respectively.

     AUDIT-RELATED FEES. No fees were billed by E&Y for professional services rendered that are related to the audit of the Companies' annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended October 31, 2003 and 2004. Aggregate fees in the amount of $35,750 and

$37,500 for the fiscal years ended October 31, 2003 and 2004, respectively, were billed by E&Y to HIFSCO, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies. These fees relate to an annual review of internal controls, as required by regulation, for Hartford Administrative Services Company ("HASCO"), an affiliate which provides transfer agency services to the Companies and over 30 other mutual funds in the Hartford Fund Complex.


     TAX FEES. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice, and tax planning to The Hartford Mutual Funds, Inc. for the fiscal years ended October 31, 2003 and 2004 were $69,088 and $81,641, respectively. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice, and tax planning to The Hartford Mutual Funds II, Inc. for the fiscal years ended October 31, 2003 and 2004 were $17,912 and $17,859, respectively. No fees were billed by E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies and subject to pre-approval by the Audit Committees, for the fiscal years ended October 31, 2003 and 2004.

     ALL OTHER FEES. No fees were billed by E&Y for professional services rendered for products and services other than those described above for the fiscal years ended October 31, 2003 and 2004, nor were any fees billed by E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies and subject to pre-approval by the Audit Committees, for those fiscal years.


     The Audit Committees have considered whether the services described above are compatible with E&Y's independence. The Audit Committees have also considered whether the provision of all other non-audit services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Companies, is compatible with maintaining E&Y's independence. The Audit Committees have adopted pre-approval policies and procedures pursuant to which the engagement of any accountant is approved. Such procedures govern the ways in which the Audit Committees will pre-approve audit and various categories of non-audit services that the independent registered public accounting firm provides to the Companies, to the Companies' investment adviser and to affiliates of the adviser that provide ongoing services to the Companies. In accordance with this policy, the Audit Committees have given their approval for the provision of audit services by E&Y for the fiscal year ending October 31, 2005 and have also given their general pre-approval for the provision by E&Y of certain types of audit-related, tax and permitted non-audit services. Services that have not received pre-approval must receive specific approval by the Audit Committees. The Audit Committees are informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committees' responsibilities to management. Pre-approval has not been waived in respect of services described under "Audit-Related Fees," "Tax Fees," and "All Other Fees" since the pre-approval procedures were adopted by the Audit Committees.

     The aggregate non-audit fees billed by E&Y for services rendered to The Hartford Mutual Funds, Inc. and to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, for the fiscal years ended October 31, 2003 and 2004, amounted to $97,488 and $112,411, respectively. The aggregate non-audit fees billed by E&Y for services rendered to The Hartford Mutual Funds II, Inc. and to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, for the fiscal years ended October 31, 2003 and 2004, amounted to $26,262 and $24,589, respectively.

     Representatives of E&Y are not expected to be present at the Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                      EXECUTIVE OFFICERS OF THE COMPANIES


     Information about each executive officer's position and term of office with the Companies, position with Hartford Investment Financial Services, LLC ("HIFSCO") if applicable, and business experience during at least the past five years is set forth below. Unless otherwise indicated, all positions have been held for more than five years. Compensation paid to the executive officers of the Companies is paid by The Hartford or its affiliates. No executive officer receives any compensation from the Companies.



                                POSITION           TERM OF
                                  HELD           OFFICE* AND
                               WITH EACH          LENGTH OF              PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS           COMPANY          TIME SERVED               DURING PAST 5 YEARS
---------------------          ----------  -----------------------  ---------------------------------
David M. Znamierowski........  President   President, The Hartford  Mr. Znamierowski currently serves
(age 44)                       and Chief   Mutual Funds, Inc. --    as President of Hartford
c/o Hartford Mutual Funds      Executive   since 1999(2)            Investment Management Company
P.O. Box 2999                  Officer     President, The Hartford  ("Hartford Investment
Hartford, CT 06104-2999        and         Mutual Funds II,         Management"); Executive Vice
                               Director(1) Inc. -- since 2001(2)    President and Chief Investment
                                           Chief Executive          Officer for Hartford Life Inc.
                                           Officer -- since 2005    and Executive Vice President and
                                           Director, The Hartford   Chief Investment Officer for
                                           Mutual Funds, Inc. --    Hartford Life Insurance Company
                                           since 1999               ("Hartford Life"). Mr.
                                                                    Znamierowski is also a Managing
                                                                    Member and Executive Vice
                                                                    President and Chief Investment
                                                                    Officer of HIFSCO and HL
                                                                    Investment Advisors, LLC ("HL
                                                                    Advisors"). Mr. Znamierowski is
                                                                    Executive Vice President and
                                                                    Chief Investment Officer of The
                                                                    Hartford. In addition, he serves
                                                                    as a Director of Hartford Series
                                                                    Fund, Inc. and as President and
                                                                    Chief Executive Officer of The
                                                                    Hartford Income Shares Fund,
                                                                    Inc., Hartford Series Fund, Inc.
                                                                    and Hartford HLS Series Fund II,
                                                                    Inc.
William H. Davison, Jr.......  Vice        Since 2002               Mr. Davison is a Managing
(age 48)                       President                            Director and Director of the
c/o Hartford Mutual Funds                                           Funds Management Group of
P.O. Box 2999                                                       Hartford Investment Management.
Hartford, CT 06104-2999                                             Mr. Davison is also a Senior Vice
                                                                    President of HIFSCO and HL
                                                                    Advisors. In addition, he serves
                                                                    as a Vice President of The
                                                                    Hartford Income Shares Fund,
                                                                    Inc., Hartford Series Fund, Inc.
                                                                    and Hartford HLS Series Fund II,
                                                                    Inc.

                                POSITION           TERM OF
                                  HELD           OFFICE* AND
                               WITH EACH          LENGTH OF              PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS           COMPANY          TIME SERVED               DURING PAST 5 YEARS
---------------------          ----------  -----------------------  ---------------------------------
Tamara L. Fagely.............  Vice        The Hartford Mutual      Ms. Fagely has been Vice
(age 47)                       President,  Funds, Inc. -- since     President of Hartford
c/o Hartford Mutual Funds      Controller, 2002                     Administrative Services Company
500 Bielenberg Drive           and         The Hartford Mutual      ("HASCO") since 1998. Prior to
Woodbury, MN 55125             Treasurer   Funds II, Inc. -- since  1998, she was Second Vice
                                           1993                     President of HASCO. Ms. Fagely is
                                                                    a Vice President of Hartford
                                                                    Life, where she served as
                                                                    Assistant Vice President from
                                                                    December 2001 through May 2005.
                                                                    In addition, she is Controller of
                                                                    HIFSCO and Vice President,
                                                                    Controller, and Treasurer of The
                                                                    Hartford Income Shares Fund, Inc.
                                                                    and Hartford Series Fund, Inc.
                                                                    and Hartford HLS Series Fund II,
                                                                    Inc.
Mary Jane Fortin.............  Vice        Since 2003               Ms. Fortin is Senior Vice
(age 40)                       President                            President and Director of Mutual
c/o Hartford Mutual Funds                                           Funds and 529 Programs for
P.O. Box 2999                                                       Hartford Life. She also serves as
Hartford, CT 06104-2999                                             Vice President of HL Advisors and
                                                                    HIFSCO, and as Vice President of
                                                                    The Hartford Income Shares Fund,
                                                                    Inc., Hartford Series Fund, Inc.,
                                                                    and Hartford HLS Series Fund II,
                                                                    Inc. Previously, Ms. Fortin
                                                                    served as Senior Vice President
                                                                    and Chief Accounting Officer of
                                                                    Hartford Life. She joined
                                                                    Hartford Life in 1997.
George R. Jay................  Vice        Vice President, The      Mr. Jay serves as Assistant Vice
(age 53)                       President   Hartford Mutual Funds,   President of Hartford Life. In
c/o Hartford Mutual Funds      and Chief   Inc. -- since 1996       addition, he serves as Controller
P.O. Box 2999                  Compliance  Vice President, The      of HL Advisors. He also serves as
Hartford, CT 06104-2999        Officer     Hartford Mutual Funds    Chief Broker/Dealer Compliance
                                           II, Inc. -- since 2001   Officer for HIFSCO and Vice
                                           Chief Compliance         President and Chief Compliance
                                           Officer -- since 2004    Officer of The Hartford Income
                                                                    Shares Fund, Inc., Hartford
                                                                    Series Fund, Inc., and Hartford
                                                                    HLS Series Fund II, Inc.
Stephen T. Joyce.............  Vice        The Hartford Mutual      Mr. Joyce currently serves as
(age 46)                       President   Funds, Inc. -- since     Senior Vice President and
c/o Hartford Mutual Funds                  2000                     Director of the Institutional
P.O. Box 2999                              The Hartford Mutual      Solutions Group for Hartford
Hartford, CT 06104-2999                    Funds II, Inc. -- since  Life. Mr. Joyce is also a Senior
                                           2001                     Vice President of HL Advisors and
                                                                    a Vice President of The Hartford
                                                                    Income Shares Fund, Inc.,
                                                                    Hartford Series Fund, Inc. and
                                                                    Hartford HLS Series Fund II, Inc.
                                                                    Previously he served as Vice
                                                                    President (1997-1999) and
                                                                    Assistant Vice President
                                                                    (1994-1997) of Hartford Life.

                                POSITION           TERM OF
                                  HELD           OFFICE* AND
                               WITH EACH          LENGTH OF              PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS           COMPANY          TIME SERVED               DURING PAST 5 YEARS
---------------------          ----------  -----------------------  ---------------------------------
Edward P. Macdonald..........  Vice        Since 2005               Mr. Macdonald serves as Assistant
(age 38)                       President                            General Counsel of The Hartford.
c/o Hartford Mutual Funds      and                                  Additionally, Mr. Macdonald
P.O. Box 2999                  Secretary                            serves as Vice President and
Hartford, CT 06104-2999                                             Secretary for The Hartford Income
                                                                    Shares Fund, Inc, Hartford Series
                                                                    Fund, Inc., and Hartford HLS
                                                                    Series Fund II, Inc. Prior to
                                                                    joining The Hartford in 2005, Mr.
                                                                    Macdonald was with Prudential
                                                                    Financial (formerly American
                                                                    Skandia Investment Services,
                                                                    Inc.) where he served as Chief
                                                                    Counsel, Investment Management
                                                                    (July 2002 to March 2005); Senior
                                                                    Counsel, Securities (September
                                                                    2000 to June 2002); Counsel
                                                                    (December 1999 to August 2000);
                                                                    and Senior Associate of Counsel
                                                                    (April 1999 to December 1999).
Denise A. Settimi............  Vice        Since 2005               Ms. Settimi currently serves as
(age 44)                       President                            Assistant Vice President
c/o Hartford Mutual Funds                                           Securities Operations of HASCO.
500 Bielenberg Drive                                                Previously, Ms. Settimi was with
Woodbury, MN 55125                                                  American Express Financial
                                                                    Advisors, where she was Director
                                                                    of Retirement Plan Services from
                                                                    1997 to 2003. In addition, she is
                                                                    a Vice President of The Hartford
                                                                    Income Shares Fund, Inc.,
                                                                    Hartford Series Fund, Inc. and
                                                                    Hartford HLS Series Fund II, Inc.
John C. Walters..............  Vice        The Hartford Mutual      Mr. Walters serves as Executive
(age 43)                       President   Funds, Inc. -- since     Vice President and Director of
c/o Hartford Mutual Funds                  2000(2)                  the Investment Products Division
P.O. Box 2999                              The Hartford Mutual      of Hartford Life. Mr. Walters is
Hartford, CT 06104-2999                    Funds II, Inc. -- since  also a Managing Member and
                                           2001(2)                  Executive Vice President of
                                                                    HIFSCO and HL Advisors. In
                                                                    addition, he is a Vice President
                                                                    of The Hartford Income Shares
                                                                    Fund, Inc., Hartford Series Fund,
                                                                    Inc. and Hartford HLS Series Fund
                                                                    II, Inc. Previously, Mr. Walters
                                                                    was with First Union Securities.


---------------
* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.


(1) Director of The Hartford Mutual Funds, Inc. only.



(2) From February 1, 2005 to March 27, 2005, John C. Walters served as President and Chief Executive Officer of the Companies.


                                 OTHER MATTERS

     Management does not intend to present any business to the Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Companies.

                             SHAREHOLDER PROPOSALS

     The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted to the relevant Company at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                                      By order of the Boards of Directors,

                                      /s/ EDWARD P. MACDONALD

                                      Edward P. Macdonald
                                      Secretary


Dated: July 18, 2005

                                  ATTACHMENT A


                   FUND SHARES OUTSTANDING ON THE RECORD DATE


                                                                  SHARES OUTSTANDING
FUND                                                    CLASS     ON THE RECORD DATE
----                                                   -------    ------------------
The Hartford Advisers Fund...........................     A         90,496,110.8280
The Hartford Advisers Fund...........................     B         32,226,092.5110
The Hartford Advisers Fund...........................     C         18,368,955.1010
The Hartford Advisers Fund...........................     Y            981,458.2280
The Hartford Aggressive Growth Allocation Fund.......     A          3,696,456.2750
The Hartford Aggressive Growth Allocation Fund.......     B          1,462,136.7440
The Hartford Aggressive Growth Allocation Fund.......     C          2,392,245.7330
The Hartford Balanced Allocation Fund................     A         18,806,621.4030
The Hartford Balanced Allocation Fund................     B          5,367,261.8510
The Hartford Balanced Allocation Fund................     C          7,354,572.2320
The Hartford Capital Appreciation Fund...............     A        157,762,652.3360
The Hartford Capital Appreciation Fund...............     B         50,312,131.7470
The Hartford Capital Appreciation Fund...............     C         51,520,829.6470
The Hartford Capital Appreciation Fund...............     Y          5,755,697.5170
The Hartford Capital Appreciation II Fund............     A          2,046,151.4980
The Hartford Capital Appreciation II Fund............     B            185,464.6250
The Hartford Capital Appreciation II Fund............     C            488,870.0830
The Hartford Capital Appreciation II Fund............     Y             30,001.0000
The Hartford Conservative Allocation Fund............     A          6,150,381.4710
The Hartford Conservative Allocation Fund............     B          1,133,384.9020
The Hartford Conservative Allocation Fund............     C          1,952,131.2330
The Hartford Disciplined Equity Fund.................     A         20,120,331.8050
The Hartford Disciplined Equity Fund.................     B          3,849,882.2300
The Hartford Disciplined Equity Fund.................     C          3,259,962.3430
The Hartford Disciplined Equity Fund.................     Y          4,659,615.5950
The Hartford Dividend and Growth Fund................     A        110,921,092.0690
The Hartford Dividend and Growth Fund................     B         18,925,943.2280
The Hartford Dividend and Growth Fund................     C         15,602,541.0320
The Hartford Dividend and Growth Fund................     Y          5,708,740.1550
The Hartford Equity Income Fund......................     A         28,561,752.2190
The Hartford Equity Income Fund......................     B          2,594,711.8410
The Hartford Equity Income Fund......................     C          4,348,496.3950
The Hartford Equity Income Fund......................     Y             63,403.3200
The Hartford Floating Rate Fund......................     A          2,700,158.8310
The Hartford Floating Rate Fund......................     B            125,852.9580

                                                                  SHARES OUTSTANDING
FUND                                                    CLASS     ON THE RECORD DATE
----                                                   -------    ------------------
The Hartford Floating Rate Fund......................     C            770,867.9350
The Hartford Floating Rate Fund......................     Y             30,001.0000
The Hartford Focus Fund..............................     A          5,638,989.4450
The Hartford Focus Fund..............................     B          1,697,443.2200
The Hartford Focus Fund..............................     C          1,955,078.7480
The Hartford Focus Fund..............................     Y             54,238.0160
The Hartford Global Communications Fund..............     A          1,832,627.7420
The Hartford Global Communications Fund..............     B            332,514.9480
The Hartford Global Communications Fund..............     C            321,322.6130
The Hartford Global Communications Fund..............     Y             75,957.8300
The Hartford Global Financial Services Fund..........     A          1,235,920.1720
The Hartford Global Financial Services Fund..........     B            290,028.7450
The Hartford Global Financial Services Fund..........     C            244,545.7290
The Hartford Global Financial Services Fund..........     Y             66,668.5920
The Hartford Global Health Fund......................     A         12,046,569.1070
The Hartford Global Health Fund......................     B          4,568,519.6730
The Hartford Global Health Fund......................     C          4,378,111.5330
The Hartford Global Health Fund......................     Y          9,949,092.4050
The Hartford Global Leaders Fund.....................     A         27,626,735.0500
The Hartford Global Leaders Fund.....................     B          5,380,851.1100
The Hartford Global Leaders Fund.....................     C          4,951,059.1660
The Hartford Global Leaders Fund.....................     Y          4,398,562.5870
The Hartford Global Technology Fund..................     A          6,082,320.3220
The Hartford Global Technology Fund..................     B          2,727,237.2120
The Hartford Global Technology Fund..................     C          2,433,201.2060
The Hartford Global Technology Fund..................     Y            180,438.7490
The Hartford Growth Allocation Fund..................     A         14,230,482.4700
The Hartford Growth Allocation Fund..................     B          4,652,826.4770
The Hartford Growth Allocation Fund..................     C          6,945,826.2020
The Hartford Growth Fund.............................     A         35,223,892.5780
The Hartford Growth Fund.............................     B          2,928,132.2110
The Hartford Growth Fund.............................     C          4,847,846.7090
The Hartford Growth Fund.............................     Y          2,434,637.4070
The Hartford Growth Fund.............................     H          1,373,578.3330
The Hartford Growth Fund.............................     L         17,645,968.8290
The Hartford Growth Fund.............................     M          1,301,999.6940
The Hartford Growth Fund.............................     N            293,577.9450
The Hartford Growth Opportunities Fund...............     A          5,248,696.0030

                                                                  SHARES OUTSTANDING
FUND                                                    CLASS     ON THE RECORD DATE
----                                                   -------    ------------------
The Hartford Growth Opportunities Fund...............     B            731,536.2620
The Hartford Growth Opportunities Fund...............     C            674,605.8950
The Hartford Growth Opportunities Fund...............     Y            518,719.8260
The Hartford Growth Opportunities Fund...............     H          1,635,898.0930
The Hartford Growth Opportunities Fund...............     L         20,490,490.1020
The Hartford Growth Opportunities Fund...............     M            963,855.0200
The Hartford Growth Opportunities Fund...............     N            228,886.5690
The Hartford Growth Opportunities Fund...............     Z          1,184,807.1560
The Hartford High Yield Fund.........................     A         28,190,182.0380
The Hartford High Yield Fund.........................     B          6,717,345.8520
The Hartford High Yield Fund.........................     C          7,534,529.9880
The Hartford High Yield Fund.........................     Y          2,653,496.0370
The Hartford Income Fund.............................     A          2,764,250.8290
The Hartford Income Fund.............................     B            537,800.2160
The Hartford Income Fund.............................     C            507,153.8100
The Hartford Income Fund.............................     Y          1,196,577.4920
The Hartford Income Allocation Fund..................     A          1,716,875.1860
The Hartford Income Allocation Fund..................     B            397,356.7950
The Hartford Income Allocation Fund..................     C            619,017.9330
The Hartford Inflation Plus Fund.....................     A         34,923,615.7600
The Hartford Inflation Plus Fund.....................     B         11,043,556.0110
The Hartford Inflation Plus Fund.....................     C         35,456,377.9210
The Hartford Inflation Plus Fund.....................     Y          6,621,274.4230
The Hartford International Capital Appreciation           A         10,128,397.0620
  Fund...............................................
The Hartford International Capital Appreciation           B          1,773,862.2480
  Fund...............................................
The Hartford International Capital Appreciation           C          2,472,769.9370
  Fund...............................................
The Hartford International Capital Appreciation           Y          5,022,251.9570
  Fund...............................................
The Hartford International Opportunities Fund........     A          7,866,005.3990
The Hartford International Opportunities Fund........     B          2,093,971.5120
The Hartford International Opportunities Fund........     C          1,400,453.8860
The Hartford International Opportunities Fund........     Y            401,821.2040
The Hartford International Small Company Fund........     A          2,369,402.9880
The Hartford International Small Company Fund........     B            410,870.8150
The Hartford International Small Company Fund........     C            920,264.2250
The Hartford International Small Company Fund........     Y          4,707,734.0920
The Hartford Midcap Fund.............................     A         64,769,553.9750
The Hartford Midcap Fund.............................     B         19,521,183.8470
The Hartford Midcap Fund.............................     C         20,987,625.3160

                                                                  SHARES OUTSTANDING
FUND                                                    CLASS     ON THE RECORD DATE
----                                                   -------    ------------------
The Hartford Midcap Fund.............................     Y          4,999,801.6840
The Hartford MidCap Value Fund.......................     A         21,965,598.8060
The Hartford MidCap Value Fund.......................     B          4,822,949.7330
The Hartford MidCap Value Fund.......................     C          5,091,695.8250
The Hartford MidCap Value Fund.......................     Y          2,542,925.6540
The Hartford Money Market Fund.......................     A        182,375,231.4770
The Hartford Money Market Fund.......................     B         33,059,617.7120
The Hartford Money Market Fund.......................     C         17,843,376.4250
The Hartford Money Market Fund.......................     Y         14,391,496.7200
The Hartford Select MidCap Growth Fund...............     A          1,179,934.7070
The Hartford Select MidCap Growth Fund...............     B            163,071.2980
The Hartford Select MidCap Growth Fund...............     C            127,312.6590
The Hartford Select MidCap Growth Fund...............     Y             20,001.0000
The Hartford Select MidCap Value Fund................     A          1,443,658.8720
The Hartford Select MidCap Value Fund................     B             58,842.4620
The Hartford Select MidCap Value Fund................     C             72,850.7970
The Hartford Select MidCap Value Fund................     Y             50,001.0000
The Hartford Short Duration Fund.....................     A          3,350,886.9760
The Hartford Short Duration Fund.....................     B            946,080.2490
The Hartford Short Duration Fund.....................     C          2,790,488.0170
The Hartford Short Duration Fund.....................     Y          7,232,872.8650
The Hartford SmallCap Growth Fund....................     L          4,358,665.1810
The Hartford SmallCap Growth Fund....................     M            638,715.0210
The Hartford SmallCap Growth Fund....................     N            245,384.3470
The Hartford SmallCap Growth Fund....................     H            640,590.9850
The Hartford SmallCap Growth Fund....................     A          1,979,285.6660
The Hartford SmallCap Growth Fund....................     B            591,334.0360
The Hartford SmallCap Growth Fund....................     C            474,164.1940
The Hartford SmallCap Growth Fund....................     Y          1,314,912.8900
The Hartford Small Company Fund......................     A          9,130,649.9020
The Hartford Small Company Fund......................     B          3,618,684.2790
The Hartford Small Company Fund......................     C          2,785,084.9020
The Hartford Small Company Fund......................     Y          2,203,238.9890
The Hartford Stock Fund..............................     A         46,182,080.1920
The Hartford Stock Fund..............................     B         18,248,379.7990
The Hartford Stock Fund..............................     C         12,018,193.2230
The Hartford Stock Fund..............................     Y          5,368,484.9220
The Hartford Tax-Free California Fund................     A          1,493,045.1520

                                                                  SHARES OUTSTANDING
FUND                                                    CLASS     ON THE RECORD DATE
----                                                   -------    ------------------
The Hartford Tax-Free California Fund................     B            111,327.7230
The Hartford Tax-Free California Fund................     C            157,680.4580
The Hartford Tax-Free Minnesota Fund.................     A            472,881.9150
The Hartford Tax-Free Minnesota Fund.................     B             65,043.7280
The Hartford Tax-Free Minnesota Fund.................     C             33,701.8530
The Hartford Tax-Free Minnesota Fund.................     Y                117.3200
The Hartford Tax-Free Minnesota Fund.................     E          2,544,539.8610
The Hartford Tax-Free Minnesota Fund.................     H             11,180.1960
The Hartford Tax-Free Minnesota Fund.................     L            280,482.6620
The Hartford Tax-Free Minnesota Fund.................     M             12,468.1850
The Hartford Tax-Free Minnesota Fund.................     N             19,789.1230
The Hartford Tax-Free National Fund..................     A          3,604,310.5250
The Hartford Tax-Free National Fund..................     B            623,704.2000
The Hartford Tax-Free National Fund..................     C            727,176.6990
The Hartford Tax-Free National Fund..................     Y                111.1670
The Hartford Tax-Free National Fund..................     E          2,849,402.3430
The Hartford Tax-Free National Fund..................     H             36,445.9140
The Hartford Tax-Free National Fund..................     L            713,020.9680
The Hartford Tax-Free National Fund..................     M            115,677.6730
The Hartford Tax-Free National Fund..................     N             49,391.2350
The Hartford Tax-Free New York Fund..................     A          1,061,377.3400
The Hartford Tax-Free New York Fund..................     B            164,420.8180
The Hartford Tax-Free New York Fund..................     C            204,261.4130
The Hartford Total Return Bond Fund..................     A         27,883,242.5730
The Hartford Total Return Bond Fund..................     B          7,874,390.3520
The Hartford Total Return Bond Fund..................     C          7,175,883.7480
The Hartford Total Return Bond Fund..................     Y         14,862,251.0210
The Hartford U.S. Government Securities Fund.........     A          5,118,674.8150
The Hartford U.S. Government Securities Fund.........     B          2,447,492.7940
The Hartford U.S. Government Securities Fund.........     C          1,183,757.6670
The Hartford U.S. Government Securities Fund.........     Y            891,679.5180
The Hartford U.S. Government Securities Fund.........     E         11,640,365.8780
The Hartford U.S. Government Securities Fund.........     H            326,493.1970
The Hartford U.S. Government Securities Fund.........     L          3,805,656.8960
The Hartford U.S. Government Securities Fund.........     M            312,543.4280
The Hartford U.S. Government Securities Fund.........     N             99,762.7620
The Hartford Value Fund..............................     A          5,951,881.2390
The Hartford Value Fund..............................     B            957,238.0420

                                                                  SHARES OUTSTANDING
FUND                                                    CLASS     ON THE RECORD DATE
----                                                   -------    ------------------
The Hartford Value Fund..............................     C          1,013,232.9910
The Hartford Value Fund..............................     Y          5,030,223.5580
The Hartford Value Opportunities Fund................     A          3,211,967.1240
The Hartford Value Opportunities Fund................     B            736,655.6680
The Hartford Value Opportunities Fund................     C            626,281.7210
The Hartford Value Opportunities Fund................     Y          4,226,988.6440
The Hartford Value Opportunities Fund................     H            359,505.5210
The Hartford Value Opportunities Fund................     L          1,771,807.6930
The Hartford Value Opportunities Fund................     M            543,155.9380
The Hartford Value Opportunities Fund................     N            151,021.7250

                                  ATTACHMENT B

                       BENEFICIAL OWNERS OF FUND SHARES*

     As of May 31, 2005, the following shareholders were the beneficial owners of the percentages of outstanding shares of the Funds as indicated below.


                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD ADVISERS FUND
Edward D Jones & Co.......  59,466,911     64.60%     6,742,658      20.55%     2,007,707      10.68%
 Maryland Hts MO
Citigroup Global Markets,                                                       1,559,835       8.30%
 Inc......................
 Attn: Peter Booth
 New York NY
West Virginia Savings Plan                                                                                  899,858      91.85%
 Trustee..................
 FBO Wst Virginia Savings
 Plan Trust
 Attn Marilyn Orr
 Woodbury MN



                                    CLASS A                   CLASS B                   CLASS C
                            -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD AGGRESSIVE
 GROWTH ALLOCATION FUND
Edward D Jones & Co.......     576,333     16.40%        72,371       5.12%
 Maryland Hts MO
Hartford Life Insurance        200,077      5.69%
 Company..................
 C/O Greg Bubnash
 Simsbury CT
MLPF&S....................                              209,883      14.85%       303,488      13.33%
 Attn Fund Administration
 Jacksonville FL



                                    CLASS A                   CLASS B                   CLASS C
                            -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD BALANCED
 ALLOCATION FUND
Edward D Jones & Co.......   6,076,994     34.24%       515,797      10.13%
 Maryland Hts MO
MLPF&S....................                                                        830,285      11.82%
 Attn Fund Administration
 Jacksonville FL

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD CAPITAL
 APPRECIATION FUND
Edward D Jones & Co.......  52,306,119     33.44%     7,110,271      14.06%
 Maryland Hts MO
MLPF&S....................   8,156,367      5.21%
 Attn Fund Administration
 Jacksonville FL
Citigroup Global Markets,                             2,896,808       5.73%     4,495,501       8.78%
 Inc......................
 Attn: Peter Booth
 New York NY
West Virginia Savings Plan                                                                                2,618,139      46.56%
 Trustee..................
 FBO Wst Virginia Savings
 Plan Trust
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   865,333      15.39%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   838,203      14.90%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn Marilyn Orr
 Woodbury MN



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD CAPITAL
 APPRECIATION II FUND
HL Investment Advisors....     910,000     61.42%        30,000      27.32%        30,000      13.34%        30,000     100.00%
 Attn: Greg Bubnash
 Hartford CT
Piper Jaffray.............                                                         14,228       6.33%
 For the Sole Benefit of
 Clients
 Attn: Jami Podhradsky
 Minneapolis MN
Edward D Jones & Co.......     133,890      9.04%         5,557       5.06%
 Maryland Hts MO

                                    CLASS A                   CLASS B                   CLASS C
                            -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD CONSERVATIVE
 ALLOCATION FUND
Edward D Jones & Co.......   1,490,777     25.41%        88,366       8.26%
 Maryland Hts MO
MLPF&S....................   1,382,187     23.56%                                 182,081       9.22%
 Attn Fund Administration
 Jacksonville FL



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD DISCIPLINED
 EQUITY FUND
Edward D Jones & Co.......  14,139,886     69.60%     1,308,404      33.62%       522,097      15.70%
 Maryland Hts MO
State Street Bank & Trust                                                                                 2,026,761      45.64%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                 1,230,475      27.71%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   799,119      17.99%
 Cust.....................
 FBO The Hartford
 Aggressive
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   315,030       7.09%
 Cust.....................
 FBO The Hartford
 Conservative Alloc
 Attn Marilyn Orr
 Woodbury MN

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD DIVIDEND AND
 GROWTH FUND
Edward D Jones & Co.......  80,110,470     72.42%     6,154,024      32.43%     1,538,392       9.78%
 Maryland Hts MO
Citigroup Global Markets,                                                       1,021,793       6.50%
 Inc......................
 Attn: Peter Booth
 New York NY
West Virginia Savings Plan                                                                                3,774,997      67.71%
 Trustee..................
 FBO Wst Virginia Savings
 Plan Trust
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   564,954      10.13%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   437,030       7.84%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn Marilyn Orr
 Woodbury MN
Commerce Bank Trust Dept                                                                                    421,489       7.56%
 C/F......................
 Mori & Co Partnership
 Attn: Mutual Fund
 Processing
 Kansas City MO
State Street Bank & Trust                                                                                   291,764       5.23%
 Cust.....................
 FBO The Hartford
 Aggressive Growth
 Attn Marilyn Orr
 Woodbury MN



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD EQUITY INCOME
 FUND
Edward D Jones & Co.......  21,211,707     76.76%     1,149,071      45.53%       303,108       7.05%
 Maryland Hts MO
Citigroup Global Markets,                               153,733       6.09%       293,279       6.82%
 Inc......................
 Attn: Peter Booth
 New York NY
John R. Ryan..............                                                                                   36,387      57.44%
 c/o Wellington Mgmt
 Boston MA

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD EQUITY INCOME
 FUND
John R. Ryan..............                                                                                   13,482      21.28%
 c/o Wellington Mgmt
 Boston MA
Patricia D'Innocenzo......                                                                                    6,301       9.95%
 c/o Wellington Mgmt
 Boston MA



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD FLOATING RATE
 FUND
HL Investment Advisors....     910,000     44.38%        30,000      37.17%        30,000       9.89%        30,000     100.00%
 Attn: Greg Bubnash
 Hartford CT
NFS LLC FEBO..............                                5,010       6.21%
 Myrtle M Cappa TTEE
 Cappa Family TR
 Portland OR
Pershing LLC..............                                                         20,080       6.62%
 Jersey City NJ
UBS Financial Services....     310,932     15.16%
 FBO Eastside Retirement
 Assoc
 Redmond WA



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD FOCUS FUND
Edward D Jones & Co.......  2,242,150      38.97%      261,635       15.20%
 Maryland Hts MO
Piper Jaffray.............                              95,457        5.55%      169,455        8.45%
 Attn Jami Podhradsky
 Minneapolis MN
Duncan M. McFarland.......                                                                                  10,325       20.63%
 c/o Wellington Mgmt
 Boston MA
Perry M. Traquina.........                                                                                  10,168       20.32%
 c/o Wellington Mgmt
 Boston MA
Kent M. Stahl.............                                                                                   4,733        9.46%
 c/o Wellington Mgmt
 Boston MA

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD FOCUS FUND
Perry M. Traquina.........                                                                                   4,572        9.14%
 c/o Wellington Mgmt
 Boston MA
Steven N. Owen............                                                                                   3,181        6.36%
 c/o Wellington Mgmt
 Boston MA



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD GLOBAL
 COMMUNICATIONS FUND
HL Investment Advisors....   705,846       38.24%
 Attn Greg Bubnash
 Hartford CT
Edward D Jones & Co.......   310,987       16.85%       27,189       8.17%
 Maryland Hts MO
MLPF&S....................                                                        17,507        5.55%
 Attn Fund Administration
 Jacksonville FL
Amy L. Donovan............                                                                                  5,443        17.73%
 c/o Wellington Mgmt
 Boston MA
Archana Basi..............                                                                                  4,463        14.54%
 c/o Wellington Mgmt
 Boston MA
Michael P. More...........                                                                                  3,706        12.07%
 c/o Wellington Mgmt
 Boston MA
Saleem Taj................                                                                                  3,387        11.03%
 c/o Wellington Mgmt
 Boston MA
Patricia A. Coleman.......                                                                                  3,305        10.77%
 c/o Wellington Mgmt
 Boston MA

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD GLOBAL
 FINANCIAL SERVICES FUND
HL Investment Advisors....   570,095       45.93%
 Attn Greg Bubnash
 Hartford CT
Edward D Jones & Co.......   350,464       28.24%       36,717       12.57%
 Maryland Hts MO
UBS Financial Services                                                            26,955       10.96%
 Inc......................
 FBO Carl Voce &
 Constantina
 Voce Ttees
 FBO Their Voce Family
 Pls Vrds Est CA
Mark T. Lynch.............                                                                                  19,352       30.21%
 c/o Wellington Mgmt
 Boston MA
Mark T. Lynch.............                                                                                  10,827       16.90%
 c/o Wellington Mgmt
 Boston MA
Mark T. Lynch.............                                                                                   7,833       12.23%
 c/o Wellington Mgmt
 Boston MA
Frances R. Watler.........                                                                                   6,105        9.53%
 c/o Wellington Mgmt
 Boston MA
Elizabeth J. LaPlante.....                                                                                   3,260        5.09%
 c/o Wellington Mgmt
 Boston MA
Mark T. Lynch.............                                                                                   3,250        5.07%
 c/o Wellington Mgmt
 Boston MA



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD GLOBAL HEALTH
 FUND
Edward D Jones & Co.......  4,714,812      39.32%      626,898       13.66%      247,610        5.66%
 Maryland Hts MO
Citigroup Global Markets,                                                        340,782        7.78%
 Inc......................
 Attn: Peter Booth
 New York NY
William H Gates III And                                                                                   9,689,922      97.40%
 Melinda French Gates
 Co-Trustees..............
 Bill & Melinda Gates
 Foundation
 Kirkland WA

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD GLOBAL
 LEADERS FUND
Edward D Jones & Co.......  15,006,254     53.86%     1,258,693      23.17%      507,317       10.11%
 Maryland Hts MO
Citigroup Global Markets,                                                        301,305        6.00%
 Inc......................
 Attn: Peter Booth
 New York NY
West Virginia Savings Plan                                                                                2,795,936      64.83%
 Trustee..................
 FBO Wst Virginia Savings
 Plan Trust
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   785,505      18.21%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   332,976       7.72%
 Cust.....................
 FBO The Hartford Balanced
 Allloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   232,833       5.40%
 Cust.....................
 FBO The Hartford
 Aggressive Growth
 Attn Marilyn Orr
 Woodbury MN



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD GLOBAL
 TECHNOLOGY FUND
Edward D Jones & Co.......  2,034,637      33.62%      245,017        8.93%
 Maryland Hts MO
Citigroup Global Markets,                                                        203,576        8.31%
 Inc......................
 Attn: Peter Booth
 New York NY
Richard C. Albright Jr....                                                                                  31,295       18.90%
 c/o Wellington Mgmt
 Boston MA
Stuart E. Lucas...........                                                                                   9,928        6.00%
 c/o Wellington Mgmt
 Boston MA

                                                              CLASS A                   CLASS B                   CLASS C
                                                      -----------------------   -----------------------   -----------------------
                                                      AMOUNT AND                AMOUNT AND                AMOUNT AND
                                                      NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                                                      BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                                                      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                                                      ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD GROWTH ALLOCATION FUND
Edward D Jones & Co.................................  3,413,767      25.08%      312,903        7.10%
 Maryland Hts MO
MLPF&S..............................................                                                       676,821       10.26%
 Attn Fund Administration
 Jacksonville FL



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD HIGH YIELD
 FUND
Edward D Jones & Co.......  12,709,217     45.24%     1,376,544      20.49%      427,198        5.69%
 Maryland Hts MO
Citigroup Global Markets,                               376,062       5.60%
 Inc......................
 Attn: Peter Booth
 New York NY
State Street Bank & Trust                                                                                 1,122,931      42.99%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   951,975      36.45%
 Cust.....................
 FBO The Hartford
 Conservative Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   501,554      19.20%
 Cust.....................
 FBO The Hartford Income
 Alloc
 Attn Marilyn Orr
 Woodbury MN



                                                              CLASS A                   CLASS B                   CLASS C
                                                      -----------------------   -----------------------   -----------------------
                                                      AMOUNT AND                AMOUNT AND                AMOUNT AND
                                                      NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                                                      BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                                                      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                                                      ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD INCOME ALLOCATION FUND
Edward D Jones & Co.................................   614,764       37.32%       43,521       11.11%       93,999       15.60%
 Maryland Hts MO
Pershing LLC........................................   199,762       12.13%
 Jersey City NJ
NFSC FEBO...........................................    98,423        5.98%
 Jasper Oil Co Inc
 Jasper AL
MLPF&S..............................................                              39,428       10.06%
 Attn Fund Administration
 Jacksonville FL

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD INCOME FUND
Edward D Jones & Co.......   905,641       32.89%       89,571       16.58%       29,669        5.76%
 Maryland Hts MO
Hartford Life Insurance      473,280       17.19%
 Company..................
 Attn Mark Strogoff
 Hartford CT
Martha A Scoles...........                                                        37,842        7.35%
 FBO Scoles Revoc Living
 Trust
 Paramount CA
State Street Bank & Trust                                                                                  793,526       73.95%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                  178,020       16.59%
 Cust.....................
 FBO The Hartford
 Conservative Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                  100,491        9.36%
 Cust.....................
 FBO The Hartford Income
 Alloc
 Attn Marilyn Orr
 Woodbury MN






                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD INFLATION
 PLUS FUND
Edward D Jones & Co.......  2,075,036       6.03%
 Maryland Hts MO
Citigroup Global Markets,   1,965,480       5.71%     1,001,969       9.14%     5,003,903      14.25%
 Inc......................
 Attn: Peter Booth
 New York NY
MLPF&S....................                              702,294       6.41%     3,066,253       8.73%
 Attn Fund Administration
 Jacksonville FL
State Street Bank & Trust                                                                                 2,761,800      44.81%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                 1,702,709      27.62%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn Marilyn Orr
 Woodbury MN

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD INFLATION
 PLUS FUND
State Street Bank & Trust                                                                                 1,272,526      20.65%
 Cust.....................
 FBO The Hartford
 Conservative Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   381,698       6.19%
 Cust.....................
 FBO The Hartford Income
 Alloc
 Attn Marilyn Orr
 Woodbury MN



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
Edward D Jones & Co.......  3,869,599      39.15%      293,498       17.01%
 Maryland Hts MO
Citigroup Global Markets,                              149,956        8.69%      348,477       14.26%
 Inc. ....................
 Attn: Peter Booth
 New York NY
MLPF&S....................                                                       151,137        6.19%
 Attn Fund Administration
 Jacksonville FL
State Street Bank & Trust                                                                                 2,017,859      42.81%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                 1,795,897      38.10%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   532,326      11.29%
 Cust.....................
 FBO The Hartford
 Aggressive
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   236,072       5.01%
 Cust.....................
 FBO The Hartford
 Conservative Alloc
 Attn Marilyn Orr
 Woodbury MN

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
Edward D Jones & Co.......  4,107,853      52.23%      337,373       16.10%       83,421       5.97%
 Maryland Hts MO
Citigroup Global Markets,                                                         70,752       5.06%
 Inc. ....................
 Attn: Peter Booth
 New York NY
Saxon & Co................                                                                                 258,755       64.40%
 Philadelphia PA
Binkley C. Shorts.........                                                                                  21,587        5.37%
 c/o Wellington Mgmt
 Boston MA



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD INTERNATIONAL
 SMALL COMPANY FUND
Edward D Jones & Co.......   470,476       19.61%       28,585       6.98%
 Maryland Hts MO
Louis R Benzak and Calvert   142,103        5.92%
 Collins..................
 Ttees FBO Chandler Cox
 Trust
 Palm Beach FL
Raymond James & Assoc                                   20,653       5.05%
 Inc......................
 FBO Brasier Tr
 St Petersburg FL
NFSC FEBO.................                                                                                1,188,181      25.47%
 FBO Tim Earl Gill
 Denver CO
SEI Private Trust Co......                                                                                  840,129      18.01%
 C/O Mellon Bank
 Oaks PA
State Street Bank & Trust                                                                                   601,243      12.89%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn Marilyn Orr
 Woodbury MN

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD INTERNATIONAL
 SMALL COMPANY FUND
Wilmington Trust Co                                                                                         445,747       9.55%
 Cust.....................
 W/Peel Partnership LPI-A
 Del LP
 c/o Mutual Funds
 Wilmington DE
State Street Bank & Trust                                                                                   356,425       7.64%
 Cust.....................
 FBO The Hartford
 Aggressive Growth
 Attn Marilyn Orr
 Woodbury MN



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD MIDCAP FUND
Edward D Jones & Co.......  26,228,649     40.45%     3,322,867      16.91%
 Maryland Hts MO
Citigroup Global Markets,                             1,086,451       5.53%     1,719,515      8.13%
 Inc. ....................
 Attn: Peter Booth
 New York NY
West Virginia Savings Plan                                                                                3,024,212      60.92%
 Trustee..................
 FBO Wst Virginia Savings
 Plan Trust
 Attn Marilyn Orr
 Woodbury MN
NFSC FEBO.................                                                                                  668,618      13.47%
 Tim Earl Gill
 Denver CO
American Express Trust Co                                                                                   391,463       7.89%
 FBO......................
 American Express Tr
 Retirement Plan
 Minneapolis MN



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD MIDCAP VALUE
 FUND
Edward D Jones & Co.......  12,125,944     54.87%      919,036       18.91%
 Maryland Hts MO
State Street Bank & Trust                                                                                 1,089,233      45.31%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn Marilyn Orr
 Woodbury MN

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD MIDCAP VALUE
 FUND
State Street Bank & Trust                                                                                   604,714      25.15%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   356,881      14.84%
 Cust.....................
 FBO The Hartford
 Aggressive
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   353,251      14.69%
 Cust.....................
 FBO The Hartford
 Conservative Alloc
 Attn Marilyn Orr
 Woodbury MN



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD MONEY MARKET
 FUND
Edward D Jones & Co.......  10,490,785     5.76%      2,139,128      6.22%
 Maryland Hts MO
Citigroup Global Markets,                                                       1,174,214      6.19%
 Inc. ....................
 Attn: Peter Booth
 New York NY
State Street Bank & Trust                                                                                 5,445,380      40.79%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                 3,708,421      27.78%
 Cust.....................
 FBO The Hartford
 Conservative Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                 3,400,844      25.47%
 Cust.....................
 FBO The Hartford Income
 Alloc
 Attn Marilyn Orr
 Woodbury MN
West Virginia Savings Plan                                                                                  795,598       5.96%
 Trustee..................
 FBO Wst Virginia Savings
 Plan Trust
 Attn Marilyn Orr
 Woodbury MN

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD SELECT MIDCAP
 GROWTH FUND
Edward D Jones & Co.......   134,774       11.96%
 Maryland Hts MO
HL Investment Advisors....   540,000       47.91%         20,000     13,28%       20,000       17.95%       20,000      100.00%
 Attn: Greg Bubnash
 Hartford CT
Davenport & Company LLC...                                                        10,288        9.23%
 Staton E. Boyette Jr. &
 Sara N Boyette
 Midland NC



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD SELECT MIDCAP
 VALUE FUND
HL Investment Advisors....  1,350,000      97.92%       50,000       90.37%       50,000       85.59%       50,000      100.00%
 Attn: Greg Bubnash
 Hartford CT



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD SHORT
 DURATION FUND
Edward D Jones & Co.......   428,647       11.90%
 Maryland Hts MO
MLPF&S....................                                                       377,748       12.88%
 Attn Fund Administration
 Jacksonville FL
State Street Bank & Trust                                                                                 3,849,755      55.26%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                 1,598,651      22.95%
 Cust.....................
 FBO The Hartford
 Conservative Alloc
 Attn Marilyn Orr
 Woodbury MN

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD SHORT
 DURATION FUND
State Street Bank & Trust                                                                                   806,894      11.58%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   711,756      10.22%
 Cust.....................
 FBO The Hartford Income
 Alloc
 Attn Marilyn Orr
 Woodbury MN



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD SMALLCAP
 GROWTH FUND
Edward D Jones & Co.......   272,071       14.29%
 Maryland Hts MO
Citigroup Global Markets,                                                         42,004       9.08%
 Inc. ....................
 Attn: Peter Booth
 New York NY
State Street Bank & Trust                                                                                  677,041       52.65%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                  286,126       22.25%
 Cust.....................
 FBO The Hartford
 Aggressive Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                  218,011       16.95%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   67,752        5.27%
 Cust.....................
 FBO The Hartford
 Conservative Alloc
 Attn Marilyn Orr
 Woodbury MN

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD SMALL COMPANY
 FUND
Edward D Jones & Co.......   3,612,236     39.06%       364,520       9.44%       170,348       6.00%
 Maryland Hts MO
Citigroup Global Markets,                               216,900       5.91%       198,235       6.98%
 Inc......................
 Attn: Peter Booth
 New York NY
State Street Bank & Trust                                                                                   932,978      42.77%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   731,738      33.54%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   230,001      10.54%
 Cust.....................
 FBO The Hartford
 Aggressive Growth
 Attn Marilyn Orr
 Woodbury MN
Saxon & Co................                                                                                  220,400      10.10%
 Philadelphia PA 19182-001



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD STOCK FUND
Edward D Jones & Co.......  30,171,915     63.79%     3,873,973      20.92%     1,213,624       9.86%
 Maryland Hts MO
Citigroup Global Markets,                             1,242,001       6.71%       708,098       5.75%
 Inc......................
 Attn: Peter Booth
 New York NY
West Virginia Savings Plan                                                                                3,614,218      68.09%
 Trustee..................
 FBO Wst Virginia Savings
 Plan Trust
 Attn Marilyn Orr
 Woodbury MN
Saxon & Co................                                                                                  679,367      12.80%
 Philadelphia PA

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD STOCK FUND
State Street Bank & Trust                                                                                   459,865       8.66%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn: Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   402,842       7.59%
 Cust.....................
 FBO The Hartford
 Conservative Alloc
 Attn: Marilyn Orr
 Woodbury MN



                                                              CLASS A                   CLASS B                   CLASS C
                                                      -----------------------   -----------------------   -----------------------
                                                      AMOUNT AND                AMOUNT AND                AMOUNT AND
                                                      NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                                                      BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                                                      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                                                      ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD TAX-FREE CALIFORNIA FUND
Hartford Life Insurance Company.....................     776,723     51.99%
 Attn: Mark Strogoff
 Hartford CT
Edward D Jones & Co.................................     263,399     17.63%        20,390      19.31%
 Maryland Hts MO
Wallace & Yolanda Morton TTEES......................      97,737       654%
 Wallce & Yolanda Morton Revoc Living Trust
 Santa Clarita CA
NFSC FEBO...........................................                               21,107      19.99%
 Arthur Zuber & Martha Schuett TR
 Martha Schuett Ttee
 Sebastopol CA
Pershing LLC........................................                               13,850      13.12%
 Jersey City NJ
NFSC FEBO...........................................                               12,525      11.86%
 Ronald W Saurer
 Correne E Saurer
 Newport Beach CA
Raymond James & Assoc Inc...........................                                5,707       5.41%
 FBO Cal Property 1
 St Petersburg FL
Lucille E Horstman..................................                                5,283       5.00%
 Judy Ann Cipriani Ttees
 FBO Gilbert F And Lucille E Horstman Lifetime Trust
 Arcadia CA
Robert Parry & Denise Parry Ttees...................                                                         15,486       9.91%
 FBO Family Trust Of Robert W
 Parry and Denise A Parry
 Santa Rosa CA

                                                              CLASS A                   CLASS B                   CLASS C
                                                      -----------------------   -----------------------   -----------------------
                                                      AMOUNT AND                AMOUNT AND                AMOUNT AND
                                                      NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                                                      BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                                                      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                                                      ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD TAX-FREE CALIFORNIA FUND
Tim A Driscoll & Carolyn Regalia....................                                                         14,574       9.33%
 Ttee FBO Timothy A Driscoll &
 Carol A Regalia
 Redwood City CA
Thomas J Wiggin Trustee.............................                                                         12,784       8.18%
 FBO Wiggin Family Trust
 Novato CA
Dale L And Pearline Butler Ttees....................                                                         11,649       7.45%
 FBO Dale L Butler And Pearline
 Butler Family Trust
 Palm Desert CA
NFSC FEBO...........................................                                                         10,299       6.59%
 Nelly Van Der Eyk Ttee
 The Cornelius & Nelly Van Der Eyk Fam Living Tr
 Visalia CA
Florence Woods Trustee..............................                                                          9,672       6.19%
 FBO Woods Family Trust
 Sebastopol CA
Jack W & Frances R Walker Ttee......................                                                          8,573       5.49%
 FBO Walker Family Trust
 Penngrove CA



                                                              CLASS A                   CLASS B                   CLASS C
                                                      -----------------------   -----------------------   -----------------------
                                                      AMOUNT AND                AMOUNT AND                AMOUNT AND
                                                      NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                                                      BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                                                      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                                                      ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD TAX-FREE NEW YORK FUND
Hartford Life Insurance Company.....................     885,988     83.48%       108,722      67.49%       108,722      53.23%
 Attn: Mark Strogoff
 Hartford CT
Oscar T Ortiz Rochester NY..........................                               10,438       6.48%
Pershing LLC Jersey City NJ.........................                               10,118       6.28%
Julia Daniels.......................................                                9,612       5.97%
 Bronx NY
First Clearing LLC..................................                                                         21,630      10.59%
 Eva Goldmann Family Trust Gst
 Exempt Robert Goldmann
 New York NY
First Clearing LLC..................................                                                         13,926       6.82%
 Marcos Szulman & Ana Szulman
 Glen Cove NY
First Clearing LLC..................................                                                         11,053       5.41%
 Peter Bertolotti & David Bertolotti Jt Ten
 New York NY

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD TOTAL RETURN
 BOND FUND
Edward D Jones & Co.......  17,009,308     61.30%     1,720,259      21.74%       597,059       8.27%
 Maryland Hts MO
West Virginia Savings Plan                                                                                6,135,405      42.05%
 Trustee..................
 FBO Wst Virginia Savings
 Plan Trust
 Attn Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                 3,091,316      21.19%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn: Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                 1,702,709      11.67%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn: Marilyn Orr
 Woodbury MN
Saxon & Co................                                                                                1,470,824      10.08%
 Philadelphia PA
State Street Bank & Trust                                                                                 1,189,460       8.15%
 Cust.....................
 FBO The Hartford
 Conservative Alloc
 Attn: Marilyn Orr
 Woodbury MN



                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD VALUE FUND
Edward D Jones & Co.......  3,572,180      60.24%      249,505       25.88%       83,315        8.07%
 Maryland Hts MO
State Street Bank & Trust                                                                                 2,550,927      52.26%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn: Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                 1,422,860      29.15%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn: Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   905,210      18.55%
 Cust.....................
 FBO The Hartford
 Aggressive
 Attn: Marilyn Orr
 Woodbury MN

                                    CLASS A                   CLASS B                   CLASS C                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD VALUE
 OPPORTUNITIES FUND
Edward D Jones & Co.......  1,114,956      37.42%      114,631       15.93%
 Maryland Hts MO
State Street Bank & Trust                                                                                 1,527,153      38.24%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn: Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                 1,509,054      37.78%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn: Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   601,411      15.06%
 Cust.....................
 FBO The Hartford
 Aggressive Growth
 Attn: Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   356,222       8.92%
 Cust.....................
 FBO The Hartford
 Conservative Alloc
 Attn: Marilyn Orr
 Woodbury MN



                                    CLASS A                   CLASS B                   CLASS C                   CLASS H
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD GROWTH FUND
Edward D Jones & Co.......  9,938,762      28.51%      542,112       18.89%
 Maryland Hts MO
MLPF&S....................  5,586,540      16.03%                                600,256       12.63%
 Attn Fund Administration
 Jacksonville FL
Citigroup Global Markets,                                                        312,862        6.58%
 Inc......................
 Attn: Peter Booth
 New York NY

                                    CLASS L                   CLASS M                   CLASS N                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD GROWTH FUND
State Street Bank & Trust                                                                                 1,031,290      44.73%
 Cust.....................
 FBO The Hartford Balanced
 Alloc
 Attn: Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   771,913      33.48%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn: Marilyn Orr
 Woodbury MN
State Street Bank & Trust                                                                                   502,417      21.79%
 Cust.....................
 FBO The Hartford
 Aggressive Growth
 Attn: Marilyn Orr
 Woodbury MN



                                    CLASS A                   CLASS B                   CLASS C                   CLASS H
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
MLPF&S....................  2,180,047      43.21%
 Attn Fund Administration
 Jacksonville FL
Edward D Jones & Co.......    557,777      11.05%
 Maryland Hts MO



                                    CLASS L                   CLASS M                   CLASS N                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
Hartford Life & Annuity                                                                                    493,790       95.28%
 Ins Co...................
 Attn Jackie Selman
 Hartford CT



                                                                      CLASS Z
                                                              -----------------------
                                                              AMOUNT AND
                                                              NATURE OF    PERCENTAGE
                                                              BENEFICIAL    OF CLASS
                                                              OWNERSHIP      OWNED
                                                              ----------   ----------
THE HARTFORD GROWTH OPPORTUNITIES FUND
Hartford Life & Annuity Ins Co..............................    67,653        5.69%
 Attn Jackie Selman
 Hartford CT

                                    CLASS A                   CLASS B                   CLASS C                   CLASS H
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD TAX-FREE
 MINNESOTA FUND
Edward D Jones & Co.......   305,370       61.23%       13,635       20.96%
 Maryland Hts MO
Piper Jaffray.............                              25,093       38.58%       2,500         7.42%
 Attn Jami Podhradsky
 Minneapolis MN
Florence M Lutter.........                              13,524       20.79%
 Rochester MN
Emil Blazek...............                               4,555        7.00%
 Janice E Blazek JTWROS
 Owatonna MN
Primevest Financial                                      3,589        5.52%
 Services (FBO)...........
 Bernard M Berres
 St Cloud MN
Wells Fargo Investments                                                           9,876        29.31%
 LLC......................
 Minneapolis MN
Roger Rossum..............                                                        4,167        12.37%
 Karen Rossum JTWROS
 Erhard MN
Wells Fargo Investments                                                           3,712        11.01%
 LLC......................
 Minneapolis MN
Raymond James & Assoc                                                             2,476         7.35%
 Inc......................
 FBO Raths Irene
 St Petersburg FL
James F Brown and.........                                                        2,014         5.98%
 Sharon A Brown JTTEN
 Cologne MN
John A Speaker............                                                        1,988         5.90%
 Mequon WI
U.S. Bancorp Investments,                                                                                   10,202       91.21%
 Inc......................
 Minneapolis MN


                                    CLASS L                   CLASS M                   CLASS N                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD TAX-FREE
 MINNESOTA FUND
Betty Mae Nelson..........    59,698       21.62%
 Bellingham MN
Pershing LLC..............                              6,408        52.15%
 Jersey City NY

                                    CLASS L                   CLASS M                   CLASS N                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD TAX-FREE
 MINNESOTA FUND
Henrietta Jane Collins....                              1,916        15.60%
 E Grand Forks MN
Wells Fargo Investments                                 1,501        12.22%
 LLC......................
 Minneapolis MN
Regina L Wald.............                                965         7.86%
 E Grand Forks MN
Lyle W Jahnke.............                                                        5,053        25.15%
 Olivia MN
Henry A Prchal and........                                                        3,494        17.39%
 Patricia E Prchal
 Young America MN
Catherine A Estrem........                                                        3,026        15.06%
 Maplewood MN
James Michael Olson.......                                                        2,434        12.11%
 Valerie J Olson
 Hawick MN
Harvey Hagedorn...........                                                        1,373         6.83%
 Winnebago MN
Janice K Teeple...........                                                        1,104         5.49%
 Paul R Peterson
 Raymond MN
H L Investment Advisors...                                                                                   114         97.55%
 Attn Greg Bubnash
 Hartford CT



                                    CLASS A                   CLASS B                   CLASS C                   CLASS H
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD TAX-FREE
 NATIONAL FUND
Edward D Jones & Co.......  1,763,920      50.55%       59,738        9.57%
 Maryland Hts MO
Pershing LLC..............    189,389       5.43%
 Jersey City NY
Citigroup Global Markets,                               39,502        6.33%       97,554       13.67%
 Inc......................
 Attn: Peter Booth
 New York NY
MLPF&S....................                                                        77,892       10.91%
 Attn Fund Administration
 Jacksonville FL

                                    CLASS A                   CLASS B                   CLASS C                   CLASS H
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD TAX-FREE
 NATIONAL FUND
First Clearing LLC........                                                        36,101        5.06%
 John C Hunter &
 Geneva L Hunger JT/WROS
 Winston Salem NC
Maurice Moler Estate......                                                                                  4,642        12.62%
 Kenneth E Horsman
 Executor
 C/O Brainard Law Office
 Charleston IL
Margaret E Tanigawa.......                                                                                  3,731        10.14%
 Mits J Tanigawa
 Westlake Village CA
A G Edwards & Sons Inc                                                                                      2,981         8.11%
 FBO......................
 Olive F Claxton &
 Daniel Claxton
 Saint Louis MO
Judith V Rohde............                                                                                  2,892         7.86%
 Arvada CO
Pershing LLC..............                                                                                  2,743         7.46%
 Jersey City NY
Ruth H Gage &.............                                                                                  2,272         6.18%
 Sandra J Bitterman JTTEN
 Jensen Beach FL
A G Edwards & Sons Inc                                                                                      2,193         5.96%
 FBO......................
 Olive F Claxton &
 Diane G Toth
 Saint Louis MO
Anna M Masler.............                                                                                  1,975         5.37%
 Audrey M Barcelona JT
 WROS
 Palos Park IL
Anglea Koutsoutis.........                                                                                  1,918         5.22%
 Calson MD
Gertrude Sutton-Mallory                                                                                     1,906         5.18%
 Trustee..................
 FBO Gertrude Sutton
 Mallory Trust
 Trumbull CT

                                    CLASS L                   CLASS M                   CLASS N                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD TAX-FREE
 NATIONAL FUND
Thomas A Hebert...........    38,691        5.39%
 Oconomowoc WI
Delores M Kerkhoff........                              28,165       24.35%
 Templeton IA
Harold M Sales Trustee....                              17,427       15.07%
 FBO Florence E Sales
 Trust
 Englewood CO
Anthony Ciccarino.........                              11,792       10.20%
 Amsterdam NY
Elvada M. Torsiello.......                              11,590       10.02%
 Amerstdam NY
Anthony Ciccarino.........                              10,625        9.19%
 Amsterdam NY
Piper Jaffray.............                               7,130        6.16%
 Attn Jami Podhradsky
 Minneapolis MN
Ethel L Robb..............                                                        10,885       22.04%
 Sheryl L Abraham POA
 Sandy OR
Joan C Steadman-Cook......                                                         5,176       10.48%
 Westerly RI
Jeanie M Chresos..........                                                         4,884        9.89%
 Parma OH
Sheldon Schram............                                                         4,611        9.34%
 West Paterson NJ
Pershing LLC..............                                                         3,605        7.30%
 Jersey City NY
Jacqueline A Olejniczak...                                                         2,880        5.83%
 Glen Ellyn IL
Glenn H Mannes............                                                         2,741        5.83%
 Bernita K Mannes JTWROS
 Yankton SD
H L Investment Advisors...                                                                                   108         97.56%
 Attn Greg Bubnash
 Hartford CT

                                    CLASS A                   CLASS B                   CLASS C                   CLASS H
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD U.S.
 GOVERNMENT SECURITIES
 FUND
Edward D Jones & Co.......  1,566,643      29.15%      184,056        7.44%       78,808        6.43%
 Maryland Hts MO
Citigroup Global Markets,                                                         70,556        5.76%
 Inc......................
 Attn: Peter Booth
 New York NY



                                    CLASS L                   CLASS M                   CLASS N                   CLASS Y
                            -----------------------   -----------------------   -----------------------   -----------------------
                            AMOUNT AND                AMOUNT AND                AMOUNT AND                AMOUNT AND
                            NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE   NATURE OF    PERCENTAGE
                            BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS    BENEFICIAL    OF CLASS
                            OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED      OWNERSHIP      OWNED
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
THE HARTFORD U.S.
 GOVERNMENT SECURITIES
 FUND
Horace Snipes.............                                                        13,316       13.32%
 Chattanooga TN
Richard Maynard Priest                                                             6,265        6.27%
 Trustee..................
 FBO The Priest Living
 Trust
 Sparks NV
US Bank Natl Assoc C/F....                                                         5,511        5.51%
 Molt C Shafer
 Clendenin WV
Craig W Spellman Cust.....                                                         5,028        5.03%
 Joseph William Spellman
 Burleson TX
State Street Bank & Trust                                                                                   838,123       99.98%
 Cust.....................
 FBO The Hartford Growth
 Allocation
 Attn Marilyn Orr
 Woodbury MN


---------------

* Each entity set forth in the tables above is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial interest therein.

                                  ATTACHMENT C

                        THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                           HARTFORD SERIES FUND, INC.
                       HARTFORD HLS SERIES FUND II, INC.
                     THE HARTFORD INCOME SHARES FUND, INC.
                             ("THE HARTFORD FUNDS")

                          NOMINATING COMMITTEE CHARTER

NOMINATING COMMITTEE MEMBERSHIP

     The Nominating Committee of The Hartford Funds (the "Committee") shall be composed entirely of Directors of the Funds that are not "interested persons" of the Funds, their investment adviser or their principal underwriter, as that term is defined in the Investment Company Act of 1940, as amended ("Independent Directors"), and may be comprised of one or more such Independent Directors. Officers of the Funds, although not members of the Committee, will nonetheless be expected to have a role in evaluating candidates and recruiting them for the Board.

BOARD NOMINATIONS AND FUNCTIONS

     1. The Committee shall make nominations for Independent Director membership on the Board of Directors. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' investment adviser and other principal service providers. Persons selected must not be "interested persons" of the Funds, their investment adviser or their principal underwriter, as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board of Directors.

     2. The Committee shall consider nominees recommended by shareholders if a vacancy among the Independent Directors of The Hartford Funds occurs pursuant to the procedures attached hereto as Appendix A.

     3. The Committee shall meet as necessary prior to a meeting of the full Board and is empowered to hold special meetings as circumstances require.

     4. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and/or independent counsel to the Independent Directors and to retain experts, as deemed appropriate, at the expense of the Funds.

     5. The Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors.

ADOPTED: MAY 13, 2003
REVISED: MARCH 9, 2004

                                   APPENDIX A

            PROCEDURES FOR CONSIDERATION OF SHAREHOLDER NOMINATIONS
        FOR INDEPENDENT DIRECTOR MEMBERSHIP BY THE NOMINATING COMMITTEE

     1. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors of The Hartford Funds occurs. Each eligible shareholder or shareholder group may submit not more than one Independent Director nominee.

     2. In order for the Nominating Committee to consider a nominee recommended by shareholders, the nominee, as well as the shareholder or shareholder group making the recommendation, must meet all requirements provided under applicable federal and state law and in the applicable Fund's organizational documents.

     3. In order to recommend a nominee, a shareholder must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Hartford Fund at 55 Farmington Avenue, 11th Floor, Hartford, CT 06105, and must include, at a minimum:

          (i) the shareholder's contact information;

          (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee;

          (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and appropriate documentation to support the statement;

          (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and


          (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board of Directors.


          It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration due to the deficient submission.

     4. A Shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission.

     5. A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee.

     6. If the Nominating Committee receives a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year as of the date of the recommendation and the shareholder or shareholder group and their candidate provides his or her written consent at the time the recommendation is made, the Fund shall disclose in the applicable proxy statement: (1) the candidate's identity, (2) the identity of the shareholder or shareholder group making the recommendation, and (3) whether or not the Nominating Committee chose to nominate that candidate.

     7. The Nominating Committee shall evaluate the qualifications of a director nominee in accordance with the guidelines attached hereto as Exhibit 1. The Nominating Committee may, in its sole discretion, consider any factors that it deems relevant in its consideration of a director nominee. Candidates submitted by shareholders shall be evaluated according to the same criteria as other director candidates.

     8. The Nominating Committee may, in its sole discretion, hire third parties to assist it with identifying, screening and evaluating nominees. If a third party is used with respect to a particular election, appropriate disclosure of that fact in the relevant proxy statement shall be made in accordance with applicable law.

     9. The final nomination of a prospective director rests solely with the Nominating Committee.

    10. The Nominating Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors of the Hartford Funds.

                                                                       EXHIBIT 1

              CRITERIA FOR SELECTION OF NEW INDEPENDENT DIRECTORS

     The ideal panel of independent directors should represent a cross section of the shareholder base of the Hartford-sponsored funds and, since their duties involve oversight of the management company's and service providers' activities relative to shareholder interests, care should be given to insure that the panel of individuals brings to their deliberation education, work and personal experiences that would improve the value provided to the shareholders.

     To maintain the vitality of the panel, some mandatory turnover of members is desired and should be accomplished through a reasonable retirement policy (e.g. age 72 mandatory retirement).

     The following criteria giving no prejudice towards an individual's gender, religion or race should be considered as a minimum requirement for consideration as an independent director:

     1. Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity.

     2. College degree or business experience equivalent to a college degree.

     3. At least one independent director should have an investment background and at least one director should have a financial/accounting background.

     4. Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests.

     5. An ability to invest in Hartford funds.

     6. A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders.

     7. A person of high ethical standards.

     8. Must meet minimum standards set out in the funds' audit committee charter.

     9. Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through fund-sponsored training programs.

                                  ATTACHMENT D

     The following tables outline the proposed changes in the fundamental policies for each affected Fund, stating the current policy and the proposed revised policy.

                      THE HARTFORD MUTUAL FUNDS II, INC.:

                       THE HARTFORD SMALLCAP GROWTH FUND

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
Proposal to revise      The Fund "will not             The Fund "will not purchase
fundamental policy      concentrate its investments    the securities or loans of
regarding investment    in any particular industry,    any issuer or borrower (other
concentrations within   except that (i) it may invest  than securities or loans
a particular industry.  up to 25% of the value of its  issued or guaranteed by the
                        total assets in any            U.S. government or any of its
                        particular industry, and (ii)  agencies or
                        there is no limitation with    instrumentalities) if, as a
                        respect to investments in      result, more than 25% of the
                        obligations issued or          Fund's total assets would be
                        guaranteed by the U.S.         invested in the securities or
                        Government or its agencies     loans of companies whose
                        and instrumentalities. As to   principal business activities
                        utility companies, gas,        are in the same industry."
                        electric, water and telephone
                        companies will be considered
                        as separate industries. As to
                        finance companies, the
                        following categories will be
                        considered as separate
                        industries: (a) captive
                        automobile finance, such as
                        General Motors Acceptance
                        Corp. and Ford Motor Credit
                        Corp.; (b) captive equipment
                        finance companies, such as
                        Honeywell Finance Corporation
                        and General Electric Credit
                        Corp.; (c) captive retail
                        finance companies, such as
                        Macy Credit Corp. and Sears
                        Roebuck Acceptance Corp.; (d)
                        consumer loan companies, such
                        as Beneficial Finance
                        Corporation and Household
                        Finance Corporation; (e)
                        diversified finance companies
                        such as CIT Financial Corp.,
                        Commercial Credit Corporation
                        and Borg Warner Acceptance
                        Corp.; and (f) captive oil
                        finance companies, such as
                        Shell Credit, Inc., Mobil Oil
                        Credit Corp. and Texaco
                        Financial Services, Inc."

                         THE HARTFORD SMALLCAP GROWTH FUND
                                      (CONT.)
PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
Proposal to revise      The Fund "will not invest in   The Fund "will not purchase
fundamental policy      real estate, except the Fund   or sell real estate unless
regarding investments   may invest in securities       acquired as a result of
in real estate or       issued by companies owning     ownership of securities or
interests therein.      real estate or interests       other instruments, although
                        therein."                      it may purchase securities
                                                       secured by real estate or
                                                       interests therein, or
                                                       securities issued by
                                                       companies which invest in
                                                       real estate or interests
                                                       therein."

Proposal to revise      The Fund "will not invest in   The Fund "will not purchase
fundamental policy      commodities or commodity       or sell commodities or
regarding purchases     contracts, other than for      commodities contracts, except
and sales of            hedging purposes only."        that the Fund may purchase or
commodities and                                        sell financial futures
commodities contracts.                                 contracts, options on
                                                       financial futures contracts
                                                       and futures contracts,
                                                       forward contracts, and
                                                       options with respect to
                                                       foreign currencies, and may
                                                       enter into swap transactions
                                                       or other financial
                                                       transactions of any kind."

Proposal to revise      The Fund "will not make loans  The Fund "will not make
fundamental policy      to other persons. Repurchase   loans, except to the extent
regarding the making    agreements, the lending of     consistent with the
of loans to other       securities and the acquiring   Investment Company Act of
persons.                of debt securities in          1940, as amended, and the
                        accordance with the            rules and regulations
                        Prospectus and Statement of    thereunder, or as may
                        Additional Information are     otherwise be permitted from
                        not considered to be 'loans'   time to time by regulatory
                        for this purpose."             authority."

Proposal to eliminate   The Fund "will not mortgage,   The current policy will be
fundamental policy      pledge or hypothecate its      eliminated.
regarding the mortgage  assets, except in an amount
of assets.              not exceeding 10% of the
                        value of its total assets to
                        secure temporary or emergency
                        borrowing."

Proposal to eliminate   The Fund "will not             The current policy will be
fundamental policy      participate on a joint or a    eliminated.
regarding               joint and several basis in
participation in        any securities trading
securities trading      account."
accounts.

                         THE HARTFORD SMALLCAP GROWTH FUND
                                      (CONT.)
PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
Proposal to eliminate   The Fund "will not purchase    The current policy will be
fundamental policy      from or sell to any officer,   eliminated.
regarding certain       director, or employee of the
purchases from and      Company, or the Fund's
sales to officers,      adviser or underwriter, or
directors and           any of their officers or
employees.              directors, any securities
                        other than shares of the
                        Fund's common stock."

Proposal to eliminate   The Fund "will not make short  The current policy will be
fundamental policy      sales, except for sales        eliminated.
regarding short sales.  against the box.' While a
                        short sale is made by selling
                        a security the Fund does not
                        own, a short sale is 'against
                        the box' to the extent that
                        the Fund contemporaneously
                        owns or has the right to
                        obtain securities identical
                        to those sold short at no
                        added cost."

Proposal to revise      The Fund "will not purchase    The Fund "will not borrow
fundamental policy      securities on margin or        money or issue any class of
regarding the           otherwise borrow money or      senior securities, except to
borrowing of money,     issue senior securities,       the extent consistent with
issuing of senior       except that the Fund in        the Investment Company Act of
securities and          accordance with its            1940, as amended, and the
purchasing securities   investment objectives and      rules and regulations
on margin.              policies, may purchase         thereunder, or as may
                        securities on a when-issued    otherwise be permitted from
                        and delayed delivery basis,    time to time by regulatory
                        within the limitations set     authority."
                        forth in the Prospectus and
                        Statement of Additional
                        Information. The Fund may
                        also obtain such short-term
                        credit as it needs for the
                        clearance of securities
                        transactions, and may borrow
                        from banks, for the account
                        of the Fund, as a temporary
                        measure to facilitate
                        redemptions (but not for
                        leveraging or investment) an
                        amount that does not exceed
                        10% of the value of the
                        Fund's total assets. No
                        additional investment
                        securities may be purchased
                        by the Fund while outstanding
                        borrowings exceed 5% of the
                        value of the Fund's total
                        assets."

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                     THE HARTFORD VALUE OPPORTUNITIES FUND

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
Proposal to revise      The Fund "will not purchase    The Fund "will not purchase
fundamental policy      the securities of any issuer   the securities or loans of
regarding investment    (other than securities issued  any issuer or borrower (other
concentrations within   or guaranteed by the U.S.      than securities or loans
a particular industry.  government or any of its       issued or guaranteed by the
                        agencies or                    U.S. government or any of its
                        instrumentalities) if, as a    agencies or
                        result, more than 25% of the   instrumentalities) if, as a
                        Fund's total assets would be   result, more than 25% of the
                        invested in the securities of  Fund's total assets would be
                        companies whose principal      invested in the securities or
                        business activities are in     loans of companies whose
                        the same industry."            principal business activities
                                                       are in the same industry."

                      THE HARTFORD TAX-FREE NATIONAL FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
Proposal to revise      The Fund "will not purchase    The Fund "will not purchase
fundamental policy      the securities of any issuer   the securities or loans of
regarding investment    (other than securities issued  any issuer or borrower (other
concentrations within   or guaranteed by the U.S.      than securities or loans
a particular industry.  government or any of its       issued or guaranteed by the
                        agencies or                    U.S. government or any of its
                        instrumentalities) if, as a    agencies or
                        result, more than 25% of the   instrumentalities) if, as a
                        Fund's total assets would be   result, more than 25% of the
                        invested in the securities of  Fund's total assets would be
                        companies whose principal      invested in the securities or
                        business activities are in     loans of companies whose
                        the same industry. . . .       principal business activities
                        [T]ax exempt securities are    are in the same industry.
                        not subject to this            . . . [T]ax exempt securities
                        limitation unless they are     are not subject to this
                        backed by the assets and       limitation unless they are
                        revenues of non-governmental   backed by the assets and
                        issuers; this limitation will  revenues of non-governmental
                        not apply to tax exempt        issuers; this limitation will
                        securities that have been      not apply to tax exempt
                        refunded with U.S. government  securities that have been
                        securities."                   refunded with U.S. government
                                                       securities."

                        THE HARTFORD MUTUAL FUNDS, INC.:

                     THE HARTFORD CAPITAL APPRECIATION FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                            THE HARTFORD STOCK FUND

PROPOSAL                        CURRENT POLICY                  REVISED POLICY
--------                        --------------                  --------------
Proposal to revise the  The Fund "will not issue        The Fund "will not borrow
fundamental policy      senior securities."             money or issue any class of
regarding the issuing                                   senior securities, except to
of senior securities.                                   the extent consistent with the
                                                        Investment Company Act of
                                                        1940, as amended, and the
                                                        rules and regulations
                                                        thereunder, or as may
                                                        otherwise be permitted from
                                                        time to time by regulatory
                                                        authority."

Proposal to revise the  The Fund "will not borrow       The Fund "will not borrow
fundamental policy      money, except from banks and    money or issue any class of
regarding the           then only if immediately after  senior securities, except to
borrowing of money.     each such borrowing there is    the extent consistent with the
                        asset coverage of at least      Investment Company Act of
                        300% as defined in the 1940     1940, as amended, and the
                        Act."                           rules and regulations
                                                        thereunder, or as may
                                                        otherwise be permitted from
                                                        time to time by regulatory
                                                        authority."

Proposal to revise the  The Fund "will not invest 25%   The Fund "will not purchase
fundamental policy      or more of its total assets in  the securities or loans of any
regarding investment    the securities of one or more   issuer or borrower (other than
concentrations within   issuers conducting their        securities or loans issued or
a particular industry.  principal business activities   guaranteed by the U.S.
                        in the same industry            government or any of its
                        (excluding the U.S. Government  agencies or instrumentalities)
                        or any of its agencies or       if, as a result, more than 25%
                        instrumentalities)."            of the Fund's total assets
                                                        would be invested in the
                                                        securities or loans of
                                                        companies whose principal
                                                        business activities are in the
                                                        same industry."

Proposal to revise the  The Fund "will not make loans,  The Fund "will not make loans,
fundamental policy      except through (a) the          except to the extent
regarding the making    purchase of debt obligations    consistent with the Investment
of loans.               in accordance with the Fund's   Company Act of 1940, as
                        investment objective and        amended, and the rules and
                        policies, (b) repurchase        regulations thereunder, or as
                        agreements with banks,          may otherwise be permitted
                        brokers, dealers and other      from time to time by
                        financial institutions, and     regulatory authority."
                        (c) loans of cash or
                        securities as permitted by
                        applicable law."

                        THE HARTFORD CAPITAL APPRECIATION FUND
                         THE HARTFORD DISCIPLINED EQUITY FUND
                               THE HARTFORD STOCK FUND
                                       (CONT.)
PROPOSAL                        CURRENT POLICY                  REVISED POLICY
--------                        --------------                  --------------
Proposal to revise the  Each Fund "will not underwrite  Each Fund "will not act as an
fundamental policy      securities issued by others,    underwriter of securities of
regarding underwriting  except to the extent that the   other issuers, except to the
securities.             sale of portfolio securities    extent that, in connection
                        by the Fund may be deemed to    with the disposition of
                        be an underwriting."            portfolio securities, the Fund
                                                        may be deemed an underwriter
                                                        under applicable laws."

Proposal to revise the  Each Fund "will not purchase    Each Fund "will not purchase
fundamental policy      or sell real estate, except     or sell real estate unless
regarding investments   that each Fund may (a) acquire  acquired as a result of
in real estate and      or lease office space for its   ownership of securities or
interests therein.      own use, (b) invest in          other instruments, although it
                        securities of issuers that      may purchase securities
                        invest in real estate or        secured by real estate or
                        interests therein (e.g., real   interests therein, or
                        estate investment trusts), (c)  securities issued by companies
                        invest in securities that are   which invest in real estate or
                        secured by real estate or       interests therein."
                        interests therein, (d)
                        purchase and sell mortgage-
                        related securities, (e) hold
                        and sell real estate acquired
                        by the Fund as a result of the
                        ownership of securities and
                        (f) invest in real estate
                        limited partnerships."

Proposal to revise the  Each Fund "will not invest in   Each Fund "will not purchase
fundamental policy      commodities or commodity        or sell commodities or
regarding purchases     contracts, except that the      commodities contracts, except
and sales of            Fund may invest in currency     that the Fund may purchase or
commodities and         and financial instruments and   sell financial futures
commodities contracts.  contracts that are commodities  contracts, options on
                        or commodity contracts."        financial futures contracts
                                                        and futures contracts, forward
                                                        contracts, and options with
                                                        respect to foreign currencies,
                                                        and may enter into swap
                                                        transactions or other
                                                        financial transactions of any
                                                        kind."

                        THE HARTFORD CAPITAL APPRECIATION FUND
                         THE HARTFORD DISCIPLINED EQUITY FUND
                               THE HARTFORD STOCK FUND
                                       (CONT.)
PROPOSAL                        CURRENT POLICY                  REVISED POLICY
--------                        --------------                  --------------
Proposal to revise the  "With respect to 75% of a       Each Fund "has elected to be
fundamental policy      Fund's total assets," each      classified as a diversified
regarding the           Fund "will not purchase         series of an open-end
diversification of      securities of an issuer (other  management investment
investments.            than cash, cash items or        company."
                        securities issued or
                        guaranteed by the U.S.
                        Government, its agencies,
                        instrumentalities or
                        authorities), if (a) such
                        purchase would cause more than
                        5% of the Fund's total assets
                        taken at market value to be
                        invested in the securities of
                        such issuer; or (b) such
                        purchase would at the time
                        result in more than 10% of the
                        outstanding voting securities
                        of such issuer being held by
                        the Fund."

                        THE HARTFORD GLOBAL HEALTH FUND

PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
Proposal to revise the  The Fund "will not issue       The Fund "will not borrow
fundamental policy      senior securities."            money or issue any class of
regarding the issuing                                  senior securities, except to
of senior securities.                                  the extent consistent with
                                                       the Investment Company Act of
                                                       1940, as amended, and the
                                                       rules and regulations
                                                       thereunder, or as may
                                                       otherwise be permitted from
                                                       time to time by regulatory
                                                       authority."

Proposal to revise the  The Fund "will not borrow      The Fund "will not borrow
fundamental policy      money, except from banks and   money or issue any class of
regarding the           then only if immediately       senior securities, except to
borrowing of money.     after each such borrowing      the extent consistent with
                        there is asset coverage of at  the Investment Company Act of
                        least 300% as defined in the   1940, as amended, and the
                        1940 Act."                     rules and regulations
                                                       thereunder, or as may
                                                       otherwise be permitted from
                                                       time to time by regulatory
                                                       authority."

Proposal concerning     The Fund "normally invests at  The Fund "will normally
fundamental policy      least 25% of its total         invest at least 25% of its
regarding investments   assets, in the aggregate, in   total assets, in the
within certain          the following industries:      aggregate, in the following
industries.             pharmaceuticals, medical       industries: pharmaceuticals
                        products, and health           and biotechnology, medical
                        services."                     products, and health
                                                       services."

Proposal to revise the  The Fund "will not make        The Fund "will not make
fundamental policy      loans, except through (a) the  loans, except to the extent
regarding the making    purchase of debt obligations   consistent with the
of loans.               in accordance with the Fund's  Investment Company Act of
                        investment objective and       1940, as amended, and the
                        policies, (b) repurchase       rules and regulations
                        agreements with banks,         thereunder, or as may
                        brokers, dealers and other     otherwise be permitted from
                        financial institutions, and    time to time by regulatory
                        (c) loans of cash or           authority."
                        securities as permitted by
                        applicable law."

Proposal to revise the  The Fund "will not underwrite  The Fund "will not act as an
fundamental policy      securities issued by others    underwriter of securities of
regarding underwriting  except to the extent that the  other issuers, except to the
securities.             sale of portfolio securities   extent that, in connection
                        by the Fund may be deemed to   with the disposition of
                        be an underwriting."           portfolio securities, the
                                                       Fund may be deemed an
                                                       underwriter under applicable
                                                       laws."

                          THE HARTFORD GLOBAL HEALTH FUND
                                      (CONT.)
PROPOSAL                       CURRENT POLICY                 REVISED POLICY
--------                       --------------                 --------------
Proposal to revise the  The Fund "will not purchase    The Fund "will not purchase
fundamental policy      or sell real estate, except    or sell real estate unless
regarding investments   that the Fund may (a) acquire  acquired as a result of
in real estate and      or lease office space for its  ownership of securities or
interests therein.      own use, (b) invest in         other instruments, although
                        securities of issuers that     it may purchase securities
                        invest in real estate or       secured by real estate or
                        interests therein (e.g., real  interests therein, or
                        estate investment trusts),     securities issued by
                        (c) invest in securities that  companies which invest in
                        are secured by real estate or  real estate or interests
                        interests therein, (d)         therein."
                        purchase and sell mortgage-
                        related securities, (e) hold
                        and sell real estate acquired
                        by the Fund as a result of
                        the ownership of securities
                        and (f) invest in real estate
                        limited partnerships."

Proposal to revise the  The Fund "will not invest in   The Fund "will not purchase
fundamental policy      commodities or commodity       or sell commodities or
regarding purchases     contracts, except that the     commodities contracts, except
and sales of            Fund may invest in currency    that the Fund may purchase or
commodities and         and financial instruments and  sell financial futures
commodities contracts.  contracts that are             contracts, options on
                        commodities or commodity       financial futures contracts
                        contracts."                    and futures contracts,
                                                       forward contracts, and
                                                       options with respect to
                                                       foreign currencies, and may
                                                       enter into swap transactions
                                                       or other financial
                                                       transactions of any kind."

                      THE HARTFORD GLOBAL TECHNOLOGY FUND


PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
Proposal to revise the       The Fund "will not issue     The Fund "will not borrow
fundamental policy           senior securities."          money or issue any class of
regarding the issuing of                                  senior securities, except
senior securities.                                        to the extent consistent
                                                          with the Investment Company
                                                          Act of 1940, as amended,
                                                          and the rules and
                                                          regulations thereunder, or
                                                          as may otherwise be
                                                          permitted from time to time
                                                          by regulatory authority."

Proposal to revise the       The Fund "will not borrow    The Fund "will not borrow
fundamental policy           money, except from banks     money or issue any class of
regarding the borrowing of   and then only if             senior securities, except
money.                       immediately after each such  to the extent consistent
                             borrowing there is asset     with the Investment Company
                             coverage of at least 300%    Act of 1940, as amended,
                             as defined in the 1940       and the rules and
                             Act."                        regulations thereunder, or
                                                          as may otherwise be
                                                          permitted from time to time
                                                          by regulatory authority."

Proposal concerning          The Fund "normally invests   The Fund "will normally
fundamental policy           at least 25% of its total    invest at least 25% of its
regarding investments        assets, in the aggregate,    total assets, in the
within certain industries.   in the following             aggregate, in the following
                             industries: computers and    industries: technology
                             computer equipment,          hardware and equipment,
                             software and computer        software and computer
                             services, electronics, and   services, electronics,
                             communication equipment."    communication equipment,
                                                          and technology-related
                                                          commercial services and
                                                          supplies."

Proposal to revise the       The Fund "will not make      The Fund "will not make
fundamental policy           loans, except through (a)    loans, except to the extent
regarding the making of      the purchase of debt         consistent with the
loans.                       obligations in accordance    Investment Company Act of
                             with the Fund's investment   1940, as amended, and the
                             objective and policies, (b)  rules and regulations
                             repurchase agreements with   thereunder, or as may
                             banks, brokers, dealers and  otherwise be permitted from
                             other financial              time to time by regulatory
                             institutions, and (c) loans  authority."
                             of cash or securities as
                             permitted by applicable
                             law."

                         THE HARTFORD GLOBAL TECHNOLOGY FUND
                                       (CONT.)
PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
Proposal to revise the       The Fund "will not           The Fund "will not act as
fundamental policy           underwrite securities        an underwriter of
regarding underwriting       issued by others, except to  securities of other
securities.                  the extent that the sale of  issuers, except to the
                             portfolio securities by the  extent that, in connection
                             Fund may be deemed to be an  with the disposition of
                             underwriting."               portfolio securities, the
                                                          Fund may be deemed an
                                                          underwriter under
                                                          applicable laws."

Proposal to revise the       The Fund "will not purchase  The Fund "will not purchase
fundamental policy           or sell real estate, except  or sell real estate unless
regarding investments in     that the Fund may (a)        acquired as a result of
real estate and interests    acquire or lease office      ownership of securities or
therein.                     space for its own use, (b)   other instruments, although
                             invest in securities of      it may purchase securities
                             issuers that invest in real  secured by real estate or
                             estate or interests therein  interests therein, or
                             (e.g., real estate           securities issued by
                             investment trusts), (c)      companies which invest in
                             invest in securities that    real estate or interests
                             are secured by real estate   therein."
                             or interests therein, (d)
                             purchase and sell
                             mortgage-related
                             securities, (e) hold and
                             sell real estate acquired
                             by the Fund as a result of
                             the ownership of securities
                             and (f) invest in real
                             estate limited
                             partnerships."

Proposal to revise the       The Fund "will not invest    The Fund "will not purchase
fundamental policy           in commodities or commodity  or sell commodities or
regarding purchases and      contracts, except that the   commodities contracts,
sales of commodities and     Fund may invest in currency  except that the Fund may
commodities contracts.       and financial instruments    purchase or sell financial
                             and contracts that are       futures contracts, options
                             commodities or commodity     on financial futures
                             contracts."                  contracts and futures
                                                          contracts, forward
                                                          contracts, and options with
                                                          respect to foreign
                                                          currencies, and may enter
                                                          into swap transactions or
                                                          other financial
                                                          transactions of any kind."

                           THE HARTFORD ADVISERS FUND
                     THE HARTFORD DIVIDEND AND GROWTH FUND
                        THE HARTFORD EQUITY INCOME FUND
                            THE HARTFORD FOCUS FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                        THE HARTFORD SHORT DURATION FUND
                        THE HARTFORD SMALL COMPANY FUND
                      THE HARTFORD TOTAL RETURN BOND FUND
                            THE HARTFORD VALUE FUND

PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
Proposal to revise           The Fund "will not purchase  The Fund "will not purchase
fundamental policy           the securities of any        the securities or loans of
regarding investment         issuer (other than           any issuer or borrower
concentrations within a      securities issued or         (other than securities or
particular industry.         guaranteed by the U.S.       loans issued or guaranteed
                             government or any of its     by the U.S. government or
                             agencies or                  any of its agencies or
                             instrumentalities) if, as a  instrumentalities) if, as a
                             result, more than 25% of     result, more than 25% of
                             the Fund's total assets      the Fund's total assets
                             would be invested in the     would be invested in the
                             securities of companies      securities or loans of
                             whose principal business     companies whose principal
                             activities are in the same   business activities are in
                             industry."                   the same industry."

                 THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
                     THE HARTFORD BALANCED ALLOCATION FUND
                   THE HARTFORD CONSERVATIVE ALLOCATION FUND
                      THE HARTFORD GROWTH ALLOCATION FUND
                      THE HARTFORD INCOME ALLOCATION FUND

PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
Proposal to revise           The Fund "will not purchase  The Fund "will not purchase
fundamental policy           the securities of any        the securities or loans of
regarding investment         issuer (other than           any issuer or borrower
concentrations within a      securities issued or         (other than securities or
particular industry.         guaranteed by the U.S.       loans issued or guaranteed
                             government or any of its     by the U.S. government or
                             agencies or                  any of its agencies or
                             instrumentalities) if, as a  instrumentalities) if, as a
                             result, more than 25% of     result, more than 25% of
                             the Fund's total assets      the Fund's total assets
                             would be invested in the     would be invested in the
                             securities of companies      securities or loans of
                             whose principal business     companies whose principal
                             activities are in the same   business activities are in
                             industry; except that the    the same industry; except
                             Fund may invest more than    that the Fund may invest
                             25% of its assets in any     more than 25% of its assets
                             one Underlying Fund."        in any one Underlying
                                                          Fund."

                     THE HARTFORD TAX-FREE CALIFORNIA FUND
                      THE HARTFORD TAX-FREE NEW YORK FUND

PROPOSAL                           CURRENT POLICY               REVISED POLICY
--------                           --------------               --------------
Proposal to revise           The Fund "will not purchase  The Fund "will not purchase
fundamental policy           the securities of any        the securities or loans of
regarding investment         issuer (other than           any issuer or borrower
concentrations within a      securities issued or         (other than securities or
particular industry.         guaranteed by the U.S.       loans issued or guaranteed
                             government or any of its     by the U.S. government or
                             agencies or                  any of its agencies or
                             instrumentalities) if, as a  instrumentalities) if, as a
                             result, more than 25% of     result, more than 25% of
                             the Fund's total assets      the Fund's total assets
                             would be invested in the     would be invested in the
                             securities of companies      securities or loans of
                             whose principal business     companies whose principal
                             activities are in the same   business activities are in
                             industry. . . . [T]ax        the same
                             exempt securities are not    industry. . . . [T]ax
                             subject to this limitation   exempt securities are not
                             unless they are backed by    subject to this limitation
                             the assets and revenues of   unless they are backed by
                             non-governmental issuers;    the assets and revenues of
                             this limitation will not     non- governmental issuers;
                             apply to tax exempt          this limitation will not
                             securities that have been    apply to tax exempt
                             refunded with U.S.           securities that have been
                             government securities."      refunded with U.S.
                                                          government securities."

                                                             [THE HARTFORD LOGO]


                    VOTING YOUR PROXY CARD IS FAST AND EASY
                    THERE ARE THREE CONVENIENT WAYS TO VOTE

         Please read the accompanying Proxy Statement before you vote.




                [COMPUTER LOGO]                                    [PHONE LOGO]                       [ENVELOPE LOGO]
VOTE ON                                         VOTE BY                              VOTE BY MAIL
THE INTERNET                                    TOUCH-TONE TELEPHONE


o Log-on to https://vote.proxy-direct.com       o Dial 1-866-241-6192 (toll free)    o Cast your vote, sign and date the Proxy Card
o Follow the on-screen instructions             o Follow the instructions            o Return in the postage-paid envelope provided


NOTE: IF YOU VOTE BY PHONE OR INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD. PLEASE KEEP IT FOR YOUR FILES.
















                                                             [THE HARTFORD LOGO]

                    VOTING YOUR PROXY CARD IS FAST AND EASY
                    THERE ARE THREE CONVENIENT WAYS TO VOTE

         Please read the accompanying Proxy Statement before you vote.


                [COMPUTER LOGO]                                    [PHONE LOGO]                       [ENVELOPE LOGO]
VOTE ON                                         VOTE BY                              VOTE BY MAIL
THE INTERNET                                    TOUCH-TONE TELEPHONE


o Log-on to https://vote.proxy-direct.com       o Dial 1-866-241-6192 (toll free)    o Cast your vote, sign and date the Proxy Card
o Follow the on-screen instructions             o Follow the instructions            o Return in the postage-paid envelope provided


NOTE: IF YOU VOTE BY PHONE OR INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD. PLEASE KEEP IT FOR YOUR FILES.

                                   [ENVELOPE]



                                                               FIRST CLASS
                                                                 PRESORT
                                                               U.S. POSTAGE
                                                                   PAID
                                                              SMITHTOWN, NY
[THE HARTFORD LOGO]                                          PERMIT NO. 700
                                                        Return Service Requested
PO Box 18011
Hauppauge, NY 11788-8811








                    URGENT REQUEST! WE NEED YOUR VOTE TODAY!




                                          Your Vote Is Important!
                                          Look Inside For Your Proxy Information

                         THE HARTFORD MUTUAL FUNDS, INC.                   PROXY
                       THE HARTFORD MUTUAL FUNDS II, INC.
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
[THE HARTFORD LOGO]      TO BE HELD ON SEPTEMBER 7, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Edward P. Macdonald, Tamara L. Fagely and Jill G. Powilatis or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the series of the companies named above (the "Funds") held by the undersigned on June 21, 2005, at a Special Meeting of Shareholders to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on September 7, 2005, at 8:30 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters as set forth in the Notice of Joint Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

All previous proxies with respect to the meeting are revoked. Receipt of the Notice of Joint Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Fund or by executing a superceding proxy.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            999 99999 999 999

                                         NOTE: Please sign exactly as name
                                         appears to the left. When signing as
                                         attorney, executor, administrator,
                                         trustee, or guardian, please give full
                                         title as such. If signing for a
                                         corporation, please sign in full
                                         corporate name by authorized person. If
                                         a partnership, please sign in
                                         partnership name by authorized person.

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Date                       HMF_15105_GS

FUND                                        FUND                                        FUND
Fund Name Drop-In 1           2652.8576      Fund Name Drop-In 2        1026.8572       Fund Name Drop-In 3           1026.8572
Fund Name Drop-In 4          57858.6497      Fund Name Drop-In 5        3365.9812       Fund Name Drop-In 6           3365.9812
Fund Name Drop-In 7            103.0851      Fund Name Drop-In 8        9658.0602       Fund Name Drop-In 9           9658.0602


THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE NOMINEES AND PROPOSALS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES AND PROPOSALS IF THE PROXY CARD IS SIGNED, DATED, AND RETURNED.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE:[X]

[ ] To vote FOR ALL Funds on ALL Proposals mark this box. (If this box is marked, no other vote is necessary.)

1.       TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF DIRECTORS:

                                                                                       FOR      WITHHOLD    FOR ALL
       01  L.S. Birdsong         02  R.M. Gavin             03  D.E. Hill              ALL         ALL       EXCEPT
       04  P.O. Peterson         05  T.M. Marra             06  L.A. Smith             [ ]         [ ]         [ ]
       07  D.M. Znamierowski     08  S.S. Jaffee            09  W.P. Johnston

To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below:

--------------------------------------------------------------------------------

2. PROPOSAL TO PERMIT THE FUNDS' INVESTMENT ADVISER TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL.


                     FOR  AGAINST  ABSTAIN                        FOR   AGAINST   ABSTAIN                       FOR  AGAINST ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]    Fund Name Drop-In 2   [ ]     [ ]       [ ]    Fund Name Drop-In 3  [ ]    [ ]     [ ]
Fund Name Drop-In 4  [ ]    [ ]      [ ]    Fund Name Drop-In 5   [ ]     [ ]       [ ]    Fund Name Drop-In 6  [ ]    [ ]     [ ]
Fund Name Drop-In 7  [ ]    [ ]      [ ]    Fund Name Drop-In 8   [ ]     [ ]       [ ]    Fund Name Drop-In 9  [ ]    [ ]     [ ]

3(A)(i). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE ISSUING OF SENIOR SECURITIES.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]    Fund Name Drop-In 2  [ ]    [ ]      [ ]    Fund Name Drop-In 3  [ ]    [ ]      [ ]
Fund Name Drop-In 4  [ ]    [ ]      [ ]    Fund Name Drop-In 5  [ ]    [ ]      [ ]                         [ ]    [ ]      [ ]

3(A)(ii).  PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE BORROWING OF
           MONEY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]    Fund Name Drop-In 2  [ ]    [ ]      [ ]    Fund Name Drop-In 3  [ ]    [ ]      [ ]
Fund Name Drop-In 4  [ ]    [ ]      [ ]    Fund Name Drop-In 5  [ ]    [ ]      [ ]

3(A)(iii). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE BORROWING OF
           MONEY, ISSUING OF SENIOR SECURITIES AND PURCHASING SECURITIES ON MARGIN.

                     FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]

3(B). PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING THE PLEDGING, MORTGAGING OR HYPOTHECATING OF ASSETS.

                     FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]

3(C).      PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING UNDERWRITING
           SECURITIES.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]    Fund Name Drop-In 2  [ ]    [ ]      [ ]    Fund Name Drop-In 3  [ ]    [ ]      [ ]
Fund Name Drop-In 4  [ ]    [ ]      [ ]    Fund Name Drop-In 5  [ ]    [ ]      [ ]

3(D). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]    Fund Name Drop-In 2  [ ]    [ ]      [ ]    Fund Name Drop-In 3  [ ]    [ ]      [ ]
Fund Name Drop-In 4  [ ]    [ ]      [ ]    Fund Name Drop-In 5  [ ]    [ ]      [ ]    Fund Name Drop-In 6  [ ]    [ ]      [ ]

3(E). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING PURCHASES AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]    Fund Name Drop-In 2  [ ]    [ ]      [ ]    Fund Name Drop-In 3  [ ]    [ ]      [ ]
Fund Name Drop-In 4  [ ]    [ ]      [ ]    Fund Name Drop-In 5  [ ]    [ ]      [ ]    Fund Name Drop-In 6  [ ]    [ ]      [ ]

3(F). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE DIVERSIFICATION OF INVESTMENTS.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]    Fund Name Drop-In 2  [ ]    [ ]      [ ]    Fund Name Drop-In 3  [ ]    [ ]      [ ]

3(G). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]    Fund Name Drop-In 2  [ ]    [ ]      [ ]    Fund Name Drop-In 3  [ ]    [ ]      [ ]
Fund Name Drop-In 4  [ ]    [ ]      [ ]

3(H)(i). PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING PURCHASES FROM AND SALES TO OFFICERS, DIRECTORS AND EMPLOYEES.

                     FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]

3(H)(ii).  PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING SECURITIES
           TRADING ACCOUNTS.

                     FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]

3(I).      PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE MAKING OF
           LOANS.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]    Fund Name Drop-In 2  [ ]    [ ]      [ ]    Fund Name Drop-In 3  [ ]    [ ]      [ ]
Fund Name Drop-In 4  [ ]    [ ]      [ ]    Fund Name Drop-In 5  [ ]    [ ]      [ ]    Fund Name Drop-In 6  [ ]    [ ]      [ ]

3(J).      PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING SHORT SALES.

                     FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]

3(K). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN CERTAIN INDUSTRIES.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]      [ ]    Fund Name Drop-In 2  [ ]    [ ]      [ ]







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                                  HMF_15105_GS